UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-00537

Franklin Custodian Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)      (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
March 31, 2017

Franklin Custodian Funds

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Semiannual Report
Economic and Market Overview	3
Franklin DynaTech Fund	4
Franklin Growth Fund	10
Franklin Income Fund	16
Franklin U.S. Government Securities Fund	23
Franklin Utilities Fund	28
Financial Highlights and Statements of Investments	33
Financial Statements	88
Notes to Financial Statements	97
Shareholder Information	118

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

The U.S. economy continued to grow in 2017’s first quarter, though at a slower pace compared to 2016’s fourth quarter. Strength in business investment, exports, housing and consumer spending was partially offset by declines in private inventory investment and government spending. The manufacturing sector generally expanded, and the services sector continued to grow. The unemployment rate decreased from 4.9% in September 2016 to 4.5% at period-end.1 Monthly retail sales were volatile, but grew during most of the review period. Inflation generally increased during the period, as measured by the Consumer Price Index.

At its December meeting, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited improved labor market conditions and higher inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data, encouraging corporate earnings, signs of improvement in the Chinese and European economies, ongoing expansionary monetary policies from key central banks and investor optimism arising from U.S. President Donald Trump’s pro-growth and pro-business policy plans. However, investor concerns about the terms of the U.K.’s exit from the European Union and President Trump’s protectionist policies weighed on market sentiment. The broad U.S. stock market ended the six-month period higher, as measured by the Standard & Poor’s® 500 Index.

The foregoing information reflects our analysis and opinions as of March 31, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin DynaTech Fund

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing primarily in equity securities of companies that emphasize innovation and new technologies, have superior management and that benefit from new industry conditions in the dynamically changing global economy.

Performance Overview

The Fund’s Class A shares delivered a +7.85% cumulative total return for the six months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, generated a total return of +10.01%.1 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor’s 500 Index (S&P 500®), produced a +10.12% return, and domestic and international-based stocks as measured by the NASDAQ Composite Index® had a +11.95% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

Several of the Fund’s information technology (IT) holdings contributed significantly to absolute performance during the reporting period.2 During the period, Avago Technologies acquired Broadcom Corp. and Broadcom Limited was formed. The company benefited results as it reported two strong quarters, in which it exceeded consensus expectations. Results were better than expected due to strong execution and the completion of the legacy Broadcom Corp. acquisition. The company announced another acquisition, part of Brocade, in early November 2016, which was well received by the market. Lastly, Broadcom increased its long-term operating margin target model, which could be among the best, in our view, in the entire industry. Facebook helped results amid strong top-and bottom-line performance. Strong user engagement, new ad formats, Instagram and video have been key drivers. Notably, while Snapchat’s initial public offering had been viewed as a concern for many, possibly leading to a renewed focus on millennials’ relationship with Facebook, Snapchat’s slowing user growth in the latter half of 2016 and strong competitive behavior and feature adoption both by Instagram and Facebook shifted the narrative. Mastercard also benefited performance. The company’s fourth-quarter 2016 results were slightly ahead of consensus expectations amid good operating leverage and guidance for expense growth to remain in check. Expectations are for the VocaLink acquisition to close in the second quarter of 2017, which we believe should give Mastercard a point of differentiation versus its peer, Visa. Commentary regarding trends through January 2017 showed modest acceleration in spending, especially as it pertains to the company’s high-margin cross-border business.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell
Investment Group.
2. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 38.

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The Fund’s consumer discretionary allocation also notably supported performance.3 Within the sector, Netflix benefited results. After seeing elevated subscriber churn during the summer of 2016 as customers were “un-grandfathered” from price increases implemented two years ago, the company saw a stabilization during its third quarter and delivered stronger-than-expected subscriber growth for its full fiscal year. Although U.S. subscriber additions stabilized, international subscriber additions continued to increase year-over-year, leading future global subscriber estimates to increase meaningfully. Additionally, its outlook for the first quarter of 2017 has the large international losses it has generated the past two years reaching a small gain as it embarks on the “generating significant global profits” portion of its growth plan. Amazon.com helped results amid consistent and profitable growth of its Amazon Web Service, which accounted for half of current earnings and about half of the company’s valuation, in our analysis. The company also experienced strong global growth of its Prime subscription service. The company’s shares benefited during the period as investors seemed to look past the current investment cycle, particularly for international retail. Amazon’s impact on traditional retailers seemed to intensify this past holiday season.

The health care sector also aided the Fund’s absolute results.4 Veterinary and pet products and services company IDEXX Laboratories performed well during the reporting period. The company’s shares appreciated as profits in the September and December 2016 quarters exceeded consensus expectations, and as investors gravitated toward consumer-oriented stocks that could benefit from an improving economy. Biotechnology firm Celgene’s strong performance during the review period was mostly driven by the U.S. presidential election. As an industry, biotechnology had underperformed the broader market leading into the November 2016 election as consensus expectations were for a Hillary Clinton victory. With the election of Donald Trump, and more importantly, the Republican sweep in Congress, investors viewed the risk of government intervention on drug pricing as diminished.

In contrast, several holdings detracted from the Fund’s absolute performance during the reporting period, including Edwards Lifesciences, DexCom5 and Illumina in the health care sector. Shares of Edwards Lifesciences, a producer of artificial heart valves and hemodynamic monitoring, fell as investors took profits in the medical technology industry in late 2016 following strong performance that was driven by a trend of accelerating sales growth that failed to persist in the September quarter. The company’s stock also was negatively affected by the U.S. election, which spurred optimism for accelerating economic growth that led to an investor rotation toward more economically sensitive sectors. Medical devices company DexCom’s stock declined for reasons similar to Edwards Lifesciences. In addition, DexCom’s sales growth matured in the September and December 2016 quarters to an extent that was greater than investor expectations. Biotechnology company Illumina hindered the Fund’s results as the company’s stock

3. The consumer discretionary sector comprises automobiles; Internet and direct marketing retail; media; and textiles, apparel and luxury goods in the SOI.
4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.
5. Sold by period-end.
See www.franklintempletondatasources.com for additional provider information.

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FRANKLIN DYNATECH FUND

underperformed early in the reporting period when placements for one of its instrument lineups came in below market expectations. However, the company launched a new instrument cycle in January, and the stock recovered strongly. We have a positive outlook on sequencing and Illumina’s leadership position in the industry.

Top 10 Holdings

3/31/17

Company	% of Total
Sector/Industry	Net Assets
Amazon.com Inc.	6.2%
Internet & Direct Marketing Retail
Alphabet Inc.	5.4%
Internet Software & Services
Facebook Inc.	4.8%
Internet Software & Services
Mastercard Inc.	3.4%
IT Services
Visa Inc.	2.7%
IT Services
Celgene Corp.	2.5%
Biotechnology
Equinix Inc.	2.4%
Equity Real Estate Investment Trusts (REITs)
Tencent Holdings Ltd.	2.2%
Internet Software & Services
Salesforce.com Inc.	2.1%
Software
Broadcom Ltd.	2.0%
Semiconductors & Semiconductor Equipment

In the IT sector, security platform solutions provider Palo Alto Networks struggled with sales execution issues during the October 2016 and January 2017 fiscal quarters after a large and ill-conceived sales reorganization during the October quarter.5 We believe the company is also struggling to move down market as Cisco has improved its security portfolio and provided greater incentives to its channel. Although we remain confident that Palo Alto Networks is attractively valued, we have taken a more conservative view on how large this company can be in the future. Twilio, a cloud communications platform provider, also hindered results in the IT sector. Despite strong underlying growth and improving leverage, Twilio fell significantly during the review period as investor expectations were reduced and investors sold shares in the face of a large lock-up expiration. We remain positive on Twilio’s long-term growth prospects and potential to disrupt significant portions of the communications services market.

Elsewhere, LED lighting manufacturer Acuity Brands hindered performance.5 The company experienced three quarterly earnings misses due to slower non-residential construction activity following the November election, manufacturing disruptions in its Mexican facility, an appreciation in the Mexican peso that weighed on margins and concerns about a border adjustment tax.

As managers of Franklin DynaTech Fund, at period-end we remained encouraged by the relative abundance of companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
6-Month	+7.85%	+1.65%
1-Year	+22.17%	+15.15%
5-Year	+81.35%	+11.32%
10-Year	+162.09%	+9.46%
Advisor[4]
6-Month	+7.99%	+7.99%
1-Year	+22.49%	+22.49%
5-Year	+83.64%	+12.93%
10-Year	+167.95%	+10.36%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (10/1/16–3/31/17)
	Long-Term
Share Class	Capital Gain
A	$1.6945
C	$1.6945
R	$1.6945
R6	$1.6945
Advisor	$1.6945

Total Annual Operating Expenses[5]
Share Class	With Waiver	Without Waiver
A	0.91%	0.92%
Advisor	0.66%	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Investments in fast-growing industries, like the technology and health care sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement or regulatory approval for new drugs and medical instruments. The
Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +126.97%
and +9.67%.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/16	Value 3/31/17	10/1/16–3/31/17[1,2]	Value 3/31/17	10/1/16–3/31/17[1,2]	Ratio[2]
A	$1,000	$1,078.50	$4.66	$1,020.44	$4.53	0.90%
C	$1,000	$1,074.50	$8.48	$1,016.75	$8.25	1.64%
R	$1,000	$1,077.30	$5.96	$1,019.20	$5.79	1.15%
R6	$1,000	$1,080.80	$2.49	$1,022.54	$2.42	0.48%
Advisor	$1,000	$1,079.90	$3.37	$1,021.69	$3.28	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Growth Fund

This semiannual report for Franklin Growth Fund covers the period ended March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance Overview

The Fund’s Class A shares delivered a +9.61% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, had a +10.12% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

Franklin Growth Fund owned shares of 163 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the period under review, most investment sectors contributed to absolute performance, including industrials,

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 47.

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Top 10 Holdings
3/31/17
Company	% of Total
Sector/Industry	Net Assets
Apple Inc.	4.6%
Technology Hardware & Equipment
Amazon.com Inc.	2.4%
Retailing
Alaska Air Group Inc.	2.3%
Transportation
Alphabet Inc.	2.1%
Software & Services
Northrop Grumman Corp.	2.0%
Capital Goods
Microsoft Corp.	1.7%
Software & Services
Union Pacific Corp.	1.7%
Transportation
Mettler-Toledo International Inc.	1.6%
Pharmaceuticals, Biotechnology & Life Sciences
The Walt Disney Co.	1.5%
Media
The Boeing Co.	1.5%
Capital Goods

information technology (IT) and health care.2 In industrials, airline operator Alaska Air Group benefited from an improving fare environment across the industry starting in the second half of 2016. It also enjoyed slower competitive capacity growth in its Seattle hub. Finally, the market seemed optimistic about the prospects for Alaska’s merger with Virgin America. Aircraft manufacturer Boeing has performed well recently amid general investor bullishness about economically sensitive companies, driven by the U.S. President Trump administration’s policy promises regarding trade, taxes and foreign corporate cash repatriation. Additionally, airline industry fundamentals, specifically traffic and profits, have remained healthy. Finally, the company has made solid progress on reducing risk around its 787 program.

In IT, technology hardware and software provider Apple performed well as the iPhone 7 cycle turned out to be better than expected. Additionally, Apple’s service revenue has continued to grow and investor anticipation of a strong iPhone 8 cycle is buoying sentiment toward the stock. The Fund’s position in Microsoft, a software and IT services company, also helped results. Microsoft performed well during the period due to a more resilient personal computer spending environment, continued growth in enterprise Office 365 adoption, a rebound in growth of its legacy server business and sustained growth of its Azure cloud offering. We remain positive on Microsoft as the company transitions to the cloud and expands its share of IT spending.

In health care, biotechnology firm Celgene’s strong performance during the review period was mostly driven by the U.S. presidential election. As an industry, biotechnology had underperformed the broader market leading into the November 2016 election as consensus expectations were for a Hillary Clinton victory. With the election of Donald Trump, and more importantly, the Republican sweep in Congress, investors viewed the risk of government intervention on drug pricing as diminished. Mettler-Toledo International’s favorable stock performance reflected the strong results the company delivered in 2016 and the positive 2017 outlook it provided. Mettler’s product portfolio, commercial execution and a successful implementation of a new enterprise resource planning system have enhanced its results. The market has rewarded the level of commercial execution and the optimism about continued results from the consistent reinvestment into the business.

In contrast, the consumer staples sector detracted from the Fund’s absolute performance during the reporting period.3 CVS Health stock underperformed in the period due to increasing scrutiny on the pharmacy benefit manager business model, as well as uncertainty on the drug pricing environment. We believe the vertically integrated business model of CVS Health as a retailer and pharmacy benefits manager offers competitive advantages that could enable the company to capture an increasing share of health care spending in the long term. Monster Beverage also hindered results. The company experienced several production issues in the U.S., which led the company to miss consensus expectations. Additionally, its innovation rollout has been initially slower than expected. However, we view these issues as transitory and expect growth to reaccelerate.

Elsewhere, risk management solutions provider Dun & Bradstreet hindered results in the industrials sector. The company’s management is pursuing a multi-year organic growth enhancement strategy by leveraging its commercial

2. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The IT sector comprises technology hardware equipment, software and services, and semiconductors and semiconductor equipment in the SOI. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.
3. The consumer staples sector comprises food, beverage and tobacco; food and staples retailing; and household and personal products in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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credit and contact data in new use cases. This strategy had shown good progress early in 2016, but a sequential deceleration in third-quarter results and the disclosure of a change in the company’s distribution arrangement with partner Salesforce.com in the fourth-quarter results were both setbacks to organic growth improvement. In February, the company’s 2017 guidance was weaker than expected, partly due to investments the business is making to offset the slowing growth from the Salesforce.com partnership. In addition, Dun & Bradstreet acquired a business in 2017’s first quarter that resulted in a credit rating downgrade by S&P and a higher forecasted interest expense in 2017 than was previously expected.

In IT, Palo Alto Networks detracted from results. Palo Alto Networks struggled with sales execution issues during the October 2016 and January 2017 fiscal quarters after a large and ill-conceived sales reorganization during the October quarter. We believe the company is also struggling to move down market as Cisco has improved its security portfolio and provided greater incentives to its channel. Although we remain confident that Palo Alto Networks is attractively valued, we have taken a more conservative view on how large this company can be in the future.

In health care, shares of Edwards Lifesciences, a producer of artificial heart valves and hemodynamic monitoring, fell as investors took profits in the medical technology industry in late 2016 following strong performance that was driven by a trend of accelerating sales growth that failed to persist in the September quarter. The company’s stock also was negatively affected by the U.S. election, which spurred optimism for accelerating economic growth that led to an investor rotation toward more economically sensitive sectors.

Thank you for your participation in Franklin Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of March 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
6-Month	+9.61%	+3.31%
1-Year	+17.09%	+10.35%
5-Year	+78.91%	+11.01%
10-Year	+121.38%	+7.63%
Advisor
6-Month	+9.74%	+9.74%
1-Year	+17.36%	+17.36%
5-Year	+81.16%	+12.62%
10-Year	+126.99%	+8.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

Distributions (10/1/16–3/31/17)
	Net Investment	Long-Term
Share Class	Income	Capital Gain	Total
A	$0.3928	$2.4961	$2.8889
C	—	$2.4961	$2.4961
R	$0.2050	$2.4961	$2.7011
R6	$0.7176	$2.4961	$3.2137
Advisor	$0.6071	$2.4961	$3.1032

Total Annual Operating Expenses[4]
Share Class	With Waiver	Without Waiver
A	0.88%	0.90%
Advisor	0.63%	0.65%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. The
Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. In addition, the
Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/16	Value 3/31/17	10/1/16–3/31/17[1,2]	Value 3/31/17	10/1/16–3/31/17[1,2]	Ratio[2]
A	$1,000	$1,096.10	$4.49	$1,020.64	$4.33	0.86%
C	$1,000	$1,091.90	$8.40	$1,016.90	$8.10	1.61%
R	$1,000	$1,094.60	$5.80	$1,019.40	$5.59	1.11%
R6	$1,000	$1,098.20	$2.35	$1,022.69	$2.27	0.45%
Advisor	$1,000	$1,097.40	$3.19	$1,021.89	$3.07	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Semiannual Report 15

Franklin Income Fund

This semiannual report for Franklin Income Fund covers the period ended March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance Overview

The Fund’s Class A shares delivered a cumulative total return of +7.68% for the six months under review. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, returned +10.12%.1 The Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, posted a -2.18% total return.1 The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, returned +4.33%.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; its cash flow potential and profitability; its competitive positioning and advantages; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing

Distributions*
10/1/16–3/31/17
		Distributions per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.00	0.90	0.93	1.03	1.02
November	1.00	0.90	0.93	1.03	1.02
December	1.00	0.90	0.93	1.03	1.02
January	1.00	0.90	0.93	1.03	1.02
February	1.00	0.90	0.93	1.03	1.02
March	1.00	0.90	0.93	1.03	1.02
Total	6.00	5.40	5.58	6.18	6.12

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager’s Discussion

The Fund continued to pursue its long-term strategy of investing across asset classes to generate attractive income, while seeking opportunities for capital appreciation. During the six months under review, our actions and movements in equity and fixed income markets resulted in a modest decline in equity holdings from 57.8% to 55.7%, while fixed income holdings were relatively flat at 40.1%. The flexibility to use market volatility to invest in different asset classes remains a core strategy of the Fund.

In the months following the U.S. presidential election, equity markets have performed well. The prospects of higher interest rates, an accelerating economy that could benefit from less regulation, the possibility of a large infrastructure bill and a focus on job creation all contributed to investor optimism and pushed equity values higher.

Among equities, the largest contributor during the period under review was the financials sector as the Federal Reserve raised interest rates in December and inflation expectations rose in the

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/17, this category consisted of 591 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 57.

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FRANKLIN INCOME FUND

Portfolio Composition
3/31/17
% of Total
Net Assets
Equity*	55.7%
Energy	9.3%
Financials**	8.2%
Health Care	7.0%
Utilities	6.0%
Information Technology	5.7%
Industrials	5.0%
Materials	4.4%
Consumer Discretionary	4.2%
Consumer Staples	3.8%
Telecommunication Services	1.3%
Real Estate	0.8%
Fixed Income***	40.1%
Health Care	8.5%
Energy	7.3%
Consumer Discretionary	5.9%
Financials	4.5%
Telecommunication Services	3.0%
Utilities	2.9%
Industrials	2.4%
Materials	2.4%
Information Technology	2.3%
Real Estate	0.5%
Consumer Staples	0.4%
Short-Term Investments & Other Net Assets	4.2%

*Includes convertible bonds.
**Includes options purchased.
***Includes senior floating rate interests.

fourth quarter. The Fund began to increase its weightings across the sector in early 2016 as we believed that fears of slower growth and deteriorating credit concerns would dissipate and that financial companies would continue to grow book value. Our holdings in global banks JPMorgan Chase and Wells Fargo were the largest contributors to performance. JPMorgan reported strong performance during the period helped by results within their fixed income currencies and commodities business and lower legal costs, while strong performance at Wells Fargo was driven by mortgage-origination income. Earnings at both companies benefited from improved net interest income, which resulted from the increase in long-term interest rates, while investor optimism about accelerating economic growth also supported share gains. Similarly, insurance companies Metlife and AXA were also significant contributors to performance.

The materials sector contributed to Fund performance with strong results from chemical manufacturers Dow Chemical and BASF. BASF continued to show healthy cash flow generation and a diversified portfolio across products and geographies, which enabled favorable product development. Similarly, Dow has shown consistently promising results in recent years and their pending merger with DuPont could drive additional value over time. A recovery in commodity prices and ongoing cost containment efforts lifted shares of mining conglomerate Rio Tinto.

In recent years, the Fund has seen an increasing number of opportunities in the information technology sector, a sector which saw solid gains during the period under review. Microsoft was the largest contributor as it posted two impressive quarters within the period, showing continued strong execution in the shift of enterprise customers to their Office 365 platform and robust growth in their cloud-computing solution Azure. Apple was also a standout contributor as iPhone sales continued to beat analyst expectations and their services business continued to grow.

Top Five Equity Holdings
3/31/17
Company	% of Total
Sector/Industry	Net Assets
Royal Dutch Shell PLC	2.2%
Energy
Wells Fargo & Co.	1.7%
Financials
The Dow Chemical Co.	1.5%
Materials
BASF SE	1.4%
Materials
General Electric Co.	1.3%
Industrials

Other significant contributors included the Fund’s performance within the industrials sector as companies benefited from anticipated prospects of an improvement in the economy, the potential for a large infrastructure spending measure and increased focus by the Trump administration on bringing manufacturing jobs to the US.

The telecommunication services sector was the one sector in equities that detracted from performance, albeit only in a small way. Individual equity positions that detracted from performance included the retail chain Target, in the consumer discretionary sector. Target’s fourth quarter results were negatively impacted by softer traffic in-store and its weak guidance for 2017 was emblematic of many brick-and-mortar retailer’s struggles in competing with online competitors.

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Semiannual Report 17

FRANKLIN INCOME FUND

Within consumer staples, Anheuser Busch saw soft results in their South American business overshadow strength in Mexico and an improvement in their stable U.S. business. Within the equity energy sector, Occidental Petroleum suffered from near-term production disruptions, while Halcon Resources looked to regain investor support after emerging from bankruptcy. The company made a transformative equity-funded acquisition into the Permian Basin of west Texas in January of 2017 at what we considered an attractive valuation. However, given this is a new basin for the company, we believe the equity market is looking for solid execution before giving the company credit for their expanding and improving asset footprint.

Other declines within individual equity positions included Teva Pharmaceuticals, which had a soft quarterly performance and saw patent challenges hurt its share price performance. Additional health care holdings, AstraZeneca and Gilead, were also impacted by slower sales trends in key products.

The Fund continues to use equity derivatives to seek to mitigate volatility and enhance total returns. No individual derivative positions significantly impacted performance.

Top Five Fixed Income Holdings
and Senior Floating Rate Interests*
3/31/17
Company	% of Total
Sector/Industry	Net Assets
CHS/Community Health Systems Inc.	2.5%
Health Care
Chesapeake Energy Corp.	2.1%
Energy
Tenet Healthcare Corp.	2.0%
Health Care
JPMorgan Chase & Co.	1.7%
Financials
iHeartCommunications Inc.	1.5%
Consumer Discretionary
*Does not include convertible bonds.

Fixed income holdings, particularly those in the energy sector, added to Fund performance. The Fund seeks opportunities to engage with companies to help them solve potential financing needs such as reducing debt and extending maturities. These situations can lead to improved financial flexibility for the company, while allowing the Fund to participate in securities that have an attractive income and total return profile. Strong energy sector contributors during the period, Weatherford, Chesapeake Energy and W&T Offshore were among the many situations where the Fund has worked closely with a company to achieve those goals. For the sixth-month period, a more constructive commodity price environment that served as a tailwind for the industry as a whole and the decision by the Organization of Petroleum Exporting Countries to remove production from the market in November provided catalysts that helped bond prices. Weatherford, an oil and gas service company, had several positive announcements after accessing the capital markets and bolstering their liquidity. It announced two strategic joint ventures with solid counterparties, outlined a credible debt reduction strategy, as well as hired a new chief executive officer from bellwether Halliburton. The market appeared to have gained confidence in Weatherford’s ability to pay down their long-term debt, causing the bonds to rally. Similarly, Chesapeake executed particularly well in the past six months by accessing the capital markets, selling non-core assets and addressing near-term maturities.

Within the telecommunication services sector, Sprint bonds performed well as confidence in its operational turnaround continued to increase, bolstered by positive earnings performance in the September and December quarters. In addition, there was increased speculation that Sprint would be involved in an industry consolidation. In the consumer discretionary sector, our position with iHeart Communications contributed to performance, as investors gained comfort from the company’s operating results, as well as from a bond exchange offer to address balance sheet and debt maturities. Our position in Echostar, the parent company of DISH, a global provider of satellite communications, also performed well within this category.

The fixed income financial sector, particularly banks, continued to perform well due to expectations of higher rates and a steeper yield curve. Our large positions in JP Morgan and Citigroup benefited, particularly in the first quarter. JPMorgan is one of several examples of how the Fund invests across the capital structure of a company we view positively. Individual fixed income health care positions that significantly contributed to Fund performance included Tenet Healthcare, which outperformed as hospital names rallied after concerns about the potential repeal of the Affordable Care Act receded. Tenet’s USPI and Conifer divisions both performed well.

Individual fixed income health care positions that significantly detracted from performance included pharmaceutical companies Concordia and Valeant Pharmaceuticals. Concordia underperformed during the period, as investors became concerned about legislative and regulatory actions targeting some generic companies in the U.K. Earnings were also weak with several products encountering competition, significant

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FRANKLIN INCOME FUND

foreign exchange headwinds, and poor commentary around 2017 guidance. Valeant was a modest underperformer during the period, as 2017 guidance came in lower than expectations and asset sales took longer to materialize than some had hoped. After rallying in February, longer dated Valeant bonds declined in March after a refinancing that pushed some nearer-term maturities out to 2022.

Other individual fixed income detractors included retailers, which was a major detractor in both high yield bonds and leveraged loans during the past six months. The sector underperformed during the period, as investors worried about the accelerating decline in sales and the higher fixed cost structure that characterizes traditional brick and mortar retailers, as consumers increasingly shop online. Department stores such as Belk and Neiman Marcus in particular languished as well as apparel companies. Retailers with meaningful exposure in the oil and gas markets (e.g. Texas, Oklahoma and Louisiana) also suffered due to consumer weakness, this included sporting goods store Academy and Neiman Marcus. The Fund has generally underweighted retailers with little exposure to high yield bonds. Our modest exposure has been mostly in senior secured loans, which we believe provide some downside protection due to their potential for asset recovery.

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Richard Hsu is a vice president, portfolio manager and research analyst in the Franklin Templeton Fixed Income Group. He is also a member of the firm’s Fixed Income Policy Committee. Mr. Hsu assists in the managing of bank loan credit strategies and research for the Franklin Income Fund and other corporate credit products that have allocations to floating rate debt. Mr. Hsu joined the firm in 1996 and helped create the floating rate bank loan group in 1997. Mr. Hsu holds both a B.A. with Honors and M.A. from Stanford University. He is a Chartered Financial Analyst (CFA) charterholder, as well as a member of the CFA Society of San Francisco (CFASF) and the CFA Institute.

Todd Brighton is a vice president, portfolio manager and research analyst for Franklin Equity Group. Mr. Brighton analyzes equity and equity-linked investments for the core/hybrid team and specializes in the development of volatility-based strategies. Mr. Brighton joined Franklin Templeton Investments in 2000. His prior responsibilities included the trading of equities, equity derivatives, convertibles and high yield bonds. Mr. Brighton earned his B.S. degree in Managerial Economics from the University of California, Davis. He is a Chartered Financial Analyst (CFA) charterholder and a member of the CFA Institute and the CFA Society of San Francisco.

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FRANKLIN INCOME FUND

Performance Summary as of March 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
6-Month	+7.68%	+3.10%
1-Year	+18.02%	+13.20%
5-Year	+42.18%	+6.33%
10-Year	+66.60%	+4.78%
Advisor
6-Month	+7.80%	+7.80%
1-Year	+17.77%	+17.77%
5-Year	+43.61%	+7.51%
10-Year	+68.94%	+5.38%

		30-Day Standardized Yield[5]
	Distribution
Share Class	Rate[4]	(with waiver)	(without waiver)

A	4.88%	3.40%	3.39%

Advisor	5.23%	3.70%	3.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 21 for Performance Summary footnotes.

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FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	3/31/17	9/30/16	Change
A (FKINX)	$2.36	$2.25	+$0.11
C (FCISX)	$2.38	$2.27	+$0.11
R (FISRX)	$2.31	$2.21	+$0.10
R6 (FNCFX)	$2.34	$2.23	+$0.11
Advisor (FRIAX)	$2.34	$2.23	+$0.11

Distributions (10/1/16–3/31/17)
	Net Investment
Share Class	Income
A	$0.0600
C	$0.0540
R	$0.0558
R6	$0.0618
Advisor	$0.0612

Total Annual Operating Expenses[6]
Share Class
A	0.61%
Advisor	0.46%

Each class of shares is available to certain investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating-rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/17.
5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/16	Value 3/31/17	10/1/16–3/31/17[1,2]	Value 3/31/17	10/1/16–3/31/17[1,2]	Ratio[2]
A	$1,000	$1,076.80	$3.21	$1,021.84	$3.13	0.62%
C	$1,000	$1,073.20	$5.79	$1,019.35	$5.64	1.12%
R	$1,000	$1,071.50	$5.01	$1,020.09	$4.89	0.97%
R6	$1,000	$1,078.30	$2.02	$1,022.99	$1.97	0.39%
Advisor	$1,000	$1,078.00	$2.43	$1,022.59	$2.37	0.47%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin U.S. Government Securities Fund

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Portfolio Composition
Based on Total Net Assets as of 3/31/17

GNMA	98.7%
Short-Term Investments & Other Net Assets	1.3%

Performance Overview

The Fund’s Class A shares generated a -1.48% cumulative total return for the six months under review. In comparison, the Fund’s peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, posted a -1.31% total return.2 The Bloomberg Barclays U.S. Government Index: Intermediate Component, the intermediate component of the Bloomberg Barclays U.S. Government Index, returned -1.65% for the same period.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We currently invest the Fund’s assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund’s short-term investments may include short-term government securities and cash or cash equivalents.

Distributions*
10/1/16–3/31/17
		Distributions per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.69	1.42	1.50	1.84	1.77
November	1.51	1.25	1.34	1.66	1.59
December	1.61	1.35	1.43	1.76	1.69
January	1.60	1.34	1.41	1.75	1.68
February	1.63	1.39	1.46	1.77	1.70
March	1.59	1.33	1.38	1.74	1.67
Total	9.63	8.08	8.52	10.52	10.10

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales grew for most of the period, but slowed in February because of low supply levels and rising prices.

GNMA mortgage-backed securities (MBS) produced negative excess returns and underperformed Treasuries.

In our view, agency MBS remained fully valued. The Fed’s participation in agency MBS has, in our view, kept mortgage valuations high. Questions persist about the demand source for agency MBS once the Fed moves closer to ceasing reinvestment in MBS. We felt demand from banks, mortgage

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/17, there were 63 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
3. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 78.

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Semiannual Report 23

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed’s reduced presence in the MBS sector. We believed prepayment levels could moderate with mortgage rates staying in the same range and underwriting standards remaining tight.

Within the agency mortgage pass-through sector, GNMA MBS underperformed their Freddie Mac MBS and Fannie Mae MBS counterparts. On a total return basis, GNMA 4.0% coupons had the least negative returns, while 3.0% coupons had the largest negative returns.

The Fund maintains a conservative, disciplined investment strategy and invests entirely in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government—the same guarantee applicable to U.S. Treasuries.1 Our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 3.5% coupons, while reducing exposure to 4.0% coupons. Our heaviest allocation was in 3.5%, 4.5% and 5.0% coupons at period-end. The Fund’s position in 3.0% coupon GNMA securities significantly benefited performance, while our allocation to 4.5% coupon GNMAs detracted slightly from performance.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of March 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/171

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
6-Month	-1.48%	-5.64%
1-Year	-0.29%	-4.49%
5-Year	+5.70%	+0.23%
10-Year	+41.16%	+3.05%
Advisor
6-Month	-1.24%	-1.24%
1-Year	+0.02%	+0.02%
5-Year	+6.65%	+1.30%
10-Year	+43.30%	+3.66%

		30-Day Standardized Yield[5]
	Distribution
Share Class	Rate[4]	(with waiver)	(without waiver)

A	2.97%	2.26%	2.26%

Advisor	3.24%	2.51%	2.50%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

Distributions (10/1/16–3/31/17)
	Net Investment
Share Class	Income
A	$0.0963
C	$0.0808
R	$0.0852
R6	$0.1052
Advisor	$0.1010

Total Annual Operating Expenses[6]
Share Class	With Waiver	Without Waiver
A	0.77%	0.78%
Advisor	0.62%	0.63%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the
Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of themain investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/17.
5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/16	Value 3/31/17	10/1/16–3/31/17[1,2]	Value 3/31/17	10/1/16–3/31/17[1,2]	Ratio[2]
A	$1,000	$985.20	$3.76	$1,021.14	$3.83	0.76%
C	$1,000	$984.20	$6.23	$1,018.65	$6.34	1.26%
R	$1,000	$985.00	$5.44	$1,019.45	$5.54	1.10%
R6	$1,000	$986.70	$2.38	$1,022.54	$2.42	0.48%
Advisor	$1,000	$987.60	$3.02	$1,021.89	$3.07	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Semiannual Report 27

Franklin Utilities Fund

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance Overview

The Fund’s Class A shares delivered a +5.91% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 (S&P 500) Index, which is a broad measure of U.S. stock performance, generated a +10.12% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index, produced a +6.54% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 30.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager’s Discussion

During the reporting period, the Fund’s utilities sector holdings contributed to its absolute performance.2 Within the sector, our positions in Edison International, CenterPoint Energy and PG&E helped results. Edison and PG&E performed well as a cost-of-capital regulatory settlement in California extended earnings clarity in the state for the companies, giving investors greater confidence in sustainable performance for California utilities. CenterPoint’s performance continued to recover from

2015 weakness, when lower commodity prices negatively impacted the performance of the company’s investment in Enable, a gas-oriented master limited partnership.

In contrast, the energy sector detracted from the Fund’s absolute results.3 Petroleum products producer Kinder Morgan hindered performance in the sector. In our analysis, the company tends to be less sensitive to commodity price recovery compared to other pipeline companies, dampening investor optimism relative to other opportunities.

In the utilities sector, National Grid and Westar Energy weighed on the Fund’s absolute performance. Shares of U.K.-based electricity and natural gas distribution company National Grid suffered amid weakness of the British pound relative to the U.S. dollar. In addition, increased global inflationary growth expectations following the November 2016 U.S. election had a negative impact on the stock performance of U.K.’s regulated utilities. Electricity company Westar Energy declined due largely to uncertainty about whether regulatory approvals can be attained for Great Plains Energy’s acquisition of Westar. A decision in Kansas expected by the end of April should give better clarity into the potential completion of the merger.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.
3. The energy sector comprises oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 86.

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FRANKLIN UTILITIES FUND

Top 10 Holdings
3/31/17
Company	% of Total
Sector/Industry	Net Assets
NextEra Energy Inc.	5.9%
Electric Utilities
Edison International	5.1%
Electric Utilities
Dominion Resources Inc.	5.1%
Multi-Utilities
PG&E Corp.	4.9%
Electric Utilities
Sempra Energy	4.9%
Multi-Utilities
Duke Energy Corp.	4.4%
Electric Utilities
American Electric Power Co. Inc.	4.1%
Electric Utilities
Exelon Corp.	3.8%
Electric Utilities
The Southern Co.	3.5%
Electric Utilities
CMS Energy Corp.	3.4%
Multi-Utilities

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 29

FRANKLIN UTILITIES FUND

Performance Summary as of March 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]		Total Return[3]
A
6-Month	+5.91%		+1.42%
1-Year	+9.01%		+4.37%
5-Year	+73.67%		+10.71%
10-Year	+103.35%		+6.89%
Advisor
6-Month	+6.06%		+6.06%
1-Year	+9.22%		+9.22%
5-Year	+75.00%		+11.84%
10-Year	+106.55%		+7.52%

30-Day Standardized Yield[5]
Distribution
Share Class	Rate[4]	(with waiver)	(without waiver)
A	2.36%	2.54%	2.54%
Advisor	2.59%	2.81%	2.80%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	3/31/17	9/30/16		Change
A (FKUTX)	$18.63	$17.85	+$	0.78
C (FRUSX)	$18.54	$17.76	+$	0.78
R (FRURX)	$18.57	$17.78	+$	0.79
R6 (FUFRX)	$18.76	$17.97	+$	0.79
Advisor (FRUAX)	$18.77	$17.97	+$	0.80

Distributions (10/1/16–3/31/17)
	Net Investment	Short-Term
Share Class	Income	Capital Gain		Total
A	$0.2466	$0.0102		$0.2568
C	$0.2021	$0.0102		$0.2123
R	$0.2154	$0.0102		$0.2256
R6	$0.2694	$0.0102		$0.2796
Advisor	$0.2600	$0.0102		$0.2702

Total Annual Operating Expenses[6]
Share Class
A	0.73%
Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the utilities sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on
3/31/17.
5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN UTILITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/16	Value 3/31/17	10/1/16–3/31/17[1,2]	Value 3/31/17	10/1/16–3/31/17[1,2]	Ratio[2]
A	$1,000	$1,059.10	$3.75	$1,021.29	$3.68	0.73%
C	$1,000	$1,056.70	$6.31	$1,018.80	$6.19	1.23%
R	$1,000	$1,058.00	$5.54	$1,019.55	$5.44	1.08%
R6	$1,000	$1,061.10	$2.42	$1,022.59	$2.37	0.47%
Advisor	$1,000	$1,060.60	$2.98	$1,022.04	$2.92	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin DynaTech Fund
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$52.05	$46.04	$46.08	$42.13	$34.00	$27.66
Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)	(0.14)	(0.21)	(0.18)	(0.12)	(0.11)
Net realized and unrealized gains (losses)	3.88	7.35	1.78	5.94	8.25	7.10
Total from investment operations	3.80	7.21	1.57	5.76	8.13	6.99
Less distributions from net realized gains.	(1.69)	(1.20)	(1.61)	(1.81)	—	(0.65)
Net asset value, end of period	$54.16	$52.05	$46.04	$46.08	$42.13	$34.00

Total return[c]	7.85%	15.73%	3.40%	13.98%	23.91%	25.59%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.90%	0.91%	0.89%	0.89%	0.94%	0.96%
Expenses net of waiver and payments by
affiliates	0.90%[e,f]	0.90%	0.89%[e]	0.89%[e,f]	0.94%	0.96%
Net investment income (loss)	(0.33)%	(0.30)%	(0.44)%	(0.41)%	(0.34)%	(0.35)%

Supplemental data
Net assets, end of period (000’s)	$2,111,416	$2,123,082	$1,857,570	$1,504,338	$1,072,814	$898,665
Portfolio turnover rate	13.07%	22.42%	31.02%	26.43%	35.40%	16.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 33

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$44.71	$40.00	$40.53	$37.53	$30.52	$25.07
Income from investment operations[a]:
Net investment income (loss)[b]	(0.23)	(0.43)	(0.50)	(0.46)	(0.35)	(0.32)
Net realized and unrealized gains (losses)	3.30	6.34	1.58	5.27	7.36	6.42
Total from investment operations	3.07	5.91	1.08	4.81	7.01	6.10
Less distributions from net realized gains.	(1.69)	(1.20)	(1.61)	(1.81)	—	(0.65)
Net asset value, end of period	$46.09	$44.71	$40.00	$40.53	$37.53	$30.52

Total return[c]	7.45%	14.86%	2.63%	13.13%	22.97%	24.67%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.64%	1.66%	1.64%	1.64%	1.69%	1.71%
Expenses net of waiver and payments by
affiliates	1.64%[e,f]	1.65%	1.64%[e]	1.64%[e,f]	1.69%	1.71%
Net investment income (loss)	(1.07)%	(1.05)%	(1.19)%	(1.16)%	(1.09)%	(1.10)%

Supplemental data
Net assets, end of period (000’s)	$318,812	$318,896	$270,961	$212,961	$176,556	$142,903
Portfolio turnover rate	13.07%	22.42%	31.02%	26.43%	35.40%	16.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

34 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$50.90	$45.16	$45.35	$41.58	$33.65	$27.44
Income from investment operations[a]:
Net investment income (loss)[b]	(0.14)	(0.26)	(0.32)	(0.29)	(0.21)	(0.19)
Net realized and unrealized gains (losses)	3.79	7.20	1.74	5.87	8.14	7.05
Total from investment operations	3.65	6.94	1.42	5.58	7.93	6.86
Less distributions from net realized gains.	(1.69)	(1.20)	(1.61)	(1.81)	—	(0.65)
Net asset value, end of period	$52.86	$50.90	$45.16	$45.35	$41.58	$33.65

Total return[c]	7.73%	15.43%	3.11%	13.72%	23.57%	25.32%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.15%	1.16%	1.14%	1.14%	1.19%	1.21%
Expenses net of waiver and payments by
affiliates	1.15%[e,f]	1.15%	1.14%[e]	1.14%[e,f]	1.19%	1.21%
Net investment income (loss)	(0.58)%	(0.55)%	(0.69)%	(0.66)%	(0.59)%	(0.60)%

Supplemental data
Net assets, end of period (000’s)	$36,675	$38,862	$43,001	$45,230	$41,825	$33,338
Portfolio turnover rate	13.07%	22.42%	31.02%	26.43%	35.40%	16.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 35

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$53.56	$47.15	$46.97	$42.74	$36.56
Income from investment operations[b]:
Net investment income (loss)[c]	0.02	0.06	(0.01)	(0.01)	0.01
Net realized and unrealized gains (losses)	4.02	7.55	1.80	6.05	6.17
Total from investment operations.	4.04	7.61	1.79	6.04	6.18
Less distributions from net realized gains	(1.69)	(1.20)	(1.61)	(1.81)	—
Net asset value, end of period.	$55.91	$53.56	$47.15	$46.97	$42.74

Total return[d]	8.08%	16.21%	3.81%	14.45%	16.90%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.48%	0.49%	0.48%	0.49%	0.52%
Expenses net of waiver and payments by affiliates	0.48%[f,g]	0.48%	0.48%[f]	0.49%[f,g]	0.52%
Net investment income (loss)	0.09%	0.12%	(0.03)%	(0.01)%	0.08%

Supplemental data
Net assets, end of period (000’s)	$430,241	$359,505	$362,627	$342,466	$317,315
Portfolio turnover rate	13.07%	22.42%	31.02%	26.43%	35.40%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

36 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$53.25	$46.96	$46.87	$42.71	$34.39	$27.89
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(0.03)	(0.09)	(0.07)	(0.03)	(0.03)
Net realized and unrealized gains (losses)	3.99	7.52	1.79	6.04	8.35	7.18
Total from investment operations	3.97	7.49	1.70	5.97	8.32	7.15
Less distributions from net realized gains.	(1.69)	(1.20)	(1.61)	(1.81)	—	(0.65)
Net asset value, end of period	$55.53	$53.25	$46.96	$46.87	$42.71	$34.39

Total return[c]	7.99%	16.02%	3.62%	14.29%	24.19%	25.96%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.65%	0.66%	0.64%	0.64%	0.69%	0.71%
Expenses net of waiver and payments by
affiliates	0.65%[e,f]	0.65%	0.64%[e]	0.64%[e,f]	0.69%	0.71%
Net investment income (loss)	(0.08)%	(0.05)%	(0.19)%	(0.16)%	(0.09)%	(0.10)%

Supplemental data
Net assets, end of period (000’s)	$390,727	$203,443	$176,090	$159,180	$122,287	$260,012
Portfolio turnover rate	13.07%	22.42%	31.02%	26.43%	35.40%	16.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 37

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2017 (unaudited)
Franklin DynaTech Fund
	Country	Shares	Value

Common Stocks 97.7%
Aerospace & Defense 1.9%
The Boeing Co	United States	130,000	$22,991,800
Raytheon Co	United States	250,000	38,125,000
			61,116,800
Air Freight & Logistics 0.7%
FedEx Corp	United States	120,000	23,418,000
Automobiles 0.2%
[a] Tesla Inc	United States	25,000	6,957,500
Biotechnology 7.6%
Amgen Inc	United States	100,000	16,407,000
[a] Array BioPharma Inc	United States	300,000	2,682,000
[a] Biogen Inc	United States	100,000	27,342,000
[a] Bioverativ Inc	United States	50,000	2,723,000
[a] Bluebird Bio Inc	United States	40,000	3,636,000
[a] Celgene Corp	United States	650,000	80,879,500
[a] Incyte Corp	United States	300,000	40,101,000
[a] Neurocrine Biosciences Inc	United States	100,000	4,330,000
[a] Regeneron Pharmaceuticals Inc	United States	105,000	40,688,550
[a] Tesaro Inc	United States	200,000	30,774,000
			249,563,050
Capital Markets 4.2%
The Charles Schwab Corp	United States	300,000	12,243,000
The Goldman Sachs Group Inc	United States	40,000	9,188,800
Intercontinental Exchange Inc	United States	750,000	44,902,500
MarketAxess Holdings Inc	United States	120,000	22,498,800
Moody’s Corp	United States	300,000	33,612,000
MSCI Inc	United States	165,000	16,036,350
			138,481,450
Communications Equipment 0.1%
[a] Arista Networks Inc	United States	30,000	3,968,100
Electrical Equipment 0.3%
Rockwell Automation Inc	United States	70,000	10,899,700
Electronic Equipment, Instruments & Components 2.2%
Amphenol Corp., A	United States	500,000	35,585,000
Cognex Corp	United States	85,000	7,135,750
[a] Coherent Inc	United States	70,000	14,394,800
Keyence Corp	Japan	40,000	16,020,124
			73,135,674
Energy Equipment & Services 1.5%
Core Laboratories NV	United States	75,000	8,664,000
Schlumberger Ltd	United States	500,000	39,050,000
			47,714,000
Equity Real Estate Investment Trusts (REITs) 4.6%
American Tower Corp	United States	300,000	36,462,000
Equinix Inc	United States	200,000	80,074,000
[a] SBA Communications Corp	United States	300,000	36,111,000
			152,647,000

38 Semiannual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies 6.7%
Abbott Laboratories	United States	300,000	$13,323,000
[a] Align Technology Inc	United States	40,000	4,588,400
CR Bard Inc	United States	150,000	37,281,000
Danaher Corp	United States	75,000	6,414,750
[a] Edwards Lifesciences Corp	United States	400,000	37,628,000
[a] IDEXX Laboratories Inc	United States	380,000	58,751,800
[a] Intuitive Surgical Inc	United States	11,000	8,431,170
Ion Beam Applications	Belgium	115,000	6,291,770
[a] iRhythm Technologies Inc	United States	60,000	2,256,000
[a] Nevro Corp	United States	130,000	12,181,000
Stryker Corp	United States	250,000	32,912,500
			220,059,390
Health Care Providers & Services 2.8%
[a] Henry Schein Inc	United States	200,000	33,994,000
UnitedHealth Group Inc	United States	350,000	57,403,500
			91,397,500
Health Care Technology 0.9%
[a] Veeva Systems Inc	United States	600,000	30,768,000
Internet & Direct Marketing Retail 10.1%
[a] Amazon.com Inc	United States	230,000	203,904,200
[a] Liberty Expedia Holdings Inc	United States	220,000	10,005,600
[a] Liberty Ventures, A	United States	330,000	14,678,400
[a] Netflix Inc	United States	200,000	29,562,000
[a] The Priceline Group Inc	United States	30,000	53,399,100
Start Today Co. Ltd	Japan	900,000	19,914,653
			331,463,953
Internet Software & Services 15.5%
[a] 2U Inc	United States	350,000	13,881,000
[a] Alarm.com Holdings Inc	United States	200,000	6,148,000
[a] Alibaba Group Holding Ltd., ADR	China	110,000	11,861,300
[a] Alphabet Inc., A	United States	150,000	127,170,000
[a] Alphabet Inc., C	United States	62,170	51,573,745
[a] CommerceHub Inc., A	United States	325,000	5,031,000
[a] CommerceHub Inc., C.	United States	110,000	1,708,300
[a] CoStar Group Inc	United States	20,000	4,144,400
[a] Coupa Software Inc	United States	23,100	586,740
[a] Facebook Inc., A	United States	1,100,000	156,255,000
MercadoLibre Inc	Argentina	100,000	21,147,000
[a] MuleSoft Inc	United States	68,800	1,673,904
NetEase Inc., ADR	China	100,000	28,400,000
[a] Q2 Holdings Inc	United States	100,000	3,485,000
[a] Shopify Inc., A	Canada	20,000	1,364,163
Tencent Holdings Ltd	China	2,500,000	71,671,674
[a] Twilio Inc., A	United States	100,000	2,887,000
			508,988,226
IT Services 7.3%
[a] Fiserv Inc	United States	300,000	34,593,000
Mastercard Inc., A	United States	1,000,000	112,470,000
[a] Square Inc., A	United States	150,000	2,592,000

franklintempleton.com

Semiannual Report 39

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
IT Services (continued)
Visa Inc., A	United States	1,000,000	$88,870,000
			238,525,000
Life Sciences Tools & Services 1.8%
[a] Illumina Inc	United States	75,000	12,798,000
Thermo Fisher Scientific Inc	United States	200,000	30,720,000
[a] Waters Corp	United States	100,000	15,631,000
			59,149,000
Machinery 0.6%
Fortive Corp	United States	150,000	9,033,000
KUKA AG	Germany	100,000	10,784,337
			19,817,337
Media 1.6%
[a] Liberty Broadband Corp., A	United States	300,000	25,527,000
[a] Liberty Broadband Corp., C	United States	130,907	11,310,365
Naspers Ltd., N	South Africa	100,000	17,253,330
			54,090,695
Oil, Gas & Consumable Fuels 0.3%
Pioneer Natural Resources Co	United States	50,000	9,311,500
Pharmaceuticals 0.9%
Merck KGaA	Germany	250,000	28,480,890
Semiconductors & Semiconductor Equipment 8.7%
Analog Devices Inc	United States	185,000	15,160,750
Applied Materials Inc	United States	175,000	6,807,500
ASML Holding NV, N.Y. shs	Netherlands	200,000	26,560,000
Broadcom Ltd	Singapore	300,000	65,688,000
[a] Inphi Corp	United States	130,000	6,346,600
Intel Corp	United States	800,000	28,856,000
KLA-Tencor Corp	United States	110,000	10,457,700
Lam Research Corp	United States	350,000	44,926,000
[a] MACOM Technology Solutions Holdings Inc	United States	250,000	12,075,000
Monolithic Power Systems	United States	200,000	18,420,000
NVIDIA Corp	United States	350,000	38,125,500
Xilinx Inc	United States	245,000	14,183,050
			287,606,100
Software 15.0%
Activision Blizzard Inc	United States	25,000	1,246,500
[a] Adobe Systems Inc	United States	500,000	65,065,000
[a] ANSYS Inc	United States	200,000	21,374,000
[a] Aspen Technology Inc	United States	500,000	29,460,000
[a] Atlassian Corp. PLC	Australia	300,000	8,985,000
[a] Autodesk Inc	United States	140,000	12,105,800
[a] Blackline Inc	United States	140,000	4,166,400
[a] Cadence Design Systems Inc	United States	160,000	5,024,000
[a] Electronic Arts Inc	United States	450,000	40,284,000
[a] Ellie Mae Inc	United States	125,000	12,533,750
[a] Hubspot Inc	United States	250,000	15,137,500
Intuit Inc	United States	250,000	28,997,500
Microsoft Corp	United States	750,000	49,395,000
[a] PTC Inc	United States	100,000	5,255,000
[a] Salesforce.com Inc	United States	850,000	70,116,500

40 Semiannual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Software (continued)
[a] ServiceNow Inc	United States	500,000	$43,735,000
[a] Snap Inc	United States	100,000	2,253,000
[a] Splunk Inc	United States	100,000	6,229,000
[a] Tyler Technologies Inc	United States	80,000	12,364,800
[a] Ultimate Software Group Inc	United States	165,000	32,209,650
[a] Workday Inc., A	United States	200,000	16,656,000
[a] Zendesk Inc	United States	325,000	9,113,000
			491,706,400
Technology Hardware, Storage & Peripherals 1.8%
Apple Inc	United States	400,000	57,464,000
Textiles, Apparel & Luxury Goods 0.4%
NIKE Inc., B	United States	250,000	13,932,500
Total Common Stocks (Cost $1,761,308,613)			3,210,661,765

Short Term Investments (Cost $90,022,341) 2.7%
Money Market Funds 2.7%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	90,022,341	90,022,341
Total Investments (Cost $1,851,330,954) 100.4%			3,300,684,106
Other Assets, less Liabilities (0.4)%			(12,813,855)
Net Assets 100.0%			$3,287,870,251

See Abbreviations on page 117.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.
cThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 41

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Growth Fund
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$78.54	$72.40	$70.51	$59.49	$50.13	$40.45
Income from investment operations[a]:
Net investment income[b]	0.20	0.47 [c]	0.29	0.26	0.26	0.20
Net realized and unrealized gains (losses)	7.06	8.51	1.79	11.06	9.24	9.76
Total from investment operations	7.26	8.98	2.08	11.32	9.50	9.96
Less distributions from:
Net investment income.	(0.39)	(0.47)	(0.19)	(0.30)	(0.14)	(0.16)
Net realized gains	(2.50)	(2.37)	—	—	—	(0.12)
Total distributions	(2.89)	(2.84)	(0.19)	(0.30)	(0.14)	(0.28)
Net asset value, end of period	$82.91	$78.54	$72.40	$70.51	$59.49	$50.13

Total return[d]	9.61%	12.57%	2.94%	19.08%	19.01%	24.74%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.87%	0.88%	0.88%	0.90%	0.91%	0.94%
Expenses net of waiver and payments by
affiliates	0.86%[f]	0.86%[f]	0.88%[f,g]	0.90%[f,g]	0.91%[f]	0.94%
Net investment income	0.51%	0.63%[c]	0.38%	0.40%	0.49%	0.43%

Supplemental data
Net assets, end of period (000’s)	$7,612,273	$7,628,523	$7,185,665	$6,611,073	$5,305,031	$4,135,962
Portfolio turnover rate	2.74%	7.53%	5.05%	1.50%	0.83%	3.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$72.60	$67.17	$65.75	$55.64	$47.10	$38.16
Income from investment operations[a]:
Net investment income (loss)[b]	(0.09)	(0.08)[c]	(0.26)	(0.22)	(0.13)	(0.14)
Net realized and unrealized gains (losses)	6.53	7.88	1.68	10.33	8.67	9.20
Total from investment operations	6.44	7.80	1.42	10.11	8.54	9.06
Less distributions from net realized gains.	(2.50)	(2.37)	—	—	—	(0.12)
Net asset value, end of period	$76.54	$72.60	$67.17	$65.75	$55.64	$47.10

Total return[d]	9.19%	11.74%	2.16%	18.17%	18.13%	23.79%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.62%	1.63%	1.63%	1.65%	1.66%	1.69%
Expenses net of waiver and payments by
affiliates	1.61%[f]	1.61%[f]	1.63%[f,g]	1.65%[f,g]	1.66%[f]	1.69%
Net investment income (loss)	(0.24)%	(0.12)%[c]	(0.37)%	(0.35)%	(0.26)%	(0.32)%

Supplemental data
Net assets, end of period (000’s)	$891,448	$846,965	$777,570	$662,548	$546,505	$466,205
Portfolio turnover rate	2.74%	7.53%	5.05%	1.50%	0.83%	3.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.25)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 43

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$78.14	$71.93	$70.05	$59.07	$49.82	$40.23
Income from investment operations[a]:
Net investment income[b]	0.11	0.29 [c]	0.10	0.10	0.13	0.08
Net realized and unrealized gains (losses)	7.03	8.45	1.78	10.98	9.18	9.71
Total from investment operations	7.14	8.74	1.88	11.08	9.31	9.79
Less distributions from:
Net investment income.	(0.21)	(0.16)	—	(0.10)	(0.06)	(0.08)
Net realized gains	(2.50)	(2.37)	—	—	—	(0.12)
Total distributions	(2.71)	(2.53)	—	(0.10)	(0.06)	(0.20)
Net asset value, end of period	$82.57	$78.14	$71.93	$70.05	$59.07	$49.82

Total return[d]	9.46%	12.29%	2.68%	18.77%	18.71%	24.42%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.12%	1.13%	1.13%	1.15%	1.16%	1.19%
Expenses net of waiver and payments by
affiliates	1.11%[f]	1.11%[f]	1.13%[f,g]	1.15%[f,g]	1.16%[f]	1.19%
Net investment income	0.26%	0.38%[c]	0.13%	0.15%	0.24%	0.18%

Supplemental data
Net assets, end of period (000’s)	$493,636	$477,221	$501,813	$565,634	$552,391	$466,954
Portfolio turnover rate	2.74%	7.53%	5.05%	1.50%	0.83%	3.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.25%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$78.79	$72.69	$70.76	$59.71	$54.58
Income from investment operations[b]:
Net investment income[c]	0.36	0.78 [d]	0.61	0.55	0.24
Net realized and unrealized gains (losses)	7.06	8.56	1.79	11.08	4.89
Total from investment operations.	7.42	9.34	2.40	11.63	5.13
Less distributions from:
Net investment income	(0.72)	(0.87)	(0.47)	(0.58)	—
Net realized gains	(2.50)	(2.37)	—	—	—
Total distributions	(3.22)	(3.24)	(0.47)	(0.58)	—
Net asset value, end of period.	$82.99	$78.79	$72.69	$70.76	$59.71

Total return[e]	9.82%	13.05%	3.37%	19.59%	9.40%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.46%	0.46%	0.46%	0.47%	0.48%
Expenses net of waiver and payments by affiliates[g]	0.45%	0.44%	0.46%[h]	0.47%[h]	0.48%
Net investment income.	0.92%	1.05%[d]	0.80%	0.83%	0.92%

Supplemental data
Net assets, end of period (000’s)	$1,530,534	$1,247,825	$1,163,362	$1,107,887	$871,260
Portfolio turnover rate	2.74%	7.53%	5.05%	1.50%	0.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.92%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 45

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$78.80	$72.67	$70.75	$59.66	$50.24	$40.53
Income from investment operations[a]:
Net investment income[b]	0.30	0.65 [c]	0.48	0.43	0.39	0.32
Net realized and unrealized gains (losses)	7.07	8.56	1.79	11.08	9.26	9.78
Total from investment operations	7.37	9.21	2.27	11.51	9.65	10.10
Less distributions from:
Net investment income.	(0.61)	(0.71)	(0.35)	(0.42)	(0.23)	(0.27)
Net realized gains	(2.50)	(2.37)	—	—	—	(0.12)
Total distributions	(3.11)	(3.08)	(0.35)	(0.42)	(0.23)	(0.39)
Net asset value, end of period	$83.06	$78.80	$72.67	$70.75	$59.66	$50.24

Total return[d]	9.74%	12.85%	3.20%	19.37%	19.29%	25.04%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.62%	0.63%	0.63%	0.65%	0.66%	0.69%
Expenses net of waiver and payments by
affiliates	0.61%[f]	0.61%[f]	0.63%[f,g]	0.65%[f,g]	0.66%[f]	0.69%
Net investment income	0.76%	0.88%[c]	0.63%	0.65%	0.74%	0.68%

Supplemental data
Net assets, end of period (000’s)	$2,351,193	$1,998,483	$1,514,492	$1,414,980	$1,080,811	$1,399,191
Portfolio turnover rate	2.74%	7.53%	5.05%	1.50%	0.83%	3.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

46 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2017 (unaudited)
Franklin Growth Fund
	Country	Shares	Value

Common Stocks 96.3%
Automobiles & Components 1.1%
Adient PLC	United States	133,712	$9,716,851
BorgWarner Inc	United States	1,650,000	68,953,500
Ford Motor Co	United States	1,200,000	13,968,000
Harley-Davidson Inc	United States	913,096	55,242,308
			147,880,659
Banks 0.4%
[a] Signature Bank	United States	23,000	3,412,970
U.S. Bancorp	United States	100,000	5,150,000
Wells Fargo & Co	United States	750,000	41,745,000
			50,307,970
Capital Goods 18.0%
3M Co	United States	855,000	163,587,150
Allegion PLC.	United States	700,000	52,990,000
AMETEK Inc	United States	700,000	37,856,000
The Boeing Co	United States	1,100,000	194,546,000
Caterpillar Inc	United States	550,000	51,018,000
Deere & Co	United States	500,000	54,430,000
Emerson Electric Co	United States	1,100,000	65,846,000
Fortive Corp	United States	525,000	31,615,500
General Dynamics Corp	United States	1,000,000	187,200,000
General Electric Co	United States	1,800,000	53,640,000
Huntington Ingalls Industries Inc	United States	425,000	85,102,000
Illinois Tool Works Inc	United States	1,000,000	132,470,000
Ingersoll-Rand PLC	United States	1,100,000	89,452,000
Johnson Controls International PLC	United States	1,337,120	56,319,495
Lockheed Martin Corp	United States	500,000	133,800,000
Northrop Grumman Corp	United States	1,100,000	261,624,000
Raytheon Co	United States	600,000	91,500,000
Rockwell Collins Inc	United States	350,000	34,006,000
[a] Sensata Technologies Holding NV	United States	3,200,000	139,744,000
Stanley Black & Decker Inc	United States	650,000	86,365,500
Textron Inc	United States	1,600,000	76,144,000
United Technologies Corp	United States	930,000	104,355,300
W.W. Grainger Inc	United States	550,000	128,018,000
			2,311,628,945
Commercial & Professional Services 3.2%
Dun & Bradstreet Corp	United States	675,000	72,859,500
Equifax Inc	United States	550,000	75,207,000
[a] IHS Markit Ltd	United States	3,556,600	149,199,370
[a] Stericycle Inc	United States	500,000	41,445,000
[a] Verisk Analytics Inc	United States	850,000	68,969,000
			407,679,870
Consumer Durables & Apparel 0.8%
NIKE Inc., B	United States	1,880,000	104,772,400
Consumer Services 1.1%
Carnival Corp	United States	1,200,000	70,692,000
Graham Holdings Co., B	United States	80,000	47,964,000
Marriott International Inc., A	United States	200,000	18,836,000
Starbucks Corp	United States	78,000	4,554,420
			142,046,420

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Semiannual Report 47

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Diversified Financials 3.5%
American Express Co	United States	600,000	$47,466,000
[a] Berkshire Hathaway Inc., A	United States	184	45,972,400
BlackRock Inc	United States	225,000	86,289,750
The Charles Schwab Corp	United States	3,000,000	122,430,000
Intercontinental Exchange Inc	United States	1,400,000	83,818,000
T. Rowe Price Group Inc	United States	900,000	61,335,000
			447,311,150
Energy 2.3%
Anadarko Petroleum Corp	United States	1,250,000	77,500,000
Cabot Oil & Gas Corp., A	United States	1,700,000	40,647,000
Halliburton Co	United States	850,000	41,828,500
Occidental Petroleum Corp	United States	300,000	19,008,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	345,000	18,191,850
Schlumberger Ltd	United States	573,700	44,805,970
[a] TechnipFMC PLC	United Kingdom	1,500,000	48,750,000
			290,731,320
Food & Staples Retailing 0.4%
Costco Wholesale Corp	United States	28,000	4,695,320
CVS Health Corp	United States	656,000	51,496,000
			56,191,320
Food, Beverage & Tobacco 3.3%
Anheuser-Busch InBev SA/NV, ADR	Belgium	350,000	38,416,000
Brown-Forman Corp., B	United States	1,300,000	60,034,000
Constellation Brands Inc., A	United States	400,000	64,828,000
Mondelez International Inc., A	United States	1,500,000	64,620,000
[a] Monster Beverage Corp	United States	2,700,000	124,659,000
PepsiCo Inc	United States	650,000	72,709,000
			425,266,000
Health Care Equipment & Services 7.4%
Abbott Laboratories	United States	1,350,000	59,953,500
Aetna Inc	United States	650,000	82,907,500
Baxter International Inc	United States	400,000	20,744,000
Becton, Dickinson and Co	United States	77,700	14,253,288
Cardinal Health Inc	United States	300,000	24,465,000
Danaher Corp	United States	1,050,000	89,806,500
[a] Edwards Lifesciences Corp	United States	400,000	37,628,000
[a] Haemonetics Corp	United States	1,000,000	40,570,000
[a] Henry Schein Inc	United States	350,000	59,489,500
Hill-Rom Holdings Inc	United States	300,000	21,180,000
[a] Intuitive Surgical Inc	United States	150,000	114,970,500
[a] Laboratory Corp. of America Holdings	United States	500,000	71,735,000
Medtronic PLC	United States	406,300	32,731,528
Quest Diagnostics Inc	United States	900,000	88,371,000
Stryker Corp	United States	400,000	52,660,000
Teleflex Inc	United States	500,000	96,865,000
[a] Varex Imaging Corp	United States	120,000	4,032,000
[a] Varian Medical Systems Inc	United States	300,000	27,339,000
Zimmer Biomet Holdings Inc	United States	100,000	12,211,000
			951,912,316

48 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Household & Personal Products 0.2%
The Procter & Gamble Co	United States	335,000	$30,099,750
Insurance 0.3%
Aflac Inc	United States	600,000	43,452,000
Materials 4.4%
Air Products and Chemicals Inc	United States	500,000	67,645,000
[a] Axalta Coating Systems Ltd	United States	3,400,000	109,480,000
Celanese Corp., A	United States	1,250,000	112,312,500
The Dow Chemical Co	United States	90,000	5,718,600
Ecolab Inc	United States	920,000	115,312,800
Martin Marietta Materials Inc	United States	400,000	87,300,000
Praxair Inc	United States	575,000	68,195,000
			565,963,900
Media 1.9%
Cable One Inc	United States	80,000	49,957,600
Comcast Corp., A	United States	110,000	4,134,900
The Walt Disney Co	United States	1,724,290	195,517,243
			249,609,743
Pharmaceuticals, Biotechnology & Life Sciences 13.8%
AbbVie Inc	United States	460,000	29,973,600
Agilent Technologies Inc	United States	1,300,000	68,731,000
Allergan PLC	United States	400,000	95,568,000
Amgen Inc	United States	1,000,000	164,070,000
[a] Biogen Inc	United States	500,000	136,710,000
[a] Bioverativ Inc	United States	250,000	13,615,000
[a] Bluebird Bio Inc	United States	400,000	36,360,000
[a] Catalent Inc	United States	3,400,000	96,288,000
[a] Celgene Corp	United States	1,300,000	161,759,000
Eli Lilly & Co	United States	1,450,000	121,959,500
Gilead Sciences Inc	United States	650,000	44,148,000
[a] Illumina Inc	United States	525,000	89,586,000
Johnson & Johnson	United States	1,200,100	149,472,455
Merck & Co. Inc	United States	1,000,000	63,540,000
[a] Mettler-Toledo International Inc	United States	425,000	203,536,750
[a] Neurocrine Biosciences Inc	United States	300,000	12,990,000
Pfizer Inc	United States	2,761,000	94,453,810
Roche Holding AG, ADR	Switzerland	1,700,000	54,451,000
Shire PLC, ADR	United Kingdom	59,280	10,328,354
[a] Tesaro Inc	United States	200,000	30,774,000
[a] Waters Corp	United States	625,000	97,693,750
			1,776,008,219
Real Estate 1.3%
American Tower Corp	United States	900,000	109,386,000
Equinix Inc	United States	150,000	60,055,500
			169,441,500
Retailing 2.7%
[a] Amazon.com Inc	United States	350,000	310,289,000
Expedia Inc	United States	200,000	25,234,000
Lowe’s Cos. Inc	United States	60,000	4,932,600
The TJX Cos. Inc	United States	40,000	3,163,200
			343,618,800

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Semiannual Report 49

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 2.3%
ASML Holding NV, N.Y. shs	Netherlands	650,000	$86,320,000
Broadcom Ltd	Singapore	20,000	4,379,200
Intel Corp	United States	1,100,000	39,677,000
Lam Research Corp	United States	30,000	3,850,800
Microchip Technology Inc	United States	45,000	3,320,100
QUALCOMM Inc	United States	660,000	37,844,400
Texas Instruments Inc	United States	1,400,000	112,784,000
[a] Versum Materials Inc	United States	250,000	7,650,000
			295,825,500
Software & Services 13.6%
[a] Alibaba Group Holding Ltd., ADR	China	480,400	51,801,532
[a] Alphabet Inc., A	United States	165,000	139,887,000
[a] Alphabet Inc., C	United States	158,432	131,428,850
[a] Autodesk Inc	United States	800,000	69,176,000
Automatic Data Processing Inc	United States	700,000	71,673,000
CDK Global LLC	United States	233,333	15,168,978
[a] Check Point Software Technologies Ltd	Israel	525,000	53,896,500
Computer Sciences Corp	United States	1,400,000	96,614,000
CSRA Inc	United States	2,300,000	67,367,000
[a] Facebook Inc., A	United States	600,000	85,230,000
[a] IAC/InterActiveCorp	United States	300,000	22,116,000
International Business Machines Corp	United States	600,000	104,484,000
Intuit Inc	United States	1,000,000	115,990,000
Mastercard Inc., A	United States	1,400,000	157,458,000
Microsoft Corp	United States	3,400,000	223,924,000
Oracle Corp	United States	1,000,000	44,610,000
[a] Salesforce.com Inc	United States	61,000	5,031,890
[a] ServiceNow Inc	United States	1,000,000	87,470,000
Visa Inc., A.	United States	1,400,000	124,418,000
[a] Yahoo! Inc	United States	1,700,000	78,897,000
			1,746,641,750
Technology Hardware & Equipment 7.4%
Apple Inc	United States	4,086,000	586,994,760
Cisco Systems Inc	United States	2,945,000	99,541,000
[a] Keysight Technologies Inc	United States	650,000	23,491,000
[a] Palo Alto Networks Inc	United States	300,000	33,804,000
TE Connectivity Ltd	United States	1,650,000	123,007,500
[a] Trimble Inc	United States	2,700,000	86,427,000
			953,265,260
Transportation 6.2%
Alaska Air Group Inc	United States	3,200,000	295,104,000
Allegiant Travel Co	United States	200,000	32,050,000
Canadian National Railway Co	Canada	1,000,000	73,930,000
Canadian Pacific Railway Ltd	Canada	500,000	73,460,000
Expeditors International of Washington Inc	United States	600,000	33,894,000
J.B. Hunt Transport Services Inc	United States	200,000	18,348,000
Kansas City Southern	United States	450,000	38,592,000
[a] Ryanair Holdings PLC, ADR	Ireland	233,220	19,352,596
Union Pacific Corp	United States	2,030,000	215,017,600
			799,748,196

50 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Utilities 0.7%
American Water Works Co. Inc	United States	700,000	$54,439,000
NextEra Energy Inc	United States	250,000	32,092,500
			86,531,500
Total Common Stocks (Cost $5,210,993,263)			12,395,934,488

Short Term Investments (Cost $429,623,522) 3.3%
Money Market Funds 3.3%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	429,623,522	429,623,522
Total Investments (Cost $5,640,616,785) 99.6%			12,825,558,010
Other Assets, less Liabilities 0.4%			53,525,568
Net Assets 100.0%			$12,879,083,578

See Abbreviations on page 117.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.
cThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 51

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Income Fund
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.25	$2.10	$2.48	$2.33	$2.23	$1.98
Income from investment operations[a]:
Net investment income[b]	0.05	0.10	0.10	0.11	0.11	0.13
Net realized and unrealized gains (losses)	0.12	0.17	(0.36)	0.16	0.12	0.26
Total from investment operations	0.17	0.27	(0.26)	0.27	0.23	0.39
Less distributions from net investment income .	(0.06)	(0.12)	(0.12)	(0.12)	(0.13)	(0.14)
Net asset value, end of period	$2.36	$2.25	$2.10	$2.48	$2.33	$2.23

Total return[c]	7.68%	13.31%	(10.93)%	11.86%	10.72%	20.38%

Ratios to average net assets[d]
Expenses[e]	0.62%[f]	0.61%[f]	0.61%[f]	0.61%[f]	0.62%	0.64%
Net investment income	4.21%	4.57%	4.43%	4.28%	4.98%	5.90%

Supplemental data
Net assets, end of period (000’s)	$46,224,872	$45,515,127	$44,886,127	$53,823,921	$48,320,611	$41,280,437
Portfolio turnover rate	19.98%	61.26%	44.81%	36.03%	37.60%	33.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

52 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.27	$2.13	$2.50	$2.35	$2.25	$2.00
Income from investment operations[a]:
Net investment income[b]	0.04	0.09	0.09	0.09	0.10	0.12
Net realized and unrealized gains (losses)	0.12	0.16	(0.35)	0.17	0.12	0.26
Total from investment operations	0.16	0.25	(0.26)	0.26	0.22	0.38
Less distributions from net investment income .	(0.05)	(0.11)	(0.11)	(0.11)	(0.12)	(0.13)
Net asset value, end of period	$2.38	$2.27	$2.13	$2.50	$2.35	$2.25

Total return[c]	7.32%	12.07%	(10.89)%	11.19%	10.07%	19.58%

Ratios to average net assets[d]
Expenses[e]	1.12%[f]	1.11%[f]	1.11%[f]	1.11%[f]	1.12%	1.14%
Net investment income	3.71%	4.07%	3.93%	3.78%	4.48%	5.40%

Supplemental data
Net assets, end of period (000’s)	$24,112,232	$23,841,466	$24,091,638	$28,802,209	$24,016,797	$20,220,114
Portfolio turnover rate	19.98%	61.26%	44.81%	36.03%	37.60%	33.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 53

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.21	$2.07	$2.44	$2.29	$2.20	$1.96
Income from investment operations[a]:
Net investment income[b]	0.04	0.09	0.10	0.10	0.11	0.12
Net realized and unrealized gains (losses)	0.12	0.16	(0.36)	0.16	0.10	0.25
Total from investment operations	0.16	0.25	(0.26)	0.26	0.21	0.37
Less distributions from net investment income .	(0.06)	(0.11)	(0.11)	(0.11)	(0.12)	(0.13)
Net asset value, end of period	$2.31	$2.21	$2.07	$2.44	$2.29	$2.20

Total return[c]	7.15%	12.62%	(10.99)%	11.66%	10.03%	19.66%

Ratios to average net assets[d]
Expenses[e]	0.97%[f]	0.96%[f]	0.96%[f]	0.96%[f]	0.97%	0.99%
Net investment income	3.86%	4.22%	4.08%	3.93%	4.63%	5.55%

Supplemental data
Net assets, end of period (000’s)	$393,016	$396,107	$416,653	$514,892	$446,463	$426,525
Portfolio turnover rate	19.98%	61.26%	44.81%	36.03%	37.60%	33.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.23	$2.09	$2.46	$2.31	$2.33
Income from investment operations[b]:
Net investment income[c]	0.05	0.10	0.11	0.11	0.04
Net realized and unrealized gains (losses)	0.12	0.16	(0.35)	0.17	(0.02)
Total from investment operations.	0.17	0.26	(0.24)	0.28	0.02
Less distributions from net investment income	(0.06)	(0.12)	(0.13)	(0.13)	(0.04)
Net asset value, end of period.	$2.34	$2.23	$2.09	$2.46	$2.31

Total return[d]	7.83%	13.15%	(10.39)%	12.19%	1.06%

Ratios to average net assets[e]
Expenses[f]	0.39%[g]	0.38%[g]	0.38%[g]	0.38%[g]	0.39%
Net investment income.	4.44%	4.80%	4.66%	4.50%	5.21%

Supplemental data
Net assets, end of period (000’s)	$1,804,331	$1,737,577	$1,744,718	$2,108,076	$1,921,084
Portfolio turnover rate	19.98%	61.26%	44.81%	36.03%	37.60%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 55

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.23	$2.09	$2.46	$2.31	$2.22	$1.97
Income from investment operations[a]:
Net investment income[b]	0.05	0.10	0.11	0.11	0.12	0.13
Net realized and unrealized gains (losses)	0.12	0.16	(0.36)	0.17	0.11	0.26
Total from investment operations	0.17	0.26	(0.25)	0.28	0.23	0.39
Less distributions from net investment income .	(0.06)	(0.12)	(0.12)	(0.13)	(0.14)	(0.14)
Net asset value, end of period	$2.34	$2.23	$2.09	$2.46	$2.31	$2.22

Total return[c]	7.80%	13.06%	(10.46)%	12.12%	10.49%	20.69%

Ratios to average net assets[d]
Expenses[e]	0.47%[f]	0.46%[f]	0.46%[f]	0.46%[f]	0.47%	0.49%
Net investment income	4.36%	4.72%	4.58%	4.43%	5.13%	6.05%

Supplemental data
Net assets, end of period (000’s)	$10,398,892	$8,143,479	$7,754,475	$9,096,269	$5,903,701	$6,444,763
Portfolio turnover rate	19.98%	61.26%	44.81%	36.03%	37.60%	33.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2017 (unaudited)
Franklin Income Fund
	Country	Shares	Value

Common Stocks 39.3%
Consumer Discretionary 2.9%
Daimler AG	Germany	8,000,000	$590,525,122
Ford Motor Co	United States	68,814,601	801,001,956
[a] General Motors Co	United States	10,000,000	353,600,000
Target Corp	United States	12,406,000	684,687,140
			2,429,814,218
Consumer Staples 3.8%
Anheuser-Busch InBev SA/NV, ADR	Belgium	7,000,000	768,320,000
The Coca-Cola Co	United States	25,000,000	1,061,000,000
PepsiCo Inc	United States	5,500,000	615,230,000
Philip Morris International Inc	United States	5,500,000	620,950,000
Woolworths Ltd	Australia	6,500,000	131,633,447
			3,197,133,447
Energy 7.3%
Anadarko Petroleum Corp	United States	1,000,000	62,000,000
Baker Hughes Inc	United States	10,000,000	598,200,000
BP PLC, ADR	United Kingdom	18,000,000	621,360,000
Chevron Corp	United States	8,000,000	858,960,000
[b,c] Energy XXI Gulf Coast Inc	United States	7,259,184	217,557,744
Exxon Mobil Corp	United States	3,056,588	250,670,782
[b,c] Goodrich Petroleum Corp	United States	2,260,859	31,821,590
[b,c,d] Halcon Resources Corp	United States	28,306,773	213,895,771
Occidental Petroleum Corp	United States	6,500,000	411,840,000
[b] PetroQuest Energy Inc	United States	663,286	1,817,404
[b] Rex Energy Corp	United States	2,520,000	1,183,140
Royal Dutch Shell PLC, A, ADR	United Kingdom	34,000,000	1,792,820,000
[b,c] Stone Energy Corp	United States	6,151,402	134,346,620
Total SA, B, ADR	France	10,000,000	504,200,000
[b,c] W&T Offshore Inc	United States	26,153,000	72,443,810
[a,b] Weatherford International PLC	United States	40,000,000	266,000,000
			6,039,116,861
Financials 4.8%
AXA SA	France	22,000,000	569,201,790
Bank of America Corp	United States	7,500,000	176,925,000
HSBC Holdings PLC	United Kingdom	55,000,000	448,603,539
JPMorgan Chase & Co	United States	6,000,000	527,040,000
MetLife Inc	United States	11,000,000	581,020,000
U.S. Bancorp.	United States	10,500,000	540,750,000
Wells Fargo & Co	United States	20,000,000	1,113,200,000
			3,956,740,329
Health Care 4.6%
AstraZeneca PLC	United Kingdom	10,000,000	615,585,381
[a] Eli Lilly & Co	United States	3,430,000	288,497,300
Medtronic PLC	United States	5,430,098	437,448,695
Merck & Co. Inc	United States	1,000,000	63,540,000
[b] Mylan NV	United States	8,387,400	327,024,726
Pfizer Inc	United States	25,000,000	855,250,000
Roche Holding AG	Switzerland	1,297,022	331,149,045
Sanofi, ADR	France	18,000,000	814,500,000
[b] Tenet Healthcare Corp	United States	4,000,000	70,840,000
			3,803,835,147

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Semiannual Report 57

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Industrials 3.2%
[b,c,e] CEVA Holdings LLC	United States	91,371	$18,274,212
[a] Deere & Co	United States	1,410,400	153,536,144
General Electric Co	United States	36,250,000	1,080,250,000
Republic Services Inc	United States	6,500,000	408,265,000
Union Pacific Corp	United States	5,000,000	529,600,000
[a] United Technologies Corp	United States	4,000,000	448,840,000
			2,638,765,356
Information Technology 1.6%
Apple Inc	United States	2,110,000	303,122,600
[a] Microsoft Corp	United States	12,000,000	790,320,000
[a] Oracle Corp	United States	4,846,000	216,180,060
			1,309,622,660
Materials 3.7%
BASF SE	Germany	12,000,000	1,189,413,173
[a] The Dow Chemical Co	United States	20,000,000	1,270,800,000
[a] Rio Tinto PLC, ADR	United Kingdom	14,715,000	598,606,200
			3,058,819,373
Real Estate 0.7%
Host Hotels & Resorts Inc	United States	30,000,000	559,800,000
Outfront Media Inc	United States	2,416,764	64,165,084
			623,965,084
Telecommunication Services 1.3%
BCE Inc	Canada	6,000,000	265,644,033
Telstra Corp. Ltd	Australia	30,000,000	106,835,158
TELUS Corp	Canada	2,500,000	81,152,718
Verizon Communications Inc	United States	12,500,000	609,375,000
			1,063,006,909
Utilities 5.4%
Dominion Resources Inc	United States	12,000,000	930,840,000
Duke Energy Corp	United States	5,000,000	410,050,000
Great Plains Energy Inc	United States	4,667,500	136,384,350
NextEra Energy Inc	United States	2,500,000	320,925,000
PG&E Corp	United States	10,000,000	663,600,000
PPL Corp	United States	7,000,000	261,730,000
Public Service Enterprise Group Inc	United States	4,000,000	177,400,000
Sempra Energy	United States	4,500,000	497,250,000
The Southern Co	United States	15,000,000	746,700,000
Xcel Energy Inc	United States	7,000,000	311,150,000
			4,456,029,350
Total Common Stocks (Cost $28,768,663,279)			32,576,848,734

[f] Equity-Linked Securities 12.7%
Consumer Discretionary 1.3%
[g] Citigroup Global Markets Holdings Inc. into General Motors Co., 9.00%,
144A	United States	6,785,000	245,834,120
[g] Credit Suisse AG into General Motors Co., 9.50%, 144A	United States	6,687,000	242,851,779
[g] Merrill Lynch International & Co. CV into Ford Motor Co., 9.50%, 144A	United States	20,300,000	242,546,430
[g] Morgan Stanley into Nordstrom Inc., 8.00%, 144A	United States	3,000,000	140,311,200

58 Semiannual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
	Country	Shares	Value

[f] Equity-Linked Securities (continued)
Consumer Discretionary (continued)
[g] UBS AG into Target Corp., 6.00%, 144A	United States	2,868,000	$159,846,833
			1,031,390,362
Energy 1.5%
[g] Credit Suisse New York into Halliburton Co., 8.00%, 144A	United States	4,484,000	214,436,987
[g] Credit Suisse New York into Schlumberger Ltd., 7.50%, 144A.	United States	2,665,000	208,850,720
[g] JPMorgan Chase & Co. into Anadarko Petroleum Corp., 9.00%, 144A	United States	3,475,000	227,881,812
[g] JPMorgan Chase & Co. into Halliburton Co., 8.00%, 144A	United States	4,952,000	226,610,453
[g] Royal Bank of Canada into Anadarko Petroleum Corp., 7.50%, 144A.	United States	3,382,000	204,091,187
[g] Wells Fargo Bank National Assn. into Anadarko Petroleum Corp., 8.00%,
144A	United States	2,807,000	183,038,014
			1,264,909,173
Financials 1.8%
[g] Barclays Bank PLC into Bank of America Corp., 7.00%, 144A.	United States	10,600,000	175,717,260
[g] Barclays Bank PLC into Morgan Stanley, 8.00%, 144A	United States	7,327,000	226,316,376
[g] BNP Paribas Arbitrage Issuance BV into JPMorgan Chase & Co., 6.50%,
144A	United States	3,124,000	227,214,768
[g] BNP Paribas into Bank of America Corp., 7.00%, 144A	United States	8,810,000	161,513,730
[g] BNP Paribas into Bank of America Corp., 8.00%, 144A	United States	6,465,000	154,190,250
[g] Citigroup Global Markets Holdings Inc. into MetLife Inc., 8.00%, 144A	United States	3,502,000	169,974,123
[g] Merrill Lynch International & Co. CV into Morgan Stanley, 7.50%, 144A	United States	6,600,000	224,559,060
[g] Wells Fargo Bank National Assn. into MetLife Inc., 8.50%, 144A	United States	3,659,000	168,148,613
			1,507,634,180
Health Care 1.5%
[g] Barclays Bank PLC into Gilead Sciences Inc., 8.50%, 144A	United States	3,333,000	234,343,230
[g] Credit Suisse AG into Merck & Co. Inc., 7.50%, 144A	United States	4,008,000	255,721,622
[g,h] Deutsche Bank AG into Medtronic PLC, 6.00%, 144A	United States	1,858,000	150,230,448
[g] JPMorgan Chase & Co. into Merck & Co. Inc., 6.25%, 144A	United States	2,540,000	156,292,550
[g] Morgan Stanley into Eli Lilly & Co., 6.00%, 144A	United States	2,380,000	200,242,014
[g] Royal Bank of Canada into Eli Lilly & Co., 6.50%, 144A	United States	2,600,000	214,319,560
			1,211,149,424
Industrials 1.8%
[g] Deutsche Bank AG into Union Pacific Corp., 7.00%, 144A	United States	968,000	102,723,192
[g] Merrill Lynch International & Co. CV into Deere & Co., 7.00%, 144A	United States	1,887,000	204,131,886
[g] Merrill Lynch International & Co. CV into Deere & Co., 7.00%, 144A	United States	1,949,000	210,500,770
[g] Merrill Lynch International & Co. CV into Deere & Co., 7.50%, 144A	United States	2,440,000	224,259,180
[g] Morgan Stanley into Union Pacific Corp., 6.50%, 144A	United States	910,000	97,142,500
[g] Royal Bank of Canada into General Electric Co., 6.00%, 144A	United States	8,330,000	250,671,358
[g] UBS AG London into Cummins Inc., 7.00%, 144A	United States	1,061,000	158,850,798
[g] Wells Fargo Bank National Assn. into Deere & Co., 7.00%, 144A	United States	2,285,000	249,158,685
			1,497,438,369
Information Technology 4.1%
[g] Barclays Bank PLC into Cisco Systems Inc., 7.00%, 144A	United States	8,250,000	270,371,475
[g] Barclays Bank PLC into Microsoft Corp., 7.00%, 144A	United States	6,060,000	345,669,672
[g] Citigroup Global Markets Holdings Inc. into Intel Corp., 7.00%, 144A	United States	6,797,000	250,814,058
[g] Credit Suisse AG/London into Apple Inc., 6.50%, 144A	United States	2,274,000	301,318,644
[g] JP Morgan Chase Bank NA into Apple Inc., 6.50%, 144A	United States	1,840,000	259,600,080
[g] JPMorgan Chase & Co. into Intel Corp., 6.50%, 144A	United States	7,040,000	254,660,032
[g] JPMorgan Chase & Co. into Microsoft Corp., 6.00%, 144A	United States	3,891,000	254,696,300
[g] Morgan Stanley into Analog Devices Inc., 6.50%, 144A	United States	2,030,000	159,314,400
[g] Morgan Stanley into QUALCOMM Inc., 8.00%, 144A	United States	3,949,000	223,705,321

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Semiannual Report 59

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
	Country	Shares	Value

[f] Equity-Linked Securities (continued)
Information Technology (continued)
[g] Royal Bank of Canada into Apple Inc., 7.00%, 144A	United States	1,703,000	$222,798,381
[g] Royal Bank of Canada into Microsoft Corp., 7.00%, 144A.	United States	5,080,000	283,693,108
[g] Societe Generale SA into Alliances Development Immobilier SA, 6.00%,
144A	United States	1,580,000	128,823,720
[g] Wells Fargo Bank National Assn. into Intel Corp., 7.00%, 144A	United States	5,804,000	208,591,117
[g] Wells Fargo Bank National Assn. into Texas Instruments Inc., 6.50%,
144A	United States	3,535,000	224,098,143
			3,388,154,451
Materials 0.7%
[g] Citigroup Global Markets Holdings Inc. into The Mosaic Co., 12.00%,
144A	United States	6,405,000	192,255,683
[g] The Goldman Sachs Group Inc. into Rio Tinto PLC, 11.00%, 144A	United Kingdom	4,900,000	199,490,760
[g] Wells Fargo Bank National Assn. into The Mosaic Co., 10.00%, 144A	United States	6,620,000	199,320,256
			591,066,699
Total Equity-Linked Securities (Cost $10,129,009,170)			10,491,742,658

Convertible Preferred Stocks 2.6%
Financials 1.3%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	570,218	681,444,723
[b] FNMA, 5.375%, cvt. pfd	United States	4,250	97,962,500
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	235,097	291,520,280
			1,070,927,503
Health Care 0.6%
Allergan PLC, 5.50%, cvt. pfd	United States	200,000	169,956,000
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	525,000	302,925,000
			472,881,000
Industrials 0.0%†
[b,c,e] CEVA Holdings LLC, cvt. pfd., A-1	United States	2,897	1,014,038
[b,c,e] CEVA Holdings LLC, cvt. pfd., A-2	United States	110,565	27,641,270
			28,655,308
Real Estate 0.1%
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	2,183,637	53,237,070
Utilities 0.6%
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	2,500,000	125,750,000
Exelon Corp., 6.50%, cvt. pfd	United States	2,250,000	111,060,000
Great Plains Energy Inc., 7.00%, cvt. pfd	United States	1,080,000	58,028,400
NextEra Energy Inc., 6.371%, cvt. pfd	United States	3,650,000	220,387,000
			515,225,400
Total Convertible Preferred Stocks
(Cost $2,312,119,292)			2,140,926,281

Preferred Stocks 0.2%
Financials 0.2%
[b] FHLMC, 8.375%, pfd., Z	United States	8,132,009	50,825,056
[b] FNMA, 8.25%, pfd., S	United States	6,000,000	39,540,000
Morgan Stanley, 6.375%, pfd., I	United States	1,977,655	54,701,937
Total Preferred Stocks (Cost $390,689,948)			145,066,993

60 Semiannual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value

Convertible Bonds 0.8%
Energy 0.5%
[g] Chesapeake Energy Corp., senior note, 144A, cvt., 5.50%, 9/15/26	United States	75,000,000		$78,046,875
Cobalt International Energy Inc.,
cvt., senior bond, 3.125%, 5/15/24	United States	59,954,000		15,588,040
cvt., senior note, 2.625%, 12/01/19	United States	70,000,000		22,750,000
Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	220,000,000		283,112,500
				399,497,415
Health Care 0.3%
[g] Bayer Capital Corp BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	200,000,000	EUR	246,450,369
Impax Laboratories Inc., cvt., senior note, 2.00%, 6/15/22	United States	60,000,000		48,712,500
				295,162,869
Total Convertible Bonds (Cost $694,394,456)				694,660,284

Corporate Bonds 36.2%
Consumer Discretionary 4.1%
[g] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22.	United States	110,000,000		92,125,000
[g] Altice Financing SA,
secured bond, 144A, 7.50%, 5/15/26	Luxembourg	50,000,000		53,250,000
secured note, 144A, 6.625%, 2/15/23	Luxembourg	35,000,000		36,575,000
AMC Networks Inc., 4.75%, 12/15/22	United States	23,600,000		23,777,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.125%, 2/15/23	United States	105,000,000		108,400,950
senior bond, 5.75%, 9/01/23	United States	67,000,000		69,847,500
senior bond, 5.75%, 1/15/24	United States	105,000,000		109,462,500
[g] senior bond, 144A, 5.50%, 5/01/26	United States	60,000,000		62,250,000
[g] senior bond, 144A, 5.125%, 5/01/27	United States	50,000,000		50,468,750
Charter Communications Operating LLC/Charter Communications
Operating Capital Corp., senior secured note, first lien, 4.908%, 7/23/25	United States	30,000,000		31,730,580
Cinemark USA Inc.,
senior bond, 4.875%, 6/01/23	United States	21,000,000		21,325,500
senior note, 5.125%, 12/15/22	United States	50,000,000		51,250,000
[g] CSC Holdings LLC,
senior bond, 144A, 10.875%, 10/15/25	United States	15,900,000		19,119,750
senior note, 144A, 10.125%, 1/15/23	United States	75,000,000		87,255,000
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	300,000,000		302,100,000
senior note, 5.125%, 5/01/20	United States	60,000,000		62,700,000
senior note, 6.75%, 6/01/21	United States	75,000,000		81,140,625
senior note, 5.875%, 7/15/22	United States	322,500,000		339,631,200
senior note, 5.875%, 11/15/24	United States	128,200,000		135,090,750
senior note, 7.75%, 7/01/26	United States	30,000,000		34,950,000
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	67,600,000		69,508,348
iHeartCommunications Inc., senior secured note, first lien, 9.00%,
12/15/19	United States	328,800,000		280,713,000
[g] International Game Technology PLC, senior secured note, 144A, 6.25%,
2/15/22	United States	46,600,000		49,862,000
KB Home,
senior bond, 7.50%, 9/15/22	United States	50,000,000		55,125,000
senior note, 7.00%, 12/15/21	United States	50,000,000		55,250,000

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Semiannual Report 61

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Consumer Discretionary (continued)
[g] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	44,600,000	$42,481,500
Quebecor Media Inc., senior bond, 5.75%, 1/15/23	Canada	70,300,000	73,551,375
Regal Entertainment Group, senior note, 5.75%, 3/15/22	United States	30,000,000	31,387,500
[g] ROC Finance LLC/ROC Finance 1 Corp., senior secured note, first lien,
144A, 6.75%, 11/15/21	United States	50,000,000	51,875,000
[g] Shea Homes LP/Shea Homes Funding Corp.,
senior bond, 144A, 6.125%, 4/01/25	United States	90,000,000	90,450,000
senior note, 144A, 5.875%, 4/01/23	United States	80,000,000	80,800,000
[g] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	90,000,000	96,750,000
senior note, 144A, 4.625%, 5/15/23	United States	88,400,000	90,720,500
[g] Univision Communications Inc.,
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	137,000,000	137,000,000
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	99,020,000	97,782,250
[g] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A,
5.50%, 1/15/25	United Kingdom	80,000,000	82,200,000
[g] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
senior bond, 144A, 4.25%, 5/30/23	United States	84,000,000	82,870,200
senior bond, 144A, 5.50%, 3/01/25	United States	107,000,000	109,006,250
[g] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21.	Macau	47,000,000	48,292,500
[g] Ziggo Secured Finance BV, secured bond, 144A, 5.50%, 1/15/27	Netherlands	35,000,000	35,000,000
			3,433,075,528
Consumer Staples 0.4%
Cott Beverages Inc., senior note, 5.375%, 7/01/22	United States	49,377,000	50,549,704
[g] JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	101,180,000	104,721,300
senior note, 144A, 7.25%, 6/01/21	United States	108,500,000	112,026,250
senior note, 144A, 5.75%, 6/15/25	United States	55,000,000	55,825,000
			323,122,254
Energy 6.9%
[g,i] Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note,
144A, 10.00%, 4/01/22	United States	225,000,000	233,718,750
Bill Barrett Corp.,
senior note, 7.625%, 10/01/19	United States	165,676,000	164,019,240
senior note, 7.00%, 10/15/22	United States	184,150,000	174,942,500
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 6.50%, 4/15/21	United States	94,500,000	80,443,125
[g] senior note, 144A, 11.50%, 1/15/21	United States	52,200,000	60,552,000
Chesapeake Energy Corp.,
[g] secured note, second lien, 144A, 8.00%, 12/15/22	United States	670,000,000	704,337,500
[j] senior bond, 6.125%, 2/15/21	United States	226,000,000	220,350,000
senior note, 6.625%, 8/15/20	United States	192,500,000	193,221,875
senior note, 6.875%, 11/15/20	United States	95,000,000	95,237,500
senior note, 4.875%, 4/15/22	United States	43,000,000	38,915,000
senior note, 5.75%, 3/15/23	United States	49,600,000	45,384,000
[g,j] senior note, 144A, 8.00%, 1/15/25	United States	184,500,000	185,191,875
[k] senior note, FRN, 4.272%, 4/15/19	United States	154,000,000	154,000,000

62 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[g] Denbury Resources Inc., senior secured note, 144A, 9.00%, 5/15/21.	United States	105,567,000	$111,901,020
[g] Diamondback Energy Inc., senior note, 144A, 5.375%, 5/31/25	United States	50,000,000	51,500,000
Energy Transfer Equity LP, senior secured bond, first lien, 5.50%, 6/01/27 .	United States	150,000,000	157,500,000
Ferrellgas LP/Ferrellgas Finance Corp.,
senior note, 6.50%, 5/01/21	United States	78,795,000	75,249,225
senior note, 6.75%, 1/15/22	United States	70,000,000	66,500,000
senior note, 6.75%, 6/15/23	United States	52,900,000	49,990,500
[g] Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note,
144A, 8.625%, 6/15/20	United States	49,900,000	48,028,750
[g] Gulfport Energy Corp., senior note, 144A, 6.375%, 5/15/25	United States	50,000,000	49,250,000
[c,g] Halcon Resources Corp., senior note, 144A, 6.75%, 2/15/25.	United States	97,000,000	95,739,000
Kinder Morgan Inc.,
senior bond, 7.75%, 1/15/32	United States	118,000,000	147,514,632
[g] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	100,000,000	109,884,000
[g] McDermott International Inc., second lien, 144A, 8.00%, 5/01/21	United States	145,270,000	148,901,750
[g] NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	53,000,000	54,722,500
Oasis Petroleum Inc., senior note, 6.875%, 3/15/22	United States	10,000,000	10,275,000
[g] PetroQuest Energy Inc.,
secured note, second lien, 144A, 10.00%, 2/15/21	United States	12,093,000	10,339,515
[l] secured note, second lien, 144A, PIK, 10.00%, 2/15/21.	United States	60,751,012	45,563,259
Rex Energy Corp., second lien, 1.00% to 10/01/17, 8.00% thereafter,
10/01/20	United States	109,000,000	55,590,000
[g] Rockies Express Pipeline LLC, senior bond, 144A, 5.625%, 4/15/20	United States	60,000,000	63,450,000
Sabine Pass Liquefaction LLC,
first lien, 6.25%, 3/15/22	United States	75,000,000	83,232,900
first lien, 5.625%, 4/15/23	United States	124,450,000	135,166,390
[g] senior secured bond, 144A, 5.875%, 6/30/26	United States	20,000,000	22,087,780
[g] senior secured bond, 144A, 5.00%, 3/15/27.	United States	36,000,000	37,670,436
senior secured note, first lien, 5.75%, 5/15/24	United States	75,000,000	81,865,275
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	219,790,000	218,141,575
senior note, 6.125%, 1/15/23	United States	110,000,000	102,575,000
[c] Stone Energy Corp., senior note, 7.50%, 5/31/22.	United States	72,845,556	71,388,645
[g] Transocean Inc., senior note, 144A, 9.00%, 7/15/23	United States	50,000,000	53,625,000
[c,g,l] W&T Offshore Inc.,
second lien, 144A, PIK, 10.75%, 5/15/20.	United States	75,645,453	62,879,702
senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	67,697,026	50,635,768
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	91,000,000	92,137,500
senior note, 7.75%, 6/15/21	United States	293,000,000	317,172,500
[j] senior note, 4.50%, 4/15/22	United States	250,000,000	240,625,000
senior note, 8.25%, 6/15/23	United States	212,100,000	231,189,000
[g] senior note, 144A, 9.875%, 2/15/24	United States	95,000,000	110,437,500
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	60,700,000	59,941,250
			5,672,983,737
Financials 4.2%
[m] Bank of America Corp.,
junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	80,000,000	84,860,000
junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	104,375,000
junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	80,000,000	79,900,000
junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	85,000,000	89,568,750

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Semiannual Report 63

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Financials (continued)
[m] Barclays PLC, sub. bond, 8.25% to 12/15/18, FRN thereafter, Perpetual	United Kingdom	75,000,000	$79,035,375
CIT Group Inc., senior bond, 5.00%, 8/01/23.	United States	60,000,000	62,700,000
[m] Citigroup Inc.,
junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	179,195,000	179,418,994
junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	33,000,000	34,526,250
junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	230,000,000	240,350,000
junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	250,000,000	260,937,500
junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	160,000,000	165,700,000
junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual.	United States	25,000,000	26,062,750
junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	120,000,000	124,950,000
sub. bond, T, 6.25% to 8/15/26, FRN thereafter, Perpetual	United States	50,000,000	54,000,000
[m] Fifth Third Bancorp, junior sub. bond, 5.10% to 6/30/23, FRN thereafter,
Perpetual	United States	54,000,000	53,595,000
[m] The Goldman Sachs Group Inc., junior sub. note, 5.70% to 5/10/19, FRN
thereafter, Perpetual	United States	30,000,000	31,054,500
[m] HSBC Holdings PLC, junior sub. bond, 6.375% to 9/17/24, FRN thereafter,
Perpetual	United Kingdom	40,000,000	40,334,400
[m] JPMorgan Chase & Co.,
junior sub. bond, 6.125% to 4/30/24, FRN thereafter, Perpetual	United States	60,000,000	63,675,000
junior sub. bond, 6.75% to 2/01/24, FRN thereafter, Perpetual	United States	100,000,000	110,375,000
junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	700,000,000	726,250,000
junior sub. bond, Q, 5.15% to 5/01/23, FRN thereafter, Perpetual	United States	100,000,000	101,125,000
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	105,000,000	109,756,500
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000,000	202,500,000
junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	80,000,000	84,640,000
[m] Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter,
Perpetual	United States	58,000,000	59,742,900
Navient Corp., senior note, 6.125%, 3/25/24	United States	35,000,000	33,512,500
[g] OneMain Financial Holdings Inc.,
senior note, 144A, 6.75%, 12/15/19	United States	50,000,000	52,437,500
senior note, 144A, 7.25%, 12/15/21	United States	45,700,000	48,099,250
[m] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23,
FRN thereafter, Perpetual	United States	54,000,000	53,848,260
[m] Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter,
Perpetual	United States	129,500,000	135,372,825
			3,492,703,254
Health Care 8.0%
[g] AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	48,100,000	45,815,250
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	908,600,000	893,835,250
senior note, 7.125%, 7/15/20	United States	375,895,000	345,823,400
senior note, 6.875%, 2/01/22	United States	720,000,000	619,200,000
senior secured note, 5.125%, 8/01/21	United States	20,000,000	19,850,000
senior secured note, first lien, 6.25%, 3/31/23	United States	155,900,000	159,602,625
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	96,000,000	97,140,000
senior bond, 5.00%, 5/01/25	United States	56,000,000	55,965,280
[g] Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	121,000,000	110,715,000
[g] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	108,700,000	93,210,250
senior note, 144A, 6.00%, 7/15/23	United States	203,025,000	178,662,000

64 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	120,000,000	$129,900,000
senior note, 7.50%, 2/15/22	United States	150,000,000	171,937,500
senior secured note, first lien, 5.00%, 3/15/24	United States	134,800,000	141,708,500
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	94,512,000	93,094,320
[g] Horizon Pharma Inc./Horizon Pharma USA Inc., senior note, 144A, 8.75%,
11/01/24	United States	24,800,000	25,947,000
[g] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior
note, 144A, 6.375%, 8/01/23	United States	56,765,000	59,461,338
Kindred Healthcare Inc.,
senior note, 8.00%, 1/15/20	United States	33,845,000	34,564,206
[j] senior note, 8.75%, 1/15/23	United States	50,000,000	50,312,500
Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	66,000,000	56,265,000
[g] Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
senior note, 144A, 4.875%, 4/15/20	United States	101,600,000	102,235,000
[j] senior note, 144A, 5.75%, 8/01/22	United States	277,525,000	274,888,512
senior note, 144A, 5.625%, 10/15/23	United States	252,050,000	240,707,750
senior note, 144A, 5.50%, 4/15/25	United States	129,000,000	119,325,000
Tenet Healthcare Corp.,
4.375%, 10/01/21	United States	140,000,000	140,700,000
senior note, 5.00%, 3/01/19	United States	130,000,000	130,848,900
senior note, 5.50%, 3/01/19	United States	50,000,000	50,875,000
senior note, 8.00%, 8/01/20	United States	228,703,000	231,561,787
senior note, 8.125%, 4/01/22	United States	612,500,000	641,593,750
[j] senior note, 6.75%, 6/15/23	United States	395,700,000	389,764,500
[g] senior secured note, second lien, 144A, 7.50%, 1/01/22	United States	36,700,000	39,727,750
[g] Valeant Pharmaceuticals International, senior note, 144A, 6.375%,
10/15/20	United States	263,500,000	239,785,000
[g] Valeant Pharmaceuticals International Inc.,
first lien, 144A, 6.50%, 3/15/22.	United States	50,500,000	52,078,125
senior bond, 144A, 6.125%, 4/15/25	United States	122,400,000	94,707,000
senior note, 144A, 6.75%, 8/15/18	United States	29,101,000	29,210,129
senior note, 144A, 5.375%, 3/15/20	United States	285,000,000	256,143,750
senior note, 144A, 5.875%, 5/15/23	United States	153,500,000	119,921,875
senior note, 144A, 7.00%, 3/15/24	United States	77,300,000	79,522,375
			6,616,605,622
Industrials 2.0%
[g] Ahern Rentals Inc., secured note, second lien, 144A, 7.375%, 5/15/23.	United States	50,000,000	43,250,000
[g] Bombardier Inc.,
senior bond, 144A, 6.125%, 1/15/23	Canada	81,300,000	79,877,250
senior bond, 144A, 7.50%, 3/15/25	Canada	25,100,000	25,853,000
senior note, 144A, 6.00%, 10/15/22	Canada	35,000,000	34,632,500
[g] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	158,778,982	153,420,191
[g] Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24.	United States	29,500,000	31,565,000
[g] Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	77,700,000	83,527,500
[m] General Electric Co., junior sub. bond, 5.00% to 1/21/21, FRN thereafter,
Perpetual	United States	90,153,000	95,111,415
Hertz Corp., senior note, 6.75%, 4/15/19	United States	46,582,000	46,698,455
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	80,000,000	80,399,200

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Semiannual Report 65

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Industrials (continued)
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	130,000,000	$131,950,000
senior sub. bond, 6.375%, 6/15/26	United States	120,000,000	120,370,800
senior sub. note, 6.00%, 7/15/22	United States	107,800,000	109,481,680
United Rentals North America Inc.,
senior bond, 6.125%, 6/15/23	United States	120,000,000	125,850,000
senior bond, 5.75%, 11/15/24	United States	121,700,000	127,328,625
senior bond, 5.875%, 9/15/26	United States	13,700,000	14,333,625
senior bond, 5.50%, 5/15/27	United States	35,600,000	36,045,000
[g] XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	330,000,000	347,737,500
			1,687,431,741
Information Technology 2.1%
[g] Belden Inc., senior sub. note, 144A, 5.50%, 9/01/22.	United States	40,000,000	41,000,000
[g] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21.	United States	130,805,000	132,440,062
[g,l] Boxer Parent Co. Inc., senior note, 144A, PIK, 9.00%, 10/15/19	United States	55,000,000	55,137,500
[g] CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	100,000,000	103,782,000
[g] CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	74,200,000	78,095,500
[g] Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	22,800,000	23,976,571
senior note, 144A, 7.125%, 6/15/24	United States	27,100,000	29,972,898
senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	53,750,000	58,809,541
senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	41,400,000	43,330,358
senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	69,750,000	75,343,811
[g] First Data Corp.,
second lien, 144A, 5.75%, 1/15/24	United States	70,000,000	72,467,500
senior note, 144A, 7.00%, 12/01/23	United States	275,000,000	295,625,000
senior secured note, first lien, 144A, 5.375%, 8/15/23	United States	50,000,000	52,187,500
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	52,500,000	54,211,500
[g,l] Infor Software Parent LLC/Inc., senior note, 144A, PIK, 7.125%, 5/01/21	United States	24,650,000	25,327,875
[g] Inmarsat Finance PLC, senior note, 144A, 4.875%, 5/15/22	United Kingdom	39,000,000	38,668,149
[g] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	50,600,000	58,379,750
NCR Corp.,
senior note, 5.00%, 7/15/22	United States	40,000,000	40,800,000
senior note, 6.375%, 12/15/23	United States	35,000,000	36,925,000
Qorvo Inc., senior note, 6.75%, 12/01/23	United States	40,000,000	43,550,000
Western Digital Corp.,
senior note, 10.50%, 4/01/24	United States	240,000,000	283,200,000
[g] senior secured note, 144A, 7.375%, 4/01/23	United States	100,000,000	109,875,000
			1,753,105,515
Materials 2.2%
[g] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.00%, 6/30/21	Luxembourg	30,000,000	30,975,000
senior note, 144A, 4.625%, 5/15/23	Luxembourg	44,900,000	45,461,250
senior note, 144A, 7.25%, 5/15/24	Luxembourg	46,500,000	49,871,250
senior note, 144A, 6.00%, 2/15/25	Luxembourg	25,000,000	25,437,500
Ball Corp., senior bond, 4.00%, 11/15/23	United States	100,000,000	100,500,000
[g] BWAY Holding Co.,
[i] secured note, 144A, 5.50%, 4/15/24	United States	75,000,000	75,750,000
senior note, 144A, 9.125%, 8/15/21	United States	55,000,000	60,222,250
[i] senior note, 144A, 7.25%, 4/15/25	United States	176,800,000	177,242,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[g] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24 .	Mexico	88,400,000	$93,068,846
[g] Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25.	Mexico	70,000,000	72,612,050
secured note, 144A, 7.25%, 1/15/21	Mexico	111,000,000	118,741,695
senior secured bond, 144A, 7.75%, 4/16/26.	Mexico	75,100,000	84,623,431
The Chemours Co., senior note, 6.625%, 5/15/23	United States	54,900,000	58,468,500
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond,
4.50%, 1/15/23	United States	105,000,000	107,625,000
[g] First Quantum Minerals Ltd., senior note, 144A, 6.75%, 2/15/20	Canada	50,000,000	51,735,000
[g] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A,
9.75%, 3/01/22	Australia	500,000,000	575,000,000
[g] Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	45,000,000	46,912,500
[g] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group
Issuer Luxembourg SA,
first lien, 144A, 5.125%, 7/15/23	United States	21,800,000	22,426,750
[k] senior secured note, first lien, 144A, FRN, 4.523%, 7/15/21.	United States	30,400,000	31,179,152
			1,827,852,174
Real Estate 0.5%
[g] Crescent Communities LLC/Crescent Ventures Inc., secured note, 144A,
8.875%, 10/15/21.	United States	35,000,000	36,575,000
Equinix Inc., senior bond, 5.375%, 5/15/27	United States	170,000,000	175,950,000
Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	80,000,000	82,000,000
iStar Financial Inc., senior note, 6.00%, 4/01/22	United States	37,500,000	38,156,250
iStar Inc., senior note, 5.00%, 7/01/19	United States	100,000,000	101,250,000
			433,931,250
Telecommunication Services 3.0%
CenturyLink Inc.,
senior note, 5.80%, 3/15/22	United States	73,000,000	75,505,360
senior note, 7.50%, 4/01/24	United States	41,600,000	44,083,104
Consolidated Communications Inc., senior note, 6.50%, 10/01/22	United States	76,200,000	73,533,000
[g] Digicel Ltd., senior note, 144A, 6.75%, 3/01/23	Bermuda	68,300,000	61,449,510
Frontier Communications Corp.,
senior bond, 8.75%, 4/15/22	United States	43,900,000	42,692,750
senior note, 9.25%, 7/01/21	United States	63,600,000	64,554,000
senior note, 10.50%, 9/15/22	United States	20,000,000	20,350,000
senior note, 7.125%, 1/15/23	United States	115,850,000	102,201,712
senior note, 11.00%, 9/15/25	United States	20,000,000	19,487,500
Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	69,000,000	57,183,750
[g] SFR Group SA, secured bond, 144A, 7.375%, 5/01/26.	France	50,000,000	51,640,250
Sprint Capital Corp., senior note, 6.90%, 5/01/19	United States	220,000,000	235,400,000
Sprint Communications Inc.,
11.50%, 11/15/21	United States	200,000,000	252,000,000
senior note, 8.375%, 8/15/17	United States	135,000,000	138,138,750
senior note, 7.00%, 8/15/20	United States	102,500,000	110,315,625
senior note, 6.00%, 11/15/22	United States	193,000,000	197,825,000
[g] senior note, 144A, 9.00%, 11/15/18	United States	70,000,000	76,387,500
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	187,350,000	207,958,500
senior bond, 7.125%, 6/15/24	United States	190,650,000	203,995,500
senior note, 7.625%, 2/15/25	United States	50,000,000	54,750,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Telecommunication Services (continued)
T-Mobile USA Inc.,
senior note, 6.633%, 4/28/21	United States	80,000,000		$82,880,000
senior note, 6.00%, 3/01/23	United States	30,000,000		32,109,000
[g] Wind Acquisition Finance SA, secured note, second lien, 144A, 7.375%,
4/23/21	Italy	200,000,000		208,224,000
Zayo Group LLC/Zayo Capital Inc.,
senior note, 6.00%, 4/01/23	United States	77,000,000		81,716,250
[g] senior note, 144A, 5.75%, 1/15/27	United States	21,500,000		22,731,950
				2,517,113,011
Utilities 2.8%
The AES Corp.,
senior bond, 4.875%, 5/15/23	United States	90,000,000		90,000,000
senior bond, 5.50%, 3/15/24	United States	50,000,000		51,000,000
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	342,000,000		341,103,960
senior note, 5.375%, 1/15/23	United States	325,000,000		330,687,500
senior note, 5.50%, 2/01/24	United States	176,500,000		176,445,285
[g] senior secured bond, 144A, 5.25%, 6/01/26.	United States	60,000,000		61,200,000
Dynegy Inc.,
senior bond, 8.034%, 2/02/24	United States	50,983,407		48,434,237
senior note, 6.75%, 11/01/19	United States	470,000,000		485,275,000
senior note, 7.375%, 11/01/22	United States	361,500,000		359,692,500
senior note, 5.875%, 6/01/23	United States	130,000,000		119,762,500
[g] senior note, 144A, 8.00%, 1/15/25	United States	58,300,000		56,113,750
[g] InterGen NV,
secured bond, 144A, 7.00%, 6/30/23	Netherlands	143,700,000		128,791,125
secured note, 144A, 7.50%, 6/30/21	Netherlands	35,800,000	GBP	41,802,807
				2,290,308,664
Total Corporate Bonds (Cost $28,689,861,143)				30,048,232,750

[k,n] Senior Floating Rate Interests 3.9%
Consumer Discretionary 1.8%
24 Hour Fitness Worldwide Inc., Term Loan, 4.897%, 5/28/21	United States	45,095,904		45,122,962
Academy Ltd., Initial Term Loan, 5.00% - 5.102%, 7/02/22	United States	112,999,105		84,443,327
Belk Inc., Closing Date Term Loan, 5.76%, 12/12/22	United States	247,500,000		211,251,645
[h] BJ’s Wholesale Club Inc.,
Second Lien Initial Term Loans, 10.38%, 3/24/25	United States	16,697,949		16,343,118
Tranche B Term Loans, 6.63%, 3/27/24	United States	10,000,000		9,800,000
Global Eagle Entertainment Inc., Initial Term Loans, 7.322%, 1/06/23	United States	107,950,000		101,877,812
[h] iHeartCommunications Inc.,
Tranche D Term Loan, 7.732%, 1/30/19	United States	918,185,548		792,699,883
Tranche E Term Loan, 8.482%, 7/30/19.	United States	241,744,256		207,295,700
Neiman Marcus Group Ltd. Inc., Term Loan, 4.25%, 10/25/20	United States	71,083,970		57,378,127
				1,526,212,574
Energy 0.4%
Chesapeake Energy Corp., Class A Loans, 8.553%, 8/23/21	United States	80,000,000		85,375,040
McDermott Finance LLC, Term Loan, 8.397%, 4/16/19	United States	9,351,495		9,497,613
PetroQuest Energy Inc., Multidraw Term Loan Facility, 10.00%, 10/17/20	United States	30,000,000		30,150,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

[k,n] Senior Floating Rate Interests (continued)
Energy (continued)
[c] W&T Offshore Inc.,
Second Lien Term Loan, 9.00%, 5/15/20	United States	161,850,000	$145,665,000
senior secured, 1.5 lien Term Loan, 11.00%, 11/15/19	United States	75,000,000	77,262,000
			347,949,653
Financials 0.3%
First Eagle Investment Management, Initial Term Loans, 5.147%,
12/01/22	United States	157,999,813	159,036,766
Russell Investments US Institutional Holdco Inc., Initial Term Loan, 6.75%,
6/01/23	United States	64,750,000	65,397,500
			224,434,266
Health Care 0.5%
Concordia International Corp., Initial Dollar Term Loan, 5.25%, 10/21/21	Canada	44,268,750	31,209,469
Horizon Pharma Inc.,
Incremental Term B-1 Loan, 5.50%, 5/07/21	United States	50,000,000	50,187,500
[h] Term Loan B, 6.63%, 3/29/24	United States	5,000,000	5,037,500
Lannett Co. Inc., Initial Tranche B Term Loans, 6.375%, 11/25/22	United States	60,937,500	60,861,328
MPH Acquisition Holdings LLC, Initial Term Loan, 4.897%, 6/07/23	United States	54,726,225	55,484,402
U.S. Renal Care Inc., Initial Term Loan, 5.397%, 12/31/22	United States	59,250,000	55,695,000
Vizient Inc., Term Loan, 5.00%, 2/11/23	United States	175,970,588	177,876,877
			436,352,076
Industrials 0.4%
CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United Kingdom	18,246,603	16,142,551
CEVA Intercompany BV, Dutch BV Term Loan, 6.539%, 3/19/21	United Kingdom	18,664,616	16,512,362
CEVA Logistics Canada ULC, Canadian Term Loan, 6.539%, 3/19/21	Canada	3,218,038	2,846,959
CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.539%, 3/19/21	United Kingdom	25,744,299	22,775,672
Commercial Barge Line Co., Initial Term Loan, 9.75%, 11/12/20	United States	133,000,000	123,690,000
Navistar Inc., Tranche B Term Loans, 5.00%, 8/07/20.	United States	36,133,392	36,600,127
Vertiv Group Corp., Term B Loans, 5.00% - 5.039%, 11/30/23.	United States	147,086,207	148,557,069
			367,124,740
Information Technology 0.2%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	87,208,592	87,411,004
Uber Technologies Inc., Term Loan, 5.00%, 7/13/23.	United States	54,862,500	54,896,789
			142,307,793
Materials 0.2%
Avantor Performance Materials Holdings Inc.,
Initial Term Loans, 5.00%, 3/10/24	United States	47,979,798	48,384,651
[h] Second Lien Initial Term Loans, 9.25%, 3/10/25	United States	36,821,053	37,005,158
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	41,329,801	41,603,611
			126,993,420
Utilities 0.1%
Intergen NV, Term Advance, 5.65%, 6/13/20	Netherlands	43,300,439	43,246,313
Talen Energy Supply LLC, Term Loan, 6.06%, 12/06/23	United States	54,862,500	55,788,305
			99,034,618
Total Senior Floating Rate Interests
(Cost $3,382,360,753)			3,270,409,140

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
	Country	Shares	Value
Escrows and Litigation Trusts 0.0%
[b,e] Motors Liquidation Co., Escrow Account.	United States	400,000,000	$—
[b,e] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	—
Total Escrows and Litigation Trusts
(Cost $2,416,248)			—

		Number of
		Contracts
Options Purchased 0.1%
Calls - Exchange-Traded
Financials 0.0%†
CBOE SPX Volatility Index, May Strike Price $18, Expires 5/17/17.		50,000	3,500,000
Puts - Exchange-Traded
Financials 0.1%
S&P 500 Index, July Strike Price $2,350, Expires 7/21/17		10,000	54,900,000
S&P 500 Index, May Srike Price $2,300, Expires 5/19/17		10,000	17,200,000
Total Options Purchased
(Cost $101,908,604)			75,600,000
Total Investments before Short Term Investments
(Cost $74,471,422,893)			79,443,486,840

		Principal
	Country	Amount*
Short Term Investments 4.1%
U.S. Government and Agency Securities 0.7%
[o] FHLB, 4/05/17 - 4/21/17	United States	75,000,000	74,982,050
[o] U.S. Treasury Bill, 4/13/17 - 5/18/17	United States	500,000,000	499,754,900
Total U.S. Government and Agency Securities
(Cost $574,698,342)			574,736,950
Total Investments before Money Market Funds and
Repurchase Agreement
(Cost $75,046,121,235)			80,018,223,790

		Shares
Money Market Funds (Cost $2,759,266,968) 3.3%
[p,q] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	2,759,266,968	2,759,266,968
[r] Investments from Cash Collateral Received for Loaned
Securities 0.1%
Money Market Funds (Cost $61,626,000) 0.1%
[p,q] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	61,626,000	61,626,000

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Repurchase Agreement (Cost $15,765,070) 0.0%†
[s] Joint Repurchase Agreement, 0.80%, 4/03/17
(Maturity Value $15,766,121)
J.P. Morgan Securities LLC
Collateralized by U.S. Treasury Note, Index Linked, 0.125% - 2.625%,
7/15/17–7/15/21 (valued at$16,080,976)	United States	15,765,070	$15,765,070
Total Investments from Cash Collateral Received for
Loaned Securities (Cost $77,391,070)			77,391,070
Total Investments (Cost $77,882,779,273) 99.9%			82,854,881,828
Options Written (0.0)%†			(14,229,630)
Other Assets, less Liabilities 0.1%.			92,691,485
Net Assets 100.0%			$82,933,343,683

		Number of
		Contracts

[t] Options Written (0.0)%†
Calls - Exchange-Traded
Consumer Discretionary (0.0)%†
General Motors Co., April Strike Price $39, Expires 4/21/17		15,000	(30,000)
Energy (0.0)%†
Weatherford International PLC, June Strike Price $8, Expires 6/16/17		50,000	(1,200,000)
Financials (0.0)%†
CBOE SPX Volatility Index, May Strike Price $30, Expires 5/17/17.		50,000	(750,000)
Health Care (0.0)%†
Eli Lilly & Co., May Strike Price $87.50, Expires 5/19/17		10,000	(890,000)
Industrials (0.0)%†
Deere & Co., April Strike Price $115, Expires 4/21/17.		14,000	(182,000)
United Technologies Corp., April Strike Price $115, Expires 4/21/17.		20,000	(500,000)
			(682,000)
Information Technology (0.0)%†
Microsoft Corp., June Strike Price $67.50, Expires 6/16/17		15,000	(1,860,000)
Microsoft Corp., May Strike Price $67.50, Expires 5/19/17		15,000	(1,485,000)
Oracle Corp., May Strike Price $45, Expires 5/19/17		15,000	(930,000)
			(4,275,000)
Materials (0.0)%†
Rio Tinto PLC, May Strike Price $47.50, Expires 5/19/17		20,000	(400,000)
The Dow Chemical Co., June Strike Price $67.50, Expires 6/16/17		15,000	(960,000)
			(1,360,000)
Puts - Exchange-Traded
Consumer Discretionary (0.0)%†
Amazon.com Inc., May Strike Price $800, Expires 5/19/17		1,500	(895,500)
Industrials (0.0)%†
General Dynamics Corp., May Strike Price $180, Expires 5/19/17		12,500	(2,937,500)
Northrop Grumman Corp., May Strike Price $225, Expires 5/19/17		1,000	(165,000)
Raytheon Co., May Strike Price $145, Expires 5/19/17		7,738	(1,044,630)
			(4,147,130)
Total Options Written (Premiums received $21,612,989) .			$(14,229,630)

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

See Abbreviations on page 117.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is held in connection with written option contracts open at period end.
bNon-income producing.
cSee Note 11 regarding holdings of 5% voting securities.
dSee Note 8 regarding restricted securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2017, the aggregate value of these securities was $46,929,520, representing 0.1% of net assets.
fSee Note 1(f) regarding equity-linked securities.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2017, the aggregate value of these securities was $21,558,418,633, representing 26.0% of net assets.
hA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).
iSecurity purchased on a when-issued basis. See Note 1(d).
jA portion or all of the security is on loan at March 31, 2017. See Note 1(g).
kThe coupon rate shown represents the rate at period end.
lIncome may be received in additional securities and/or cash.
mPerpetual security with no stated maturity date.
nSee Note 1(i) regarding senior floating rate interests.
oThe security was issued on a discount basis with no stated coupon rate.
pSee Note 3(f) regarding investments in affiliated management investment companies.
qThe rate shown is the annualized seven-day yield at period end.
rSee Note 1(g) regarding securities on loan.
sSee Note 1(c) regarding joint repurchase agreement.
tSee Note 1(e) regarding written options.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin U.S. Government Securities Fund
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.35	$6.40	$6.48	$6.53	$6.91	$6.92
Income from investment operations[a]:
Net investment income[b]	0.06	0.14	0.15	0.17	0.15	0.20
Net realized and unrealized gains (losses)	(0.15)	0.01	(0.02)	0.01	(0.29)	0.04
Total from investment operations	(0.09)	0.15	0.13	0.18	(0.14)	0.24
Less distributions from net investment income .	(0.10)	(0.20)	(0.21)	(0.23)	(0.24)	(0.25)
Net asset value, end of period	$6.16	$6.35	$6.40	$6.48	$6.53	$6.91

Total return[c]	(1.48)%	2.35%	2.07%	2.80%	(2.03)%	3.49%

Ratios to average net assets[d]
Expenses.	0.76%[e]	0.76%[e]	0.76%[e]	0.75%[e]	0.73%	0.73%
Net investment income	2.06%	2.21%	2.28%	2.62%	2.17%	2.86%

Supplemental data
Net assets, end of period (000’s)	$3,799,507	$4,235,819	$4,167,639	$4,323,990	$5,138,613	$6,861,193
Portfolio turnover rate	43.89%	92.18%	69.10%	69.73%	46.16%	40.15%
Portfolio turnover rate excluding mortgage
dollar rolls[f]	43.89%	92.18%	58.70%	38.79%	40.83%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.30	$6.36	$6.44	$6.49	$6.86	$6.88
Income from investment operations[a]:
Net investment income[b]	0.05	0.11	0.11	0.14	0.11	0.16
Net realized and unrealized gains (losses)	(0.15)	—[c]	(0.01)	0.01	(0.28)	0.03
Total from investment operations	(0.10)	0.11	0.10	0.15	(0.17)	0.19
Less distributions from net investment income .	(0.08)	(0.17)	(0.18)	(0.20)	(0.20)	(0.21)
Net asset value, end of period	$6.12	$6.30	$6.36	$6.44	$6.49	$6.86

Total return[d]	(1.58)%	1.70%	1.57%	2.30%	(2.45)%	2.85%

Ratios to average net assets[e]
Expenses.	1.26%[f]	1.26%[f]	1.26%[f]	1.25%[f]	1.23%	1.23%
Net investment income	1.56%	1.71%	1.78%	2.12%	1.67%	2.36%

Supplemental data
Net assets, end of period (000’s)	$894,990	$1,034,410	$1,040,294	$1,190,720	$1,640,787	$2,981,724
Portfolio turnover rate	43.89%	92.18%	69.10%	69.73%	46.16%	40.15%
Portfolio turnover rate excluding mortgage
dollar rolls[g]	43.89%	92.18%	58.70%	38.79%	40.83%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

74 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.34	$6.40	$6.48	$6.53	$6.90	$6.91
Income from investment operations[a]:
Net investment income[b]	0.05	0.12	0.13	0.15	0.12	0.17
Net realized and unrealized gains (losses)	(0.14)	—[c]	(0.02)	0.01	(0.27)	0.04
Total from investment operations	(0.09)	0.12	0.11	0.16	(0.15)	0.21
Less distributions from net investment income .	(0.09)	(0.18)	(0.19)	(0.21)	(0.22)	(0.22)
Net asset value, end of period	$6.16	$6.34	$6.40	$6.48	$6.53	$6.90

Total return[d]	(1.50)%	1.84%	1.71%	2.44%	(2.27)%	3.13%

Ratios to average net assets[e]
Expenses.	1.10%[f]	1.11%[f]	1.11%[f]	1.10%[f]	1.08%	1.08%
Net investment income	1.72%	1.86%	1.93%	2.27%	1.82%	2.51%

Supplemental data
Net assets, end of period (000’s)	$44,016	$59,785	$64,689	$74,442	$94,110	$141,140
Portfolio turnover rate	43.89%	92.18%	69.10%	69.73%	46.16%	40.15%
Portfolio turnover rate excluding mortgage
dollar rolls[g]	43.89%	92.18%	58.70%	38.79%	40.83%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.37	$6.42	$6.50	$6.55	$6.76
Income from investment operations[b]:
Net investment income[c]	0.07	0.16	0.17	0.19	0.07
Net realized and unrealized gains (losses)	(0.15)	0.01	(0.02)	0.01	(0.17)
Total from investment operations.	(0.08)	0.17	0.15	0.20	(0.10)
Less distributions from net investment income	(0.11)	(0.22)	(0.23)	(0.25)	(0.11)
Net asset value, end of period.	$6.18	$6.37	$6.42	$6.50	$6.55

Total return[d]	(1.33)%	2.63%	2.35%	3.08%	(1.53)%

Ratios to average net assets[e]
Expenses	0.48%[f]	0.48%[f]	0.47%[f]	0.47%[f]	0.46%
Net investment income.	2.34%	2.49%	2.57%	2.90%	2.44%

Supplemental data
Net assets, end of period (000’s)	$449,710	$624,619	$375,644	$497,246	$480,590
Portfolio turnover rate	43.89%	92.18%	69.10%	69.73%	46.16%
Portfolio turnover rate excluding mortgage dollar rolls[g]	43.89%	92.18%	58.70%	38.79%	40.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

76 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.37	$6.42	$6.50	$6.55	$6.93	$6.94
Income from investment operations[a]:
Net investment income[b]	0.07	0.15	0.16	0.18	0.16	0.21
Net realized and unrealized gains (losses)	(0.15)	0.01	(0.02)	0.01	(0.29)	0.04
Total from investment operations	(0.08)	0.16	0.14	0.19	(0.13)	0.25
Less distributions from net investment income .	(0.10)	(0.21)	(0.22)	(0.24)	(0.25)	(0.26)
Net asset value, end of period	$6.19	$6.37	$6.42	$6.50	$6.55	$6.93

Total return[c]	(1.24)%	2.49%	2.21%	2.94%	(1.86)%	3.63%

Ratios to average net assets[d]
Expenses.	0.61%[e]	0.61%[e]	0.61%[e]	0.60%[e]	0.58%	0.58%
Net investment income	2.21%	2.36%	2.43%	2.77%	2.32%	3.01%

Supplemental data
Net assets, end of period (000’s)	$788,515	$718,975	$622,339	$652,737	$949,085	$1,586,928
Portfolio turnover rate	43.89%	92.18%	69.10%	69.73%	46.16%	40.15%
Portfolio turnover rate excluding mortgage
dollar rolls[f]	43.89%	92.18%	58.70%	38.79%	40.83%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2017 (unaudited)
Franklin U.S. Government Securities Fund
	Principal
	Amount	Value

Mortgage-Backed Securities 98.7%
Government National Mortgage Association (GNMA) Fixed Rate 98.7%
GNMA I SF 15 Year, 6.50%, 5/15/18	$1,142	$1,143
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	35,165,778	36,652,031
GNMA I SF 30 Year, 4.00%, 10/15/40 - 1/15/45	55,890,522	59,439,177
GNMA I SF 30 Year, 4.00%, 8/15/44	21,951,122	23,368,385
GNMA I SF 30 Year, 4.00%, 1/15/45 - 9/15/45	55,920,818	59,505,997
GNMA I SF 30 Year, 4.00%, 10/15/45 - 8/15/46	7,952,619	8,467,377
GNMA I SF 30 Year, 4.50%, 2/15/39 - 11/15/39	54,349,010	58,552,408
GNMA I SF 30 Year, 4.50%, 3/15/39	22,316,247	24,131,730
GNMA I SF 30 Year, 4.50%, 12/15/39 - 4/15/40	51,173,151	55,048,895
GNMA I SF 30 Year, 4.50%, 4/15/40 - 7/15/40	46,876,446	50,308,472
GNMA I SF 30 Year, 4.50%, 6/15/40	17,876,998	19,324,361
GNMA I SF 30 Year, 4.50%, 7/15/40	19,465,261	20,851,162
GNMA I SF 30 Year, 4.50%, 7/15/40 - 8/15/40	44,367,604	47,624,755
GNMA I SF 30 Year, 4.50%, 8/15/40 - 6/15/41	37,948,258	41,078,713
GNMA I SF 30 Year, 5.00%, 2/15/33 - 10/15/33	54,042,970	59,716,009
GNMA I SF 30 Year, 5.00%, 10/15/33 - 8/15/35	53,484,557	59,102,681
GNMA I SF 30 Year, 5.00%, 8/15/35 - 10/15/39	53,358,490	58,815,297
GNMA I SF 30 Year, 5.00%, 8/15/39	27,029,962	29,830,517
GNMA I SF 30 Year, 5.00%, 10/15/39	18,982,179	21,125,968
GNMA I SF 30 Year, 5.00%, 10/15/39	26,028,404	28,964,672
GNMA I SF 30 Year, 5.00%, 10/15/39 - 12/15/39.	50,580,135	56,105,209
GNMA I SF 30 Year, 5.00%, 11/15/39	32,205,597	35,855,965
GNMA I SF 30 Year, 5.00%, 12/15/39 - 5/15/40	53,788,839	59,519,355
GNMA I SF 30 Year, 5.00%, 2/15/40	17,531,575	19,515,281
GNMA I SF 30 Year, 5.00%, 3/15/40	20,846,374	23,190,664
GNMA I SF 30 Year, 5.00%, 5/15/40 - 6/15/40	45,829,681	50,951,714
GNMA I SF 30 Year, 5.00%, 6/15/40	11,979,101	13,340,293
GNMA I SF 30 Year, 5.00%, 9/15/40	28,134,288	31,064,804
GNMA I SF 30 Year, 5.50%, 5/15/28 - 5/15/33	52,981,398	59,708,245
GNMA I SF 30 Year, 5.50%, 5/15/33 - 12/15/34	53,001,541	59,665,065
GNMA I SF 30 Year, 5.50%, 12/15/34 - 12/15/38.	51,647,282	58,334,875
GNMA I SF 30 Year, 5.50%, 12/15/38 - 2/15/40	43,644,573	48,943,137
GNMA I SF 30 Year, 6.00%, 10/15/23 - 2/15/33	52,098,931	59,665,164
GNMA I SF 30 Year, 6.00%, 2/15/33 - 12/15/36	51,670,360	59,599,567
GNMA I SF 30 Year, 6.00%, 12/15/36 - 11/15/38.	51,837,072	59,170,010
GNMA I SF 30 Year, 6.00%, 11/15/38 - 12/15/39.	22,000,717	24,912,405
GNMA I SF 30 Year, 6.50%, 5/15/23 - 10/15/36	52,464,459	59,728,473
GNMA I SF 30 Year, 6.50%, 11/15/36 - 8/15/37	3,779,375	4,306,536
GNMA I SF 30 Year, 6.75%, 3/15/26	914	1,037
GNMA I SF 30 Year, 7.00%, 4/15/17 - 9/15/32	38,609,696	42,738,916
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	96,058	98,544
GNMA I SF 30 Year, 7.50%, 4/15/17 - 8/15/33	11,432,473	12,451,966
GNMA I SF 30 Year, 7.70%, 1/15/21 - 10/15/21	63,130	63,325
GNMA I SF 30 Year, 8.00%, 4/15/17 - 9/15/30	4,597,865	4,804,282
GNMA I SF 30 Year, 8.50%, 4/15/17 - 5/15/25	879,509	922,760
GNMA I SF 30 Year, 9.00%, 5/15/17 - 7/15/23	815,901	841,422
GNMA I SF 30 Year, 9.50%, 6/15/17 - 8/15/22	817,145	829,002
GNMA I SF 30 Year, 10.00%, 7/15/17 - 3/15/25	537,130	544,567
GNMA I SF 30 Year, 10.50%, 6/15/17 - 10/15/21.	264,934	268,107
GNMA I SF 30 Year, 11.00%, 11/15/17 - 5/15/21.	42,089	42,543
GNMA II SF 30 Year, 3.00%, 2/20/45	11,397,893	11,514,831
GNMA II SF 30 Year, 3.00%, 9/20/46	24,364,498	24,614,468

78 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.00%, 10/20/46	$38,347,602	$38,741,033
GNMA II SF 30 Year, 3.00%, 11/20/46	24,719,597	24,973,210
GNMA II SF 30 Year, 3.00%, 2/20/47	165,618,356	167,317,532
GNMA II SF 30 Year, 3.50%, 10/20/40 - 5/20/43	43,212,845	44,996,380
GNMA II SF 30 Year, 3.50%, 7/20/42	67,954,922	70,776,742
GNMA II SF 30 Year, 3.50%, 8/20/42	23,338,628	24,307,761
GNMA II SF 30 Year, 3.50%, 9/20/42	153,525,338	159,900,514
GNMA II SF 30 Year, 3.50%, 10/20/42	31,633,483	32,947,087
GNMA II SF 30 Year, 3.50%, 11/20/42	26,280,253	27,371,571
GNMA II SF 30 Year, 3.50%, 4/20/43	32,708,908	34,067,250
GNMA II SF 30 Year, 3.50%, 5/20/43	43,741,413	45,557,919
GNMA II SF 30 Year, 3.50%, 6/20/43	50,603,063	52,704,540
GNMA II SF 30 Year, 3.50%, 8/20/43	36,655,752	38,178,075
GNMA II SF 30 Year, 3.50%, 9/20/46	69,705,968	72,371,809
GNMA II SF 30 Year, 3.50%, 10/20/46	647,506,589	672,269,883
GNMA II SF 30 Year, 3.50%, 11/20/46	73,431,967	76,240,305
GNMA II SF 30 Year, 3.50%, 12/20/46	286,530,450	297,488,544
GNMA II SF 30 Year, 3.50%, 2/20/47	853,884,747	886,540,784
GNMA II SF 30 Year, 4.00%, 5/20/40 - 2/20/44	28,961,569	30,885,188
GNMA II SF 30 Year, 4.00%, 11/20/40	45,095,956	48,294,660
GNMA II SF 30 Year, 4.00%, 12/20/40	26,461,245	28,198,330
GNMA II SF 30 Year, 4.00%, 1/20/41	29,178,633	31,112,899
GNMA II SF 30 Year, 4.00%, 7/20/41	36,861,215	39,209,747
GNMA II SF 30 Year, 4.00%, 9/20/41	43,457,190	46,204,421
GNMA II SF 30 Year, 4.00%, 10/20/41	52,960,397	56,296,933
GNMA II SF 30 Year, 4.00%, 11/20/41	48,439,790	51,478,805
GNMA II SF 30 Year, 4.00%, 2/20/44	28,620,859	30,441,841
GNMA II SF 30 Year, 4.00%, 3/20/47	262,423,056	277,571,996
GNMA II SF 30 Year, 4.50%, 5/20/33 - 6/20/40	44,443,015	48,025,154
GNMA II SF 30 Year, 4.50%, 12/20/39	30,968,565	33,542,396
GNMA II SF 30 Year, 4.50%, 7/20/40 - 8/20/42	33,414,476	36,140,835
GNMA II SF 30 Year, 4.50%, 5/20/41	40,666,110	43,914,879
GNMA II SF 30 Year, 4.50%, 6/20/41	49,254,509	53,189,483
GNMA II SF 30 Year, 4.50%, 7/20/41	53,499,521	57,773,661
GNMA II SF 30 Year, 4.50%, 9/20/41	71,198,148	76,892,119
GNMA II SF 30 Year, 4.50%, 10/20/41	53,380,449	57,645,118
GNMA II SF 30 Year, 4.50%, 2/20/44	29,411,638	31,441,302
GNMA II SF 30 Year, 5.00%, 7/20/33 - 12/20/39	45,413,237	50,469,540
GNMA II SF 30 Year, 5.00%, 9/20/33	29,075,899	32,403,521
GNMA II SF 30 Year, 5.00%, 7/20/39	17,887,824	19,542,561
GNMA II SF 30 Year, 5.00%, 4/20/40 - 9/20/41	21,417,444	23,640,729
GNMA II SF 30 Year, 5.00%, 6/20/40	21,044,779	23,269,919
GNMA II SF 30 Year, 5.50%, 6/20/34 - 5/20/35	51,700,043	57,978,511
GNMA II SF 30 Year, 5.50%, 12/20/34	18,406,460	20,676,717
GNMA II SF 30 Year, 5.50%, 6/20/35 - 4/20/40	41,266,093	45,887,245
GNMA II SF 30 Year, 6.00%, 10/20/23 - 2/20/36	51,024,312	58,720,614
GNMA II SF 30 Year, 6.00%, 3/20/36 - 7/20/39	31,473,574	35,843,439
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	28,350,738	32,537,417
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	6,532,440	7,802,599
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	1,437,321	1,643,412
GNMA II SF 30 Year, 8.00%, 5/20/17 - 6/20/30	682,916	804,278
GNMA II SF 30 Year, 8.50%, 6/20/17 - 6/20/25	196,044	206,833

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Semiannual Report 79

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 9.00%, 11/20/17 - 11/20/21	$38,419	$41,363
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	66,290	69,185
GNMA II SF 30 Year, 10.00%, 10/20/17 - 3/20/21	76,931	81,809
GNMA II SF 30 Year, 10.50%, 10/20/17 - 1/20/21	69,977	70,626
GNMA II SF 30 Year, 11.00%, 7/20/18 - 1/20/21	15,456	15,554
Total Mortgage-Backed Securities (Cost $5,799,846,370)		5,901,938,860

	Shares

Short Term Investments (Cost $69,369,882) 1.2%
Money Market Funds 1.2%
[a,b] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	69,369,882	69,369,882
Total Investments (Cost $5,869,216,252) 99.9%.		5,971,308,742
Other Assets, less Liabilities 0.1%		5,428,558
Net Assets 100.0%		$5,976,737,300

See Abbreviations on page 117.

aSee Note 3(f) regarding investments in affiliated management investment companies.
bThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Utilities Fund
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.85	$16.08	$16.58	$14.62	$14.04	$12.42
Income from investment operations[a]:
Net investment income[b]	0.24	0.48	0.49	0.49	0.49	0.48
Net realized and unrealized gains (losses)	0.80	2.31	(0.09)	2.00	0.60	1.60
Total from investment operations	1.04	2.79	0.40	2.49	1.09	2.08
Less distributions from:
Net investment income.	(0.25)	(0.50)	(0.48)	(0.49)	(0.51)	(0.46)
Net realized gains	(0.01)	(0.52)	(0.42)	(0.04)	—	—
Total distributions	(0.26)	(1.02)	(0.90)	(0.53)	(0.51)	(0.46)
Net asset value, end of period	$18.63	$17.85	$16.08	$16.58	$14.62	$14.04

Total return[c]	5.91%	18.23%	2.19%	17.24%	7.92%	16.99%

Ratios to average net assets[d]
Expenses.	0.73%[e,f]	0.73%[e,f]	0.73%[e]	0.75%[e,f]	0.75%[f]	0.76%
Net investment income	2.73%	2.81%	2.88%	3.05%	3.34%	3.61%

Supplemental data
Net assets, end of period (000’s)	$4,125,112	$4,180,124	$3,524,835	$3,717,397	$3,275,129	$3,076,131
Portfolio turnover rate	0.34%	7.17%	9.55%	8.10%	4.57%	1.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 81

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.76	$16.01	$16.50	$14.56	$13.98	$12.37
Income from investment operations[a]:
Net investment income[b]	0.20	0.39	0.40	0.41	0.41	0.42
Net realized and unrealized gains (losses)	0.79	2.30	(0.08)	1.98	0.61	1.58
Total from investment operations	0.99	2.69	0.32	2.39	1.02	2.00
Less distributions from:
Net investment income.	(0.20)	(0.42)	(0.39)	(0.41)	(0.44)	(0.39)
Net realized gains	(0.01)	(0.52)	(0.42)	(0.04)	—	—
Total distributions	(0.21)	(0.94)	(0.81)	(0.45)	(0.44)	(0.39)
Net asset value, end of period	$18.54	$17.76	$16.01	$16.50	$14.56	$13.98

Total return[c]	5.67%	17.59%	1.74%	16.61%	7.40%	16.32%

Ratios to average net assets[d]
Expenses.	1.23%[e,f]	1.23%[e,f]	1.23%[e]	1.25%[e,f]	1.25%[f]	1.26%
Net investment income	2.23%	2.31%	2.38%	2.55%	2.84%	3.11%

Supplemental data
Net assets, end of period (000’s)	$1,039,401	$1,064,065	$931,800	$986,318	$845,173	$774,711
Portfolio turnover rate	0.34%	7.17%	9.55%	8.10%	4.57%	1.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.78	$16.02	$16.52	$14.58	$14.00	$12.39
Income from investment operations[a]:
Net investment income[b]	0.21	0.42	0.42	0.43	0.44	0.44
Net realized and unrealized gains (losses)	0.81	2.30	(0.09)	1.99	0.60	1.58
Total from investment operations	1.02	2.72	0.33	2.42	1.04	2.02
Less distributions from:
Net investment income.	(0.22)	(0.44)	(0.41)	(0.44)	(0.46)	(0.41)
Net realized gains	(0.01)	(0.52)	(0.42)	(0.04)	—	—
Total distributions	(0.23)	(0.96)	(0.83)	(0.48)	(0.46)	(0.41)
Net asset value, end of period	$18.57	$17.78	$16.02	$16.52	$14.58	$14.00

Total return[c]	5.80%	17.81%	1.83%	16.75%	7.56%	16.55%

Ratios to average net assets[d]
Expenses.	1.08%[e,f]	1.08%[e,f]	1.08%[e]	1.10%[e,f]	1.10%[f]	1.11%
Net investment income	2.38%	2.46%	2.53%	2.70%	2.99%	3.26%

Supplemental data
Net assets, end of period (000’s)	$99,345	$103,247	$83,271	$95,498	$86,216	$80,478
Portfolio turnover rate	0.34%	7.17%	9.55%	8.10%	4.57%	1.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.97	$16.18	$16.68	$14.71	$15.88
Income from investment operations[b]:
Net investment income[c]	0.27	0.53	0.53	0.53	0.25
Net realized and unrealized gains (losses)	0.80	2.32	(0.09)	2.01	(1.17)
Total from investment operations.	1.07	2.85	0.44	2.54	(0.92)
Less distributions from:
Net investment income	(0.27)	(0.54)	(0.52)	(0.53)	(0.25)
Net realized gains	(0.01)	(0.52)	(0.42)	(0.04)	—
Total distributions	(0.28)	(1.06)	(0.94)	(0.57)	(0.25)
Net asset value, end of period.	$18.76	$17.97	$16.18	$16.68	$14.71

Total return[d]	6.11%	18.55%	2.45%	17.51%	(5.79)%

Ratios to average net assets[e]
Expenses	0.47%[f,g]	0.47%[f,g]	0.47%[f]	0.48%[f,g]	0.48%[g]
Net investment income.	2.99%	3.07%	3.14%	3.32%	3.61%

Supplemental data
Net assets, end of period (000’s)	$239,273	$219,587	$201,225	$236,437	$218,746
Portfolio turnover rate	0.34%	7.17%	9.55%	8.10%	4.57%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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				FRANKLIN CUSTODIAN FUNDS
				FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Six Months Ended
	March 31, 2017		Year Ended September 30,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.97	$16.19	$16.68	$14.71	$14.12	$12.49
Income from investment operations[a]:
Net investment income[b]	0.26	0.51	0.52	0.52	0.50	0.51
Net realized and unrealized gains (losses)	0.81	2.32	(0.09)	2.00	0.62	1.60
Total from investment operations	1.07	2.83	0.43	2.52	1.12	2.11
Less distributions from:
Net investment income.	(0.26)	(0.53)	(0.50)	(0.51)	(0.53)	(0.48)
Net realized gains	(0.01)	(0.52)	(0.42)	(0.04)	—	—
Total distributions	(0.27)	(1.05)	(0.92)	(0.55)	(0.53)	(0.48)
Net asset value, end of period	$18.77	$17.97	$16.19	$16.68	$14.71	$14.12

Total return[c]	6.06%	18.34%	2.40%	17.37%	8.11%	17.15%

Ratios to average net assets[d]
Expenses.	0.58%[e,f]	0.58%[e,f]	0.58%[e]	0.60%[e,f]	0.60%[f]	0.61%
Net investment income	2.88%	2.96%	3.03%	3.20%	3.49%	3.76%

Supplemental data
Net assets, end of period (000’s)	$849,170	$755,484	$549,371	$562,202	$343,082	$574,803
Portfolio turnover rate	0.34%	7.17%	9.55%	8.10%	4.57%	1.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2017 (unaudited)
Franklin Utilities Fund
	Country	Shares	Value

Common Stocks 98.2%
Electric Utilities 59.0%
ALLETE Inc	United States	600,000	$40,626,000
Alliant Energy Corp	United States	3,800,000	150,518,000
American Electric Power Co. Inc	United States	3,900,000	261,807,000
Duke Energy Corp	United States	3,400,000	278,834,000
Edison International	United States	4,100,000	326,401,000
Emera Inc	Canada	2,000,000	70,651,929
Entergy Corp	United States	1,275,000	96,849,000
Eversource Energy	United States	2,000,000	117,560,000
Exelon Corp	United States	6,700,000	241,066,000
FirstEnergy Corp	United States	5,200,000	165,464,000
Great Plains Energy Inc	United States	5,100,000	149,022,000
[a] Hydro One Ltd., 144A	Canada	2,000,000	36,468,907
IDACORP Inc	United States	100,000	8,296,000
NextEra Energy Inc	United States	2,900,000	372,273,000
OGE Energy Corp	United States	1,875,000	65,587,500
PG&E Corp	United States	4,700,000	311,892,000
Pinnacle West Capital Corp	United States	1,900,000	158,422,000
PNM Resources Inc	United States	3,000,000	111,000,000
Portland General Electric Co	United States	1,800,000	79,956,000
PPL Corp	United States	4,400,000	164,516,000
The Southern Co	United States	4,500,000	224,010,000
Westar Energy Inc	United States	2,000,000	108,540,000
Xcel Energy Inc	United States	4,600,000	204,470,000
			3,744,230,336
Gas Utilities 1.5%
ONE Gas Inc	United States	438,181	29,621,036
Spire Inc	United States	1,000,000	67,500,000
			97,121,036
Multi-Utilities 29.9%
Ameren Corp	United States	900,000	49,131,000
Black Hills Corp	United States	500,000	33,235,000
CenterPoint Energy Inc	United States	5,500,000	151,635,000
CMS Energy Corp	United States	4,865,000	217,660,100
Consolidated Edison Inc	United States	1,250,000	97,075,000
Dominion Resources Inc	United States	4,200,000	325,794,000
DTE Energy Co	United States	1,800,000	183,798,000
National Grid PLC	United Kingdom	11,000,000	139,701,855
NiSource Inc	United States	2,000,000	47,580,000
NorthWestern Corp	United States	596,800	35,032,160
Public Service Enterprise Group Inc	United States	2,900,000	128,615,000
Sempra Energy	United States	2,800,000	309,400,000
Vectren Corp	United States	925,100	54,220,111
WEC Energy Group Inc	United States	2,100,000	127,323,000
			1,900,200,226
Oil, Gas & Consumable Fuels 4.3%
Enbridge Inc. (CAD Traded)	Canada	847,200	35,489,519
Enbridge Inc. (USD Traded)	Canada	984,000	41,170,560
Kinder Morgan Inc	United States	3,700,000	80,438,000
Plains GP Holdings LP, A	United States	551,042	17,225,573
TransCanada Corp	Canada	1,000,000	46,146,327

86 Semiannual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Utilities Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
The Williams Cos. Inc	United States	1,800,000	$53,262,000
			273,731,979
Water Utilities 3.5%
American Water Works Co. Inc	United States	1,800,000	139,986,000
United Utilities Group PLC	United Kingdom	6,700,000	83,411,976
			223,397,976
Total Common Stocks (Cost $3,545,211,990)			6,238,681,553

		Principal
		Amount
Corporate Bonds 0.8%
Electric Utilities 0.1%
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	$5,964,844	6,364,285
Multi-Utilities 0.7%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	6,100,000	7,188,600
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	25,000,000	36,427,675
			43,616,275
Total Corporate Bonds (Cost $37,169,620)			49,980,560
Total Investments before Short Term Investments
(Cost $3,582,381,610)			6,288,662,113

		Shares
Short Term Investments (Cost $70,339,372) 1.1%
Money Market Funds 1.1%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	70,339,372	70,339,372
Total Investments (Cost $3,652,720,982) 100.1%			6,359,001,485
Other Assets, less Liabilities (0.1)%			(6,700,672)
Net Assets 100.0%			$6,352,300,813

See Abbreviations on page 117.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2017, the value of this security was $36,468,907, representing 0.6% of net assets.
bSee Note 3(f) regarding investments in affiliated management investment companies.
cThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statements of Assets and Liabilities
March 31, 2017 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,761,308,613	$5,210,993,263	$73,122,503,189
Cost - Non-controlled affiliates (Note 3f and 11)	90,022,341	429,623,522	4,744,511,014
Cost - Repurchase agreements	—	—	15,765,070
Total cost of investments	$1,851,330,954	$5,640,616,785	$77,882,779,273
Value - Unaffiliated issuers	$3,210,661,765	$12,395,934,488	$78,797,658,620
Value - Non-controlled affiliates (Note 3f and 11)	90,022,341	429,623,522	4,041,458,138
Value - Repurchase agreements.	—	—	15,765,070
Total value of investments*	3,300,684,106	12,825,558,010	82,854,881,828
Cash.	—	815,061	39,404,971
Receivables:
Investment securities sold	—	—	257,474,059
Capital shares sold	11,203,926	93,252,049	116,347,767
Dividends and interest	800,704	8,185,703	807,455,956
Unrealized appreciation on unfunded loan commitments (Note 9)	—	—	134,834
Other assets	2,756	11,240	74,695
Total assets	3,312,691,492	12,927,822,063	84,075,774,110
Liabilities:
Payables:
Investment securities purchased	12,850,502	—	840,189,874
Capital shares redeemed	8,513,786	35,629,377	133,997,287
Management fees	1,226,194	4,640,051	25,056,816
Distribution fees	1,368,345	4,905,769	36,820,390
Transfer agent fees	726,816	2,969,268	10,755,083
Trustees’ fees and expenses	725	3,322	19,434
Options written, at value (premiums received $—, $— and $21,612,989,
respectively)	—	—	14,229,630
Payable upon return of securities loaned	—	—	77,391,070
Accrued expenses and other liabilities.	134,873	590,698	3,970,843
Total liabilities	24,821,241	48,738,485	1,142,430,427
Net assets, at value	$3,287,870,251	$12,879,083,578	$82,933,343,683
Net assets consist of:
Paid-in capital	$1,801,495,402	$5,521,169,880	$83,914,922,408
Undistributed net investment income.	—	4,865,454	—
Distributions in excess of net investment income	—	—	(474,815,345)
Accumulated net investment loss	(12,454,456)	—	—
Net unrealized appreciation (depreciation)	1,449,356,458	7,184,941,196	4,978,398,440
Accumulated net realized gain (loss)	49,472,847	168,107,048	(5,485,161,820)
Net assets, at value	$3,287,870,251	$12,879,083,578	$82,933,343,683

*Includes securities loaned	$—	$—	$75,060,009

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		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
March 31, 2017 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Class A:
Net assets, at value	$2,111,415,543	$7,612,272,648	$46,224,872,210
Shares outstanding.	38,983,647	91,817,772	19,625,582,704
Net asset value per share[a]	$54.16	$82.91	$2.36
Maximum offering price per share (net asset value per share ÷ 94.25%,
94.25% and 95.75%, respectively)	$57.46	$87.97	$2.46
Class C:
Net assets, at value	$318,812,255	$891,447,847	$24,112,232,344
Shares outstanding.	6,917,881	11,647,476	10,111,984,610
Net asset value and maximum offering price per share[a]	$46.09	$76.54	$2.38
Class R:
Net assets, at value	$36,675,162	$493,635,843	$393,016,406
Shares outstanding.	693,795	5,978,139	169,835,930
Net asset value and maximum offering price per share	$52.86	$82.57	$2.31
Class R6:
Net assets, at value	$430,240,658	$1,530,534,058	$1,804,330,798
Shares outstanding.	7,695,663	18,441,707	772,000,906
Net asset value and maximum offering price per share	$55.91	$82.99	$2.34
Advisor Class:
Net assets, at value	$390,726,633	$2,351,193,182	$10,398,891,925
Shares outstanding.	7,036,544	28,306,007	4,450,810,184
Net asset value and maximum offering price per share	$55.53	$83.06	$2.34

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
March 31, 2017 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,799,846,370	$3,582,381,610
Cost - Non-controlled affiliates (Note 3f)	69,369,882	70,339,372
Total cost of investments	$5,869,216,252	$3,652,720,982
Value - Unaffiliated issuers	$5,901,938,860	$6,288,662,113
Value - Non-controlled affiliates (Note 3f)	69,369,882	70,339,372
Total value of investments.	5,971,308,742	6,359,001,485
Receivables:
Investment securities sold	1,535	—
Capital shares sold	6,336,470	7,266,764
Dividends and interest	18,572,104	14,688,136
Other assets	5,694	5,601
Total assets.	5,996,224,545	6,380,961,986
Liabilities:
Payables:
Investment securities purchased	—	13,210,968
Capital shares redeemed	11,874,087	9,782,592
Management fees	2,239,847	2,391,453
Distribution fees.	1,920,058	2,142,982
Transfer agent fees	1,055,975	896,046
Trustees’ fees and expenses	1,335	503
Distributions to shareholders	1,863,193	—
Accrued expenses and other liabilities	532,750	236,629
Total liabilities	19,487,245	28,661,173
Net assets, at value	$5,976,737,300	$6,352,300,813
Net assets consist of:
Paid-in capital	$6,378,338,608	$3,571,217,789
Undistributed net investment income	—	3,592,957
Distributions in excess of net investment income	(31,850,667)	—
Net unrealized appreciation (depreciation)	102,092,490	2,706,283,100
Accumulated net realized gain (loss)	(471,843,131)	71,206,967
Net assets, at value	$5,976,737,300	$6,352,300,813

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	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
March 31, 2017 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Class A:
Net assets, at value	$3,799,506,985	$4,125,111,760
Shares outstanding	616,353,478	221,363,731
Net asset value per share[a]	$6.16	$18.63
Maximum offering price per share (net asset value per share ÷ 95.75%)	$6.43	$19.46
Class C:
Net assets, at value	$894,989,816	$1,039,401,411
Shares outstanding	146,191,716	56,049,392
Net asset value and maximum offering price per share[a]	$6.12	$18.54
Class R:
Net assets, at value	$44,015,587	$99,345,093
Shares outstanding	7,144,252	5,350,409
Net asset value and maximum offering price per share.	$6.16	$18.57
Class R6:
Net assets, at value	$449,710,346	$239,272,867
Shares outstanding	72,729,846	12,751,021
Net asset value and maximum offering price per share.	$6.18	$18.76
Advisor Class:
Net assets, at value	$788,514,566	$849,169,682
Shares outstanding	127,487,422	45,243,448
Net asset value and maximum offering price per share.	$6.19	$18.77

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended March 31, 2017 (unaudited)

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Investment income:
Dividends:
Unaffiliated issuers	$8,567,469	$83,646,943	$804,274,118
Non-controlled affiliates (Note 3f)	24,484	216,262	910,394
Interest:
Unaffiliated issuers	—	—	1,117,008,375
Non-controlled affiliates (Note 11)	—	—	24,187,022
Income from securities loaned (net of fees and rebates)	—	—	1,106,291
Total investment income	8,591,953	83,863,205	1,947,486,200
Expenses:
Management fees (Note 3a)	6,937,031	27,414,467	150,640,611
Distribution fees: (Note 3c)
Class A	2,527,165	9,332,229	34,253,100
Class C	1,516,236	4,257,195	77,349,790
Class R	92,185	1,189,001	976,170
Transfer agent fees: (Note 3e)
Class A	1,694,757	5,913,758	17,662,737
Class C	255,076	674,392	9,203,012
Class R	31,041	377,999	151,785
Class R6	563	2,254	2,614
Advisor Class	228,197	1,673,663	3,460,168
Custodian fees (Note 4)	21,791	53,112	546,776
Reports to shareholders	168,357	483,371	2,460,721
Registration and filing fees	85,147	184,019	567,761
Professional fees	28,902	76,722	3,037,555
Trustees’ fees and expenses	6,551	27,187	176,834
Other	26,648	101,447	1,011,108
Total expenses	13,619,647	51,760,816	301,500,742
Expense reductions (Note 4)	(10)	(54)	(34,075)
Expenses waived/paid by affiliates (Note 3f)	(60,070)	(917,781)	(2,829,702)
Net expenses	13,559,567	50,842,981	298,636,965
Net investment income (loss)	(4,967,614)	33,020,224	1,648,849,235
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	89,160,527	145,121,466	1,233,271,235
Non-controlled affiliates (Note 11)	—	—	22,269,422
Written options	—	—	33,142,894
Foreign currency transactions	2,325	(12,837)	99,422
Net realized gain (loss)	89,162,852	145,108,629	1,288,782,973
Net change in unrealized appreciation (depreciation) on:
Investments	147,053,159	953,423,287	2,933,458,260
Translation of other assets and liabilities
denominated in foreign currencies	3,153	781	(1,029,203)
Written options	—	—	(1,186,333)
Net change in unrealized appreciation (depreciation)	147,056,312	953,424,068	2,931,242,724
Net realized and unrealized gain (loss)	236,219,164	1,098,532,697	4,220,025,697
Net increase (decrease) in net assets resulting from operations	$231,251,550	$1,131,552,921	$5,868,874,932

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	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended March 31, 2017 (unaudited)

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Investment income:
Dividends:
Unaffiliated issuers	$—	$104,330,759
Non-controlled affiliates (Note 3f)	35,162	16,198
Interest	120,495,587	1,565,504
Paydown gain (loss)	(31,302,938)	—
Total investment income.	89,227,811	105,912,461
Expenses:
Management fees (Note 3a)	14,271,942	14,085,030
Distribution fees: (Note 3c)
Class A	2,982,946	3,015,748
Class C	3,133,233	3,303,126
Class R	137,166	244,198
Transfer agent fees: (Note 3e)
Class A	2,666,607	2,192,148
Class C	643,317	554,003
Class R	37,061	53,353
Class R6	843	3,976
Advisor Class	498,172	407,643
Custodian fees (Note 4)	27,222	40,896
Reports to shareholders	234,694	191,898
Registration and filing fees	119,279	107,382
Professional fees	44,119	37,125
Trustees’ fees and expenses	14,394	12,791
Other.	487,486	51,504
Total expenses	25,298,481	24,300,821
Expense reductions (Note 4)	(1,257)	(1,957)
Expenses waived/paid by affiliates (Note 3f)	(138,703)	(39,915)
Net expenses	25,158,521	24,258,949
Net investment income	64,069,290	81,653,512
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(43,984,248)	71,791,307
Foreign currency transactions	—	(139,756)
Net realized gain (loss)	(43,984,248)	71,651,551
Net change in unrealized appreciation (depreciation) on:
Investments	(112,626,912)	197,740,782
Translation of other assets and liabilities
denominated in foreign currencies	—	(14)
Net change in unrealized appreciation (depreciation)	(112,626,912)	197,740,768
Net realized and unrealized gain (loss)	(156,611,160)	269,392,319
Net increase (decrease) in net assets resulting from operations	$(92,541,870)	$351,045,831

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund
	Six Months Ended		Six Months Ended
	March 31, 2017	Year Ended	March 31, 2017	Year Ended
	(unaudited)	September 30, 2016	(unaudited)	September 30, 2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,967,614)	$(9,206,276)	$33,020,224	$75,775,891
Net realized gain (loss)	89,162,852	60,919,154	145,108,629	403,618,703
Net change in unrealized
appreciation (depreciation)	147,056,312	365,745,675	953,424,068	915,148,381
Net increase (decrease) in net
assets resulting from
operations	231,251,550	417,458,553	1,131,552,921	1,394,542,975
Distributions to shareholders from:
Net investment income:
Class A	—	—	(36,899,436)	(47,314,338)
Class R	—	—	(1,230,884)	(1,070,343)
Class R6	—	—	(11,177,576)	(13,934,302)
Advisor Class	—	—	(15,699,121)	(14,692,811)
Net realized gains:
Class A	(67,256,048)	(50,280,433)	(234,476,144)	(236,451,446)
Class C	(11,758,906)	(8,550,949)	(28,671,535)	(27,988,492)
Class R	(1,284,067)	(1,147,436)	(14,987,345)	(15,909,617)
Class R6	(11,046,724)	(9,395,944)	(38,880,082)	(38,078,959)
Advisor Class	(7,824,210)	(4,536,946)	(64,547,147)	(49,398,589)
Total distributions to shareholders	(99,169,955)	(73,911,708)	(446,569,270)	(444,838,897)
Capital share transactions: (Note 2)
Class A	(95,620,001)	22,189,136	(430,936,162)	(162,965,732)
Class C	(9,990,807)	15,466,910	(2,471,423)	6,510,834
Class R	(3,587,652)	(8,874,020)	(10,854,360)	(63,665,280)
Class R6	52,758,839	(47,875,928)	206,650,505	(12,272,599)
Advisor Class	168,439,664	9,087,518	232,693,526	338,804,621
Total capital share transactions	112,000,043	(10,006,384)	(4,917,914)	106,411,844
Net increase (decrease) in net
assets	244,081,638	333,540,461	680,065,737	1,056,115,922
Net assets:
Beginning of period	3,043,788,613	2,710,248,152	12,199,017,841	11,142,901,919
End of period.	$3,287,870,251	$3,043,788,613	$12,879,083,578	$12,199,017,841
Undistributed net investment income
included in net assets:
End of period.	$—	$—	$4,865,454	$36,852,247
Accumulated net investment loss
included in net assets:
End of period.	$(12,454,456)	$(7,486,842)	$—	$—

94 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund
	Six Months Ended		Six Months Ended
	March 31, 2017	Year Ended	March 31, 2017	Year Ended
	(unaudited)	September 30, 2016	(unaudited)	September 30, 2016
Increase (decrease) in net assets:
Operations:
Net investment income.	$1,648,849,235	$3,438,938,686	$64,069,290	$139,492,462
Net realized gain (loss)	1,288,782,973	(1,282,009,421)	(43,984,248)	10,586,197
Net change in unrealized
appreciation (depreciation)	2,931,242,724	7,225,707,762	(112,626,912)	(6,613,115)
Net increase (decrease) in net
assets resulting from
operations	5,868,874,932	9,382,637,027	(92,541,870)	143,465,544
Distributions to shareholders from:
Net investment income:
Class A	(1,201,765,518)	(2,485,275,665)	(61,576,022)	(131,450,457)
Class C	(556,740,960)	(1,181,223,007)	(12,517,606)	(27,370,513)
Class R	(9,783,565)	(21,375,115)	(750,155)	(1,712,479)
Class R6	(47,677,508)	(101,566,652)	(9,228,922)	(16,335,592)
Advisor Class	(237,350,871)	(434,811,841)	(12,214,827)	(21,257,710)
Total distributions to shareholders	(2,053,318,422)	(4,224,252,280)	(96,287,532)	(198,126,751)
Capital share transactions: (Note 2)
Class A	(1,447,520,464)	(2,328,656,181)	(316,752,871)	103,644,563
Class C	(862,664,997)	(1,818,661,369)	(110,336,372)	3,123,563
Class R	(21,526,924)	(46,109,223)	(14,023,247)	(4,370,596)
Class R6	(16,396,721)	(116,842,625)	(158,175,112)	253,127,815
Advisor Class	1,832,139,821	(107,969,590)	91,245,455	102,139,643
Total capital share transactions	(515,969,285)	(4,418,238,988)	(508,042,147)	457,664,988
Net increase (decrease) in net
assets	3,299,587,225	740,145,759	(696,871,549)	403,003,781
Net assets:
Beginning of period	79,633,756,458	78,893,610,699	6,673,608,849	6,270,605,068
End of period.	$82,933,343,683	$79,633,756,458	$5,976,737,300	$6,673,608,849
Undistributed net investment income
included in net assets:
End of period.	$—	$—	$—	$367,575
Distributions in excess of net investment
income included in net assets:
End of period.	$(474,815,345)	$(70,346,158)	$(31,850,667)	$—

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Six Months Ended
	March 31, 2017	Year Ended
	(unaudited)	September 30, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$81,653,512	$160,415,989
Net realized gain (loss)	71,651,551	10,054,627
Net change in unrealized appreciation (depreciation)	197,740,768	775,675,049
Net increase (decrease) in net assets resulting from operations	351,045,831	946,145,665
Distributions to shareholders from:
Net investment income:
Class A	(55,787,982)	(112,834,284)
Class C	(11,646,815)	(24,515,967)
Class R	(1,195,634)	(2,379,943)
Class R6	(3,372,493)	(7,365,000)
Advisor Class	(11,106,537)	(19,769,621)
Net realized gains:
Class A	(2,346,125)	(112,737,319)
Class C	(595,963)	(29,873,670)
Class R	(58,200)	(2,659,792)
Class R6	(124,605)	(6,346,334)
Advisor Class	(418,502)	(17,570,610)
Total distributions to shareholders	(86,652,856)	(336,052,540)
Capital share transactions: (Note 2)
Class A	(227,511,127)	250,100,796
Class C	(68,016,126)	26,911,855
Class R	(7,928,774)	10,837,743
Class R6	9,145,951	(5,556,096)
Advisor Class	59,709,889	139,619,686
Total capital share transactions	(234,600,187)	421,913,984
Net increase (decrease) in net assets	29,792,788	1,032,007,109
Net assets:
Beginning of period	6,322,508,025	5,290,500,916
End of period.	$6,352,300,813	$6,322,508,025
Undistributed net investment income included in net assets:
End of period.	$3,592,957	$5,048,906

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FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining fund in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on March 31, 2017.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

g. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

g. Securities Lending (continued)

repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a to-be-announced basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2017, each Fund has determined that no tax liability is required in its financial

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statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At March 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin DynaTech		Franklin Growth
	Fund		Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2017
Shares sold	3,937,312	$201,154,661	7,873,756	$625,559,721
Shares issued in reinvestment of distributions.	1,325,934	62,305,646	3,311,504	249,919,231
Shares redeemed	(7,068,636)	(359,080,308)	(16,496,395)	(1,306,415,114)
Net increase (decrease)	(1,805,390)	$(95,620,001)	(5,311,135)	$(430,936,162)
Year ended September 30, 2016
Shares sold	11,719,604	$557,476,346	14,730,591	$1,091,538,193
Shares issued in reinvestment of distributions.	934,047	46,730,383	3,458,561	261,017,574
Shares issued on reorganization	—	—	314,663	18,982,031
Shares redeemed	(12,214,975)	(582,017,593)	(20,629,135)	(1,534,503,530)
Net increase (decrease)	438,676	$22,189,136	(2,125,320)	$(162,965,732)
Class C Shares:
Six Months ended March 31, 2017
Shares sold	642,636	$28,006,212	1,176,270	$86,202,078
Shares issued in reinvestment of distributions.	278,097	11,146,149	378,292	26,423,733
Shares redeemed	(1,134,627)	(49,143,168)	(1,573,465)	(115,097,234)
Net increase (decrease)	(213,894)	$(9,990,807)	(18,903)	$(2,471,423)
Year ended September 30, 2016
Shares sold	2,087,492	$85,801,474	2,416,582	$166,119,695
Shares issued in reinvestment of distributions.	187,219	8,097,222	364,920	25,617,358
Shares issued on reorganization	—	—	57,203	3,204,287
Shares redeemed	(1,917,133)	(78,431,786)	(2,748,828)	(188,430,506)
Net increase (decrease)	357,578	$15,466,910	89,877	$6,510,834
Class R Shares:
Six Months ended March 31, 2017
Shares sold	83,393	$4,162,568	375,995	$29,690,092
Shares issued in reinvestment of distributions.	27,272	1,251,781	210,204	15,813,630
Shares redeemed	(180,286)	(9,002,001)	(715,046)	(56,358,082)
Net increase (decrease)	(69,621)	$(3,587,652)	(128,847)	$(10,854,360)
Year ended September 30, 2016
Shares sold	165,591	$7,698,887	922,209	$67,929,360
Shares issued in reinvestment of distributions.	23,085	1,131,862	220,024	16,556,807
Shares issued on reorganization	—	—	137	7,135
Shares redeemed	(377,470)	(17,704,769)	(2,012,219)	(148,158,582)
Net increase (decrease)	(188,794)	$(8,874,020)	(869,849)	$(63,665,280)

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	Franklin DynaTech		Franklin Growth
	Fund		Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended March 31, 2017
Shares sold	1,394,393	$75,536,692	3,689,086	$295,553,990
Shares issued in reinvestment of distributions.	228,050	11,046,724	613,371	46,278,808
Shares redeemed	(638,780)	(33,824,577)	(1,698,633)	(135,182,293)
Net increase (decrease)	983,663	$52,758,839	2,603,824	$206,650,505
Year ended September 30, 2016
Shares sold	1,005,677	$48,126,111	2,209,612	$166,757,883
Shares issued in reinvestment of distributions.	183,157	9,395,944	637,359	48,088,702
Shares redeemed	(2,168,287)	(105,397,983)	(3,013,600)	(227,119,184)
Net increase (decrease)	(979,453)	$(47,875,928)	(166,629)	$(12,272,599)
Advisor Class Shares:
Six Months ended March 31, 2017
Shares sold	4,148,071	$217,294,701	6,376,409	$506,373,479
Shares issued in reinvestment of distributions.	155,933	7,506,593	998,990	75,473,718
Shares redeemed	(1,087,770)	(56,361,630)	(4,430,296)	(349,153,671)
Net increase (decrease)	3,216,234	$168,439,664	2,945,103	$232,693,526
Year ended September 30, 2016
Shares sold	2,188,873	$109,144,348	6,862,211	$545,996,733
Shares issued in reinvestment of distributions.	84,067	4,294,126	801,298	60,554,117
Shares issued on reorganization	—	—	2,254,565	136,327,485
Shares redeemed	(2,202,327)	(104,350,956)	(5,398,462)	(404,073,714)
Net increase (decrease)	70,613	$9,087,518	4,519,612	$338,804,621

	Franklin Income		Franklin U.S. Government
	Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2017
Shares sold	1,159,554,907	$2,665,135,864	48,429,708	$302,132,177
Shares issued in reinvestment of distributions	484,339,931	1,105,001,340	8,451,050	52,523,690
Shares redeemed	(2,271,955,811)	(5,217,657,668)	(107,875,766)	(671,408,738)
Net increase (decrease)	(628,060,973)	$(1,447,520,464)	(50,995,008)	$(316,752,871)
Year ended September 30, 2016
Shares sold	2,296,688,306	$4,899,239,525	129,588,253	$826,285,803
Shares issued in reinvestment of distributions	1,066,919,722	2,280,635,347	17,544,573	111,672,956
Shares redeemed	(4,454,843,889)	(9,508,531,053)	(130,888,179)	(834,314,196)
Net increase (decrease)	(1,091,235,861)	$(2,328,656,181)	16,244,647	$103,644,563

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2. Shares of Beneficial Interest (continued)

	Franklin Income		Franklin U.S. Government
	Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Six Months ended March 31, 2017
Shares sold	515,277,315	$1,199,281,036	8,980,693	$55,723,396
Shares issued in reinvestment of distributions	211,626,160	488,809,479	1,813,679	11,196,970
Shares redeemed	(1,099,238,618)	(2,550,755,512)	(28,689,317)	(177,256,738)
Net increase (decrease)	(372,335,143)	$(862,664,997)	(17,894,945)	$(110,336,372)
Year ended September 30, 2016
Shares sold	1,068,954,930	$2,309,517,092	36,439,976	$230,732,462
Shares issued in reinvestment of distributions	475,083,681	1,027,055,245	3,842,286	24,293,961
Shares redeemed	(2,389,581,028)	(5,155,233,706)	(39,789,996)	(251,902,860)
Net increase (decrease)	(845,542,417)	$(1,818,661,369)	492,266	$3,123,563
Class R Shares:
Six Months ended March 31, 2017
Shares sold	16,555,180	$37,488,527	1,560,283	$9,753,095
Shares issued in reinvestment of distributions	4,114,887	9,228,681	115,245	715,950
Shares redeemed	(30,192,439)	(68,244,132)	(3,956,790)	(24,492,292)
Net increase (decrease)	(9,522,372)	$(21,526,924)	(2,281,262)	$(14,023,247)
Year ended September 30, 2016
Shares sold	32,442,666	$68,219,741	4,014,644	$25,582,929
Shares issued in reinvestment of distributions	9,659,507	20,294,130	256,237	1,629,788
Shares redeemed	(64,184,548)	(134,623,094)	(4,958,227)	(31,583,313)
Net increase (decrease)	(22,082,375)	$(46,109,223)	(687,346)	$(4,370,596)
Class R6 Shares:
Six Months ended March 31, 2017
Shares sold	20,889,478	$47,848,781	2,998,333	$18,831,742
Shares issued in reinvestment of distributions	20,069,133	45,425,850	1,479,929	9,228,922
Shares redeemed	(48,293,178)	(109,671,352)	(29,847,624)	(186,235,776)
Net increase (decrease)	(7,334,567)	$(16,396,721)	(25,369,362)	$(158,175,112)
Year ended September 30, 2016
Shares sold	27,601,182	$58,603,240	56,484,578	$361,101,116
Shares issued in reinvestment of distributions	45,946,719	97,311,080	2,472,810	15,785,553
Shares redeemed	(130,160,220)	(272,756,945)	(19,368,048)	(123,758,854)
Net increase (decrease)	(56,612,319)	$(116,842,625)	39,589,340	$253,127,815
Advisor Class Shares:
Six Months ended March 31, 2017
Shares sold	1,244,245,042	$2,848,972,412	36,761,948	$229,779,312
Shares issued in reinvestment of distributions	92,202,175	208,983,541	1,766,327	11,010,382
Shares redeemed	(539,464,085)	(1,225,816,132)	(23,946,956)	(149,544,239)
Net increase (decrease)	796,983,132	$1,832,139,821	14,581,319	$91,245,455
Year ended September 30, 2016
Shares sold	1,067,594,317	$2,275,707,421	40,939,883	$261,734,567
Shares issued in reinvestment of distributions	178,298,784	377,867,092	2,904,764	18,546,418
Shares redeemed	(1,308,652,167)	(2,761,544,103)	(27,863,916)	(178,141,342)
Net increase (decrease)	(62,759,066)	$(107,969,590)	15,980,731	$102,139,643

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	Franklin Utilities
	Fund
	Shares	Amount
Class A Shares:
Six Months ended March 31, 2017
Shares sold	17,891,761	$316,056,332
Shares issued in reinvestment of distributions	3,034,471	53,089,499
Shares redeemed	(33,777,246)	(596,656,958)
Net increase (decrease)	(12,851,014)	$(227,511,127)
Year ended September 30, 2016
Shares sold	50,469,532	$868,419,143
Shares issued in reinvestment of distributions	13,069,421	208,694,820
Shares redeemed	(48,540,425)	(827,013,167)
Net increase (decrease)	14,998,528	$250,100,796
Class C Shares:
Six Months ended March 31, 2017
Shares sold	2,844,785	$50,082,327
Shares issued in reinvestment of distributions	605,776	10,543,915
Shares redeemed	(7,310,287)	(128,642,368)
Net increase (decrease)	(3,859,726)	$(68,016,126)
Year ended September 30, 2016
Shares sold	10,472,053	$177,587,549
Shares issued in reinvestment of distributions	2,911,810	46,120,996
Shares redeemed	(11,691,443)	(196,796,690)
Net increase (decrease)	1,692,420	$26,911,855
Class R Shares:
Six Months ended March 31, 2017
Shares sold	1,026,515	$18,086,936
Shares issued in reinvestment of distributions	69,662	1,212,928
Shares redeemed	(1,551,589)	(27,228,638)
Net increase (decrease)	(455,412)	$(7,928,774)
Year ended September 30, 2016
Shares sold	2,558,079	$44,212,218
Shares issued in reinvestment of distributions	307,591	4,887,986
Shares redeemed	(2,256,335)	(38,262,461)
Net increase (decrease)	609,335	$10,837,743
Class R6 Shares:
Six Months ended March 31, 2017
Shares sold	2,128,839	$37,891,566
Shares issued in reinvestment of distributions	198,101	3,497,098
Shares redeemed	(1,795,414)	(32,242,713)
Net increase (decrease)	531,526	$9,145,951
Year ended September 30, 2016
Shares sold	4,569,794	$80,441,620
Shares issued in reinvestment of distributions	849,533	13,711,334
Shares redeemed	(5,632,978)	(99,709,050)
Net increase (decrease)	(213,651)	$(5,556,096)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Utilities
	Fund
	Shares	Amount
Advisor Class Shares:
Six Months ended March 31, 2017
Shares sold	11,819,019	$212,217,854
Shares issued in reinvestment of distributions	606,859	10,725,940
Shares redeemed	(9,215,348)	(163,233,905)
Net increase (decrease)	3,210,530	$59,709,889
Year ended September 30, 2016
Shares sold	17,376,033	$302,116,278
Shares issued in reinvestment of distributions	2,161,976	34,915,765
Shares redeemed	(11,446,675)	(197,412,357)
Net increase (decrease)	8,091,334	$139,619,686

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

Franklin DynaTech Fund, Franklin Growth Fund and Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the period ended March 31, 2017, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

	0.462%	0.448%	0.373%	0.450%	0.460%

b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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3.	Transactions with Affiliates (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.15%	0.15%	0.15%
Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Sales charges retained net of
commissions paid to
unaffiliated brokers/dealers .	$380,035	$1,017,655	$6,292,800	$370,084	$377,704
CDSC retained.	$35,130	$62,364	$634,113	$84,690	$34,742

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Transfer agent fees.	$952,842	$3,602,159	$10,481,310	$1,945,479	$1,388,098

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f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended March 31, 2017, investments in affiliated management investment companies were as follows:

								% of
								Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Franklin DynaTech Fund
Institutional
Fiduciary Trust
Money Market
Portfolio, 0.32%	17,719,400	263,802,853	(191,499,912)	90,022,341	$90,022,341	$24,484	$–	0.4%

Franklin Growth Fund
Institutional
Fiduciary Trust
Money Market
Portfolio, 0.32%	856,457,573	355,421,383	(782,255,434)	429,623,522	$429,623,522	$216,262	$–	2.0%

Franklin Income Fund
Institutional
Fiduciary Trust
Money Market
Portfolio, 0.32%	1,087,361,640	8,799,968,610	(7,066,437,282)	2,820,892,968	$2,820,892,968	$910,394	$–	13.3%

Franklin U.S. Government
Securities Fund
Institutional
Fiduciary Trust
Money Market
Portfolio, 0.32%	100,549,302	575,677,307	(606,856,727)	69,369,882	$69,369,882	$35,162	$–	0.3%

Franklin Utilities Fund
Institutional
Fiduciary Trust
Money Market
Portfolio, 0.32%	35,157,723	238,339,176	(203,157,527)	70,339,372	$70,339,372	$16,198	$–	0.3%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until January 31, 2018. There were no Class R6 transfer agent fees waived during the period ended March 31, 2017.

h. Other Affiliated Transactions

At March 31, 2017, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

			Franklin
Franklin	Franklin	Franklin	U.S. Government	Franklin
DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

11.7%	7.7%	2.0%	5.7%	2.6%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

i. Interfund Transactions

Franklin Income Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended March 31, 2017, the purchase and sale transactions aggregated $12,745,008 and $0, respectively.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended March 31, 2017, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2016, the capital loss carryforwards were as follows:

		Franklin
	Franklin	U.S. Government
	Income Fund	Securities Fund
Capital loss carryforwards subject to expiration:
2017	$—	$18,668,917
2018	2,298,838,256	16,923,310
2019	—	4,445,156
Capital loss carryforwards not subject to expiration:
Short term	2,026,929,166	123,119,594
Long term	2,197,385,271	264,701,909
Total capital loss carryforwards.	$6,523,152,693	$427,858,886

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At September 30, 2016, Franklin Utilities Fund deferred post-October capital losses of $971,183, and Franklin DynaTech Fund and Franklin Income Fund deferred late-year ordinary losses of $7,486,840 and $14,041,004, respectively.

At March 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Cost of investments	$1,852,967,419	$5,644,959,068	$78,186,535,618

Unrealized appreciation	$1,451,950,144	$7,265,360,989	$8,291,305,712
Unrealized depreciation	(4,233,457)	(84,762,047)	(3,622,959,502)
Net unrealized appreciation (depreciation)	$1,447,716,687	$7,180,598,942	$4,668,346,210

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	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund

Cost of investments	$5,869,231,788	$3,652,455,263

Unrealized appreciation	$152,046,756	$2,756,816,137
Unrealized depreciation	(49,969,802)	(50,269,915)
Net unrealized appreciation (depreciation)	$102,076,954	$2,706,546,222

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, corporate actions, equity-linked securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2017, were as follows:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund
Purchases	$390,529,161	$320,199,960	$15,661,269,702	$2,746,627,570	$20,772,691
Sales	$443,203,814	$389,593,373	$18,561,976,567	$3,223,195,001	$302,765,287

Transactions in options written during the period ended March 31, 2017, were as follows:

				Number of	Premiums
				Contracts	Received
Franklin Income Fund
Options outstanding at September 30, 2016				35,000	$10,304,692
Options written				523,238	65,269,827
Options expired				(116,639)	(9,654,430)
Options exercised				(94,861)	(14,684,416)
Options closed				(85,000)	(29,622,684)
Options outstanding at March 31, 2017				261,738	$21,612,989

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

At March 31, 2017, in connection with securities lending transactions, Franklin Income Fund loaned corporate bonds and notes and received $77,391,070 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk

At March 31, 2017, Franklin Income Fund had 35.6% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

	Acquisition
Shares Issuer	Date	Cost	Value
Franklin Income Fund
28,306,773 [a] Halcon Resources Corp. (Value is 0.3% of Net Assets)	6/29/12 - 10/23/15	$383,820,185	$213,895,771

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $ 95,739,000 as of March 31, 2017.

9. Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statements of Investments.

At March 31, 2017, unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Franklin Income Fund
American Axle & Manufacturing, Inc., Initial Loan Bridge	$80,000,000
Avantor Performance Materials Holdings, Inc, 2nd Lien Delayed Draw Term
Loan	884,211
Avantor Performance Materials Holdings, Inc, Delayed Draw Term Loan	2,020,202
PetroQuest Energy, Inc., Multidraw Term Loan Facility	20,000,000
$102,904,413

10. Other Derivative Information

At March 31, 2017, Franklin Income Fund’s investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value

Equity contracts.	Investments in securities, at	$75,600,000	[a]	Options written, at value	$14,229,630
value

[a]Purchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

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For the period ended March 31, 2017, the effect of derivative contracts in Franklin Income Fund’s Statements of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts			Net Realized		Appreciation
Not Accounted for as	Statement of		Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Locations		the Period	Operations Locations	for the Period

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Equity contracts	Investments	$	—[a]	Investments	$12,030,397	[a]
	Written options		33,142,894	Written options	(1,186,333)
Totals			$33,142,894		$10,844,064

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the period ended March 31, 2017, the average month end fair value of derivatives represented less than 0.1% of average month end net assets. The average month end number of open derivatives contracts for the period was 8.

See Note 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended March 31, 2017, investments in “affiliated companies” were as follows:

	Number of					Number of
	Shares/					Shares/
	Principal					Principal
	Amount*					Amount*
	Held at					Held at
	Beginning	Gross		Gross		End	Value at	Investment	Realized
Name of Issuer	of Period	Additions		Reductions		of Period	End of Period	Income	Gain (Loss)

Franklin Income Fund
Non-Controlled Affiliates
CEVA Holdings LLC	91,371	—		—		91,371	$18,274,212	$—	$—
CEVA Holdings LLC, cvt.
pfd., A-1	2,897	—		—		2,897	1,014,038	—	—
CEVA Holdings LLC, cvt.
pfd., A-2	110,565	—		—		110,565	27,641,270	—	—
Energy XXI Gulf Coast Inc .	—	7,259,184	[a]	—		7,259,184	217,557,744	—	—
Goodrich Petroleum Corp	—	2,303,000	[a]	42,141		2,260,859	31,821,590	—	215,729
Halcon Resources Corp	28,306,773	—		—		28,306,773	213,895,771	—	—
Halcon Resources Corp.,
senior note, 144A, 6.75%,
2/15/25	—	97,000,000		—		97,000,000	95,739,000	1,024,313	—
Halcon Resources Corp.,
secured note, second lien,
144A, 8.625%, 2/01/20	190,000,000	—		190,000,000	[a]	—	—	7,693,021	25,380,040
PetroQuest Energy Inc	1,283,318	—		620,032		663,286	—[b]	—	197,371
PetroQuest Energy Inc.,
secured note, second lien,
144A, PIK, 10.00%,
2/15/21	58,725,000	2,026,012		—		60,751,012	—[b]	—	—
Rex Energy Corp	2,520,000	—		—		2,520,000	—[b]	—	—
Rex Energy Corp	6,194,262	—		6,194,262		—	—	—	411,262

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11.	Holdings of 5% Voting Securities of Portfolio Companies (continued)

	Number of				Number of
	Shares/				Shares/
	Principal				Principal
	Amount*				Amount*
	Held at				Held at
	Beginning	Gross		Gross	End		Value at	Investment	Realized
Name of Issuer	of Period	Additions		Reductions	of Period		End of Period	Income	Gain (Loss)

Franklin Income Fund (continued)
Non-Controlled Affiliates (continued)
Rex Energy Corp., second
lien, 1.00% to 10/01/17,
8.00% thereafter, 10/01/20 . 110,000,000		—		1,000,000	109,000,000	$	—[b]	$—	$385,809
Stone Energy Corp	—	6,151,402	[a]	—	6,151,402		134,346,620	—	—
Stone Energy Corp., senior
note, 7.50%, 5/31/22	—	72,845,556	[a]	—	72,845,556		71,388,645	455,285	—
W&T Offshore Inc	28,041,726	—		1,888,726	26,153,000		72,443,810	—	(4,320,789)
W&T Offshore Inc., Second
Lien Term Loan, 9.00%,
5/15/20	151,850,000	10,000,000		—	161,850,000		145,665,000	6,861,829	—
W&T Offshore Inc., second
lien, 144A, PIK, 10.75%,
5/15/20	74,140,000	1,505,453		—	75,645,453		62,879,702	2,553,615	—
W&T Offshore Inc., senior
secured, 1.5 lien Term
Loan, 11.00%, 11/15/19	75,000,000	—		—	75,000,000		77,262,000	4,108,017	—
W&T Offshore Inc., senior
secured note, third lien,
144A, PIK, 10.00%,
6/15/21	65,903,000	1,794,026		—	67,697,026		50,635,768	1,490,942	—
Total Affiliated Securities (Value is 1.5% of Net Assets)							$1,220,565,170	$24,187,022	$22,269,422

*In U.S. dollars unless otherwise indicated.
aGross addition/reduction was the result of various corporate actions.
bAs of March 31, 2017, no longer an affiliate.

12. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended March 31, 2017, the Funds did not use the Global Credit Facility.

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13. Fair Value Measurements

The Funds follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2017, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin DynaTech Fund
Assets:
Investments in Securities:
Equity Investments[a]	$3,210,661,765	$—	$—	$3,210,661,765
Short Term Investments	90,022,341	—	—	90,022,341
Total Investments in Securities	$3,300,684,106	$—	$—	$3,300,684,106

Franklin Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$12,395,934,488	$—	$—	$12,395,934,488
Short Term Investments	429,623,522	—	—	429,623,522
Total Investments in Securities	$12,825,558,010	$—	$—	$12,825,558,010

Franklin Income Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Energy.	$5,825,221,090	$—	$213,895,771	$6,039,116,861
Financials	5,074,772,325	97,962,500	—	5,172,734,825
Industrials	2,620,491,144	46,929,520	—	2,667,420,664
All Other Equity Investments[a]	20,983,569,658	—	—	20,983,569,658
Equity-Linked Securities	—	10,491,742,658	—	10,491,742,658
Convertible Bonds	—	694,660,284	—	694,660,284
Corporate Bonds	—	30,048,232,750	—	30,048,232,750
Senior Floating Rate Interests	—	3,270,409,140	—	3,270,409,140
Escrows and Litigation Trusts	—	—	—[c]	—
Options Purchased	75,600,000	—	—	75,600,000
Short Term Investments	3,320,647,868	90,747,120	—	3,411,394,988
Total Investments in Securities	$37,900,302,085	$44,740,683,972	$213,895,771	$82,854,881,828

Other Financial Instruments:
Unfunded Loan Commitments.	$—	$134,834	$—	$134,834

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13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Options Written	$14,229,630	$—	$—	$14,229,630

Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$5,901,938,860	$—	$5,901,938,860
Short Term Investments	69,369,882	—	—	69,369,882
Total Investments in Securities	$69,369,882	$5,901,938,860	$—	$5,971,308,742

Franklin Utilities Fund
Assets:
Investments in Securities:
Equity Investments[a]	$6,238,681,553	$—	$—	$6,238,681,553
Corporate Bonds	—	49,980,560	—	49,980,560
Short Term Investments	70,339,372	—	—	70,339,372
Total Investments in Securities	$6,309,020,925	$49,980,560	$—	$6,359,001,485

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common, preferred and convertible preferred stocks as well as other equity investments.
cIncludes securities determined to have no value at March 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

14. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

15. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

16. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Currency		Selected Portfolio
CAD	Canadian Dollar	ADR	American Depositary Receipt
EUR	Euro	FHLB	Federal Home Loan Bank
GBP	British Pound	FHLMC	Federal Home Loan Mortgage Corp.
USD	United States Dollar	FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		GP	Graduated Payment
		L/C	Letter of Credit
		PIK	Payment-In-Kind
		SF	Single Family

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Shareholder Information

Board Approval of Investment Management
Agreements

FRANKLIN CUSTODIAN FUNDS
Franklin DynaTech Fund
Franklin Growth Fund
Franklin Income Fund
Franklin U.S. Government Securities Fund
Franklin Utilities Fund
(each a Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin Custodian Funds, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

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Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2016. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin DynaTech Fund - The Performance Universe for this Fund included the Fund and all retail and institutional multi-cap growth funds. The Board noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional multi-cap core funds. The Board noted that the Fund’s annualized total return for the one- and five-year periods was below the median of its Performance Universe, but for the three- and 10-year periods was above the median of its Performance Universe. Observing that, although the performance was below the median of its Performance Universe in the one- and five-year periods, it was above 8.0% and 13.0%, respectively, during these periods. The Board concluded that the Fund’s performance was satisfactory.

Franklin Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin U.S. Government Securities Fund - The Performance Universe for this Fund included the Fund and all retail and institutional Government National Mortgage Association (Ginnie Mae) funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective and conservative policy of investing substantially all of its assets in Ginnie Mae obligations, the Board concluded that the Fund’s performance was acceptable.

Franklin Utilities Fund - The Performance Universe for this Fund included the Fund and all retail and institutional utility funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund and Franklin Utilities Fund - The Expense Group for the Franklin DynaTech Fund included the Fund and 13

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SHAREHOLDER INFORMATION

other multi-cap growth funds. The Expense Group for the Franklin Growth Fund included the Fund and 10 other multi-cap core funds. The Expense Group for the Franklin Income Fund included the Fund and seven other mixed-asset target allocation moderate funds. The Expense Group for the Franklin Utilities Fund included the Fund and six other utility funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable.

Franklin U.S. Government Securities Fund - The Expense Group for the Fund included the Fund, five other GNMA funds and four U.S. mortgage funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board also noted that the Management Rate had declined over time due to breakpoints in the fee schedule and concluded that such rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities.

120 Semiannual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
SHAREHOLDER INFORMATION

Shareholders may view the Trust’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the
U.S. Securities and Exchange Commission for the first and
third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s
website at sec.gov. The filed form may also be viewed and
copied at the Commission’s Public Reference Room in
Washington, DC. Information regarding the operations of the
Public Reference Room may be obtained by calling (800)
SEC-0330.

franklintempleton.com

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Contents

Franklin Focused Growth Fund	2
Performance Summary	6
Your Fund's Expenses	8
Financial Highlights and Statement of Investments	9
Financial Statements	12
Notes to Financial Statements	15
Shareholder Information	21

1	Semiannual Report

Franklin Focused Growth Fund

This semiannual report for Franklin Focused Growth Fund covers the period ended March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing in a focused portfolio of approximately 20–50 stocks that the investment manager believes have favorable growth, quality and valuation characteristics.

Performance Overview

For the period under review, the Fund’s Advisor Class shares delivered a cumulative total return of +6.97%. In comparison, the Russell 1000® Growth Index, which measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +10.01% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy continued to grow in 2017’s first quarter, though at a slower pace compared to the 2016’s fourth quarter. Strength in business investment, exports, housing and consumer spending was partially offset by declines in private inventory investment and government spending. The manufacturing sector generally expanded, and the services sector continued to grow. The unemployment rate decreased from 4.9% in September 2016 to 4.5% at period-end.2 Monthly retail sales were volatile, but grew during most of the review period. Inflation generally increased during the period, as measured by the Consumer Price Index.

At its December meeting, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited improved labor market conditions and higher inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with

1. Source: Morningstar. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 10.

Semiannual Report 2

FRANKLIN FOCUSED GROWTH FUND

statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

U.S. equity markets rose during the review period, benefiting from mostly upbeat economic data, encouraging corporate earnings, signs of improvement in the Chinese and European economies, ongoing expansionary monetary policies from key central banks and investor optimism arising from U.S. President Donald Trump’s pro-growth and pro-business policy plans. However, investor concerns about the terms of the U.K.’s exit from the European Union and President Trump’s protectionist policies weighed on market sentiment. The broad U.S. stock market ended the six-month period higher, as measured by the Standard & Poor’s® 500 Index.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Under normal market conditions, we will invest predominantly in equity securities of companies that we believe offer compelling growth opportunities. The equity securities in which we will invest are predominantly common stock. We may invest in companies of any size, including small and medium capitalization companies. In addition to our main investments, we may invest a portion (up to 25%) of net assets in foreign securities. We will generally seek to maintain a portfolio consisting of securities of approximately 20–50 companies. Although we seek investments across a number of sectors, from time to time, based on economic conditions, we may have significant positions in particular sectors.

Manager’s Discussion

During the period under review, most investment sectors contributed to absolute performance, including information technology (IT), consumer discretionary and health care.3 In IT, the Fund’s position in Microsoft, a software and IT services company, helped results. Microsoft performed well during the period due to a more resilient personal computer spending environment, continued growth in enterprise Office 365 adoption, a rebound in growth of its legacy server business and sustained growth of its Azure cloud offering. We remain positive on Microsoft as the company transitions to the cloud and expands its share of IT spending. Diversified software company Adobe Systems performed well, driven by sustained

Top 10 Holdings
3/31/17
Company	% of Total
Sector/Industry	Net Assets
Amazon.com Inc.	6.7%
Internet & Direct Marketing Retail
Visa Inc.	6.1%
IT Services
Facebook Inc.	5.9%
Internet Software & Services
Alphabet Inc.	5.8%
Internet Software & Services
Microsoft Corp.	4.5%
Software
Celgene Corp.	4.3%
Biotechnology
Adobe Systems Inc.	3.6%
Software
Salesforce.com Inc.	3.4%
Software
Raytheon Co.	3.1%
Aerospace & Defense
Equinix Inc.	2.8%
Equity Real Estate Investment Trusts (REITs)

growth in its Creative Cloud product, a reacceleration of its digital marketing segment and significant operating margin expansion, which led to better-than-expected earnings-per-share and free cash flow growth. Facebook helped results amid strong top- and bottom-line performance. Strong user engagement, new ad formats, Instagram and video have been key drivers. Notably, while Snapchat’s initial public offering had been viewed as a concern for many, possibly leading to a renewed focus on millennials’ relationship with Facebook, Snapchat’s slowing user growth in the latter half of 2016 and strong competitive behavior and feature adoption by both Instagram and Facebook shifted the narrative.

In consumer discretionary, Priceline Group contributed to the Fund’s absolute performance. Travel trends improved as we moved into the latter part of 2016 and early 2017. Priceline’s Booking.com site benefited from a stronger leisure travel environment in Europe. The company continued to make inroads on its vacation rentals listings, leading to less concerns about competition from Airbnb and others.

In health care, biotechnology firm Celgene’s strong performance during the review period was mostly driven by the U.S. presidential election. As an industry, biotechnology had

3. The IT sector comprises internet software and services and software in the SOI. The consumer discretionary sector comprises Internet and direct marketing retail in the SOI.
The health care sector comprises biotechnology and health care equipment and supplies in the SOI.

3	Semiannual Report

FRANKLIN FOCUSED GROWTH FUND

underperformed the broader market leading into the November 2016 election as consensus expectations were for a Hillary Clinton victory. With the election of Donald Trump, and more importantly, the Republican sweep in Congress, investors viewed the risk of government intervention on drug pricing as diminished. Veterinary and pet products and services company IDEXX Laboratories performed well during the reporting period. The company’s shares appreciated as profits in the September and December 2016 quarters exceeded consensus expectations, and as investors gravitated toward consumer-oriented stocks that could benefit from an improving economy.

In contrast, the consumer staples and energy sectors detracted from the Fund’s absolute performance during the reporting period.4 In consumer staples, Monster Beverage hindered returns.5 The company experienced several production issues in the U.S., which led the company to miss consensus expectations. Additionally, its innovation rollout has been initially slower than expected. However, we view these issues as transitory and expect growth to reaccelerate. Beverages firm Constellation Brands also hindered results. Its shares have been under pressure since the U.S. election in November despite the company’s consistently generating excellent results. Investors have been worried about the implications of a border-adjustment tax given that the company’s beer segment includes primarily imported products from Mexico. We view this risk as manageable due to the company’s ability to source a variety of inputs from the U.S. and also its strong pricing power. We expect investors to begin refocusing on fundamental operating trends.

In energy, independent oil and natural gas company Concho Resources hindered the Fund’s performance. The company’s shares fell during the period. Crude oil prices recovered from early-2016 lows, which helped Concho’s shares. However, the subsequent plateau of oil prices during the reporting period led the company’s shares to decline from their prior highs. Concho made a couple of recent acquisitions, including the purchase of private oil producer Reliance Energy, whose Permian Basin oil assets increased Concho’s footprint in the low cost region of West Texas. The deal required the use of cash and issuance of shares, which also pressured Concho’s shares.

Elsewhere, Palo Alto Networks5 and Workday detracted from results in the IT sector. Palo Alto Networks struggled with sales execution issues during the October 2016 and January 2017 fiscal quarters after a large and ill-conceived sales reorganization during the October quarter. Although we remain confident that Palo Alto Networks is attractively valued, we have taken a more conservative view on how large this company can be in the future. Workday, a provider of enterprise cloud applications for finance and human resources, hindered the Fund’s results. The company gave a cautious outlook at its fiscal third-quarter conference call in November 2016 due to concerns about the geopolitical environment, which had led some prospects to delay decisions. Subsequently, the stock has mostly rebounded following better-than-expected fourth-quarter 2016 results, as well as a significant win at Wal-Mart, which intends to transition human resources to the cloud.

In health care, shares of Edwards Lifesciences, a producer of artificial heart valves and hemodynamic monitoring, fell as investors took profits in the medical technology industry in late 2016 following strong performance that was driven by a trend of accelerating sales growth that failed to persist in the September quarter.5 The company’s stock also was negatively affected by the U.S. election, which spurred optimism for accelerating economic growth that led to an investor rotation toward more economically sensitive sectors. Medical devices company Dexcom’s5 stock declined for reasons similar to Edwards Lifesciences. In addition, Dexcom’s sales growth matured in the September and December 2016 quarters to an extent that was greater than investor expectations.

4. The consumer staples sector comprises beverages in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.
5. No longer held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

Semiannual Report 4

FRANKLIN FOCUSED GROWTH FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5	Semiannual Report

FRANKLIN FOCUSED GROWTH FUND

Performance Summary as of March 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]

Advisor
6-Month	+6.97%	+6.97%
Since Inception (4/12/16)	+16.81%	+16.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 7 for Performance Summary footnotes.

Semiannual Report 6

FRANKLIN FOCUSED GROWTH FUND
PERFORMANCE SUMMARY

Distributions (10/1/16–3/31/17)
	Net Investment
Share Class	Income
Advisor	$0.0103

Total Annual Operating Expenses[4]
Share Class	With Waiver	Without Waiver
Advisor	1.00%	4.76%

All investments involve risks, including possible loss of principal. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time totime,itmay be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 1/31/18. Fund investment results reflect the expense reduction; without this reduction the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7	Semiannual Report

FRANKLIN FOCUSED GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value	Value 3/31/17	10/1/6-3/31/17[1,2]	Value 3/31/17	10/1/16–3/31/17[1,2]	Ratio[2]

Advisor	$1,000	$1,069.70	$5.16	$1,019.95	$5.04	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements.

Semiannual Report 8

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Focused Growth Fund
	Six Months Ended	Year Ended
	March 31, 2017	September 30,
	(unaudited)	2016 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.93	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	(0.01)
Net realized and unrealized gains (losses)	0.76	0.94
Total from investment operations	0.75	0.93
Less distributions from:
Net investment income.	(0.01)	—
Net realized gains	(0.03)	—
Total distributions	(0.04)	—
Net asset value, end of period	$11.64	$10.93

Total return[d]	6.97%	9.30%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates.	3.28%	4.76%
Expenses net of waiver and payments by affiliates	1.00%	1.00%
Net investment income (loss)	(0.25)%	(0.18)%

Supplemental data
Net assets, end of period (000’s)	$2,909	$2,732
Portfolio turnover rate	21.48%	7.46%

aFor the period April 12, 2016 (commencement of operations) to September 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

9	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2017 (unaudited)
Franklin Focused Growth Fund
	Shares	Value

Common Stocks 96.7%
Aerospace & Defense 3.1%
Raytheon Co	600	$91,500
Banks 1.3%
First Republic Bank/CA	400	37,524
Beverages 2.2%
Constellation Brands Inc., A	400	64,828
Biotechnology 6.2%
[a] Celgene Corp	1,000	124,430
[a] Incyte Corp	200	26,734
[a] Tesaro Inc	200	30,774
		181,938
Capital Markets 2.9%
The Goldman Sachs Group Inc	200	45,944
MarketAxess Holdings Inc	200	37,498
		83,442
Construction Materials 0.9%
Martin Marietta Materials Inc	120	26,190
Electrical Equipment 1.1%
Rockwell Automation Inc	200	31,142
Equity Real Estate Investment Trusts (REITs) 4.8%
American Tower Corp	500	60,770
Equinix Inc	200	80,074
		140,844
Food & Staples Retailing 2.0%
Costco Wholesale Corp	350	58,692
Health Care Equipment & Supplies 3.9%
Danaher Corp	700	59,871
[a] IDEXX Laboratories Inc	350	54,113
		113,984
Health Care Providers & Services 2.2%
UnitedHealth Group Inc	400	65,604
Hotels, Restaurants & Leisure 1.2%
Starbucks Corp	600	35,034
Industrial Conglomerates 2.0%
3M Co	300	57,399
Internet & Direct Marketing Retail 10.2%
[a] Amazon.com Inc	220	195,039
[a] Netflix Inc	200	29,562
[a] The Priceline Group Inc	40	71,199
		295,800
Internet Software & Services 15.3%
[a] Alibaba Group Holding Ltd., ADR (China)	300	32,349
[a] Alphabet Inc., A	200	169,560
[a] Facebook Inc., A	1,200	170,460
[a] MuleSoft Inc	90	2,190
Tencent Holdings Ltd. (China)	2,500	71,671
		446,230
IT Services 6.1%
Visa Inc., A	2,000	177,740

Semiannual Report 10

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)
	Shares	Value

Common Stocks (continued)
Life Sciences Tools & Services 2.5%
[a] Mettler-Toledo International Inc	150	$71,836
Machinery 2.1%
Fortive Corp	1,000	60,220
Media 2.2%
[a] Charter Communications Inc., A	200	65,464
Oil, Gas & Consumable Fuels 1.8%
[a] Concho Resources Inc	400	51,336
Personal Products 1.0%
Estee Lauder Cos. Inc., A	330	27,981
Professional Services 1.0%
[a] Verisk Analytics Inc	350	28,399
Semiconductors & Semiconductor Equipment 5.4%
Analog Devices Inc	800	65,560
NVIDIA Corp	300	32,679
Xilinx Inc	1,000	57,890
		156,129
Software 14.3%
Activision Blizzard Inc	600	29,916
[a] Adobe Systems Inc	800	104,104
Microsoft Corp	2,000	131,720
[a] Salesforce.com Inc	1,200	98,988
[a] Workday Inc., A	600	49,968
		414,696
Textiles, Apparel & Luxury Goods 1.0%
NIKE Inc., B	500	27,865
Total Common Stocks (Cost $2,384,963)		2,811,817
Other Assets, less Liabilities 3.3%		97,049
Net Assets 100.0%.		$2,908,866

See Abbreviations on page 20.

aNon-income producing.

11	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statement of Assets and Liabilities
March 31, 2017 (unaudited)

Franklin Focused Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,384,963
Value - Unaffiliated issuers	$2,811,817
Cash	111,848
Receivables:
Dividends	368
Affiliates.	33,610
Offering costs.	1,643
Other assets	2
Total assets	2,959,288
Liabilities:
Payables:
Professional fees	50,417
Accrued expenses and other liabilities	5
Total liabilities	50,422
Net assets, at value	$2,908,866
Net assets consist of:
Paid-in capital	$2,495,247
Accumulated net investment loss	(3,472)
Net unrealized appreciation (depreciation)	426,854
Accumulated net realized gain (loss)	(9,763)
Net assets, at value	$2,908,866
Shares outstanding	250,000
Net asset value and maximum offering price per share	$11.64

The accompanying notes are an integral part of these financial statements. | Semiannual Report 12

FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statement of Operations
for the period ended March 31, 2017 (unaudited)

Franklin Focused Growth Fund

Investment income:
Dividends	$10,200
Expenses:
Management fees (Note 3a)	11,624
Custodian fees (Note 4)	7
Reports to shareholders	1,786
Professional fees	18,059
Amortization of offering costs	24,932
Other	875
Total expenses	57,283
Expenses waived/paid by affiliates (Note 3e)	(43,610)
Net expenses	13,673
Net investment income (loss)	(3,473)
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(9,751)
Net change in unrealized appreciation (depreciation) on investments	199,493
Net realized and unrealized gain (loss)	189,742
Net increase (decrease) in net assets resulting from operations	$186,269

13	Semiannual Report | The accompanying notes are an integral part of these financial statements.

	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Focused Growth Fund

	Six Months Ended
	March 31, 2017	Year Ended
	(unaudited)	September 30, 2016[a]
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,473)	$(2,200)
Net realized gain (loss)	(9,751)	6,911
Net change in unrealized appreciation (depreciation)	199,493	227,361
Net increase (decrease) in net assets resulting from operations	186,269	232,072
Distributions to shareholders from:
Net investment income.	(2,575)	—
Net realized gains	(6,900)	—
Total distributions to shareholders	(9,475)	—
Capital share transactions (Note 2)	—	2,500,000
Net increase (decrease) in net assets	176,794	2,732,072
Net assets:
Beginning of period	2,732,072	—
End of period	$2,908,866	$2,732,072
Undistributed net investment income included in net assets:
End of period	$—	$2,576
Accumulated net investment loss included in net assets:
End of period	$(3,472)	$—

aFor the period April 12, 2016 (commencement of operations) to September 30, 2016.

The accompanying notes are an integral part of these financial statements. | Semiannual Report 14

FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements (unaudited)

Franklin Focused Growth Fund

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Focused Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund has five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund currently operates with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

15	Semiannual Report

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These

Semiannual Report 16

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

2. Shares of Beneficial Interest

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

At March 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	March 31, 2017		September 30, 2016[a]
	Shares	Amount	Shares	Amount
Shares sold	—	$—	250,000	$2,500,000
[a]For the period April 12, 2016 (commencement of operations) to September 30, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

17	Semiannual Report

FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.850%	Up to and including $500 million
0.800%	Over $500 million, up to and including $1 billion
0.750%	Over $1 billion, up to and including $3 billion
0.730%	Over $3 billion, up to and including $5 billion
0.700%	In excess of $5 billion

For the period ended March 31, 2017, the annualized effective investment management fee rate was 0.850% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

e. Waiver and Expense Reimbursements

Advisers and FT Services contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) of the Fund do not exceed 1.00% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until January 31, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Semiannual Report 18

FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued) 3. Transactions with Affiliates (continued) f. Other Affiliated Transactions

At March 31, 2017, Franklin Resources Inc. owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2017, there were no credits earned.

5. Income Taxes

At March 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,384,963

Unrealized appreciation	$439,952
Unrealized depreciation	(13,098)
Net unrealized appreciation (depreciation)	$426,854

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of offering costs.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2017, aggregated $578,195 and $622,593, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Fund began participating in the Global Credit Facility on February 10, 2017.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended March 31, 2017, the Fund did not use the Global Credit Facility.

19	Semiannual Report

FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR American Depository Receipt

Semiannual Report 20

FRANKLIN CUSTODIAN FUNDS FRANKLIN FOCUSED GROWTH FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

21	Semiannual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 25, 2017

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  May 25, 2017